                                                                    Exhibit 10.7


                                CREDIT AGREEMENT

                                   dated as of
                                 April 30, 2001

                                      among

                                 PETSMART, INC.
                              as Lead Borrower for:

                                 PETSMART, INC.
                              PETSMART DIRECT, INC.
                       PETSMART STORE SUPPORT GROUP, INC.
                               PETSMART.COM., INC.
                                PET CATALOG, LLC
                                  as Borrowers

                            The LENDERS Party Hereto

                               FLEET NATIONAL BANK
                                 as Issuing Bank

                            FLEET RETAIL FINANCE INC.
                  as Administrative Agent and Collateral Agent

                    CONGRESS FINANCIAL CORPORATION (WESTERN)
                                   as Co-Agent

                                       and

                              FLEET SECURITIES INC.
                        as Syndication Agent and Arranger

                           ---------------------------

                                TABLE OF CONTENTS

                                                                                                       PAGE
ARTICLE I............................................................................................    1

Definitions..........................................................................................    1

         SECTION 1.1....................................................................Defined Terms    1

         SECTION 1.2..................................................................Terms Generally   21

         SECTION 1.3...........................................................Accounting Terms; GAAP   21

ARTICLE II...........................................................................................   21

Amount and Terms of Credit...........................................................................   21

         SECTION 2.1........................................................Commitment of the Lenders   21

         SECTION 2.2....................................................Reserves; Changes to Reserves   22

         SECTION 2.3..................................................................Making of Loans   23

         SECTION 2.4.....................................................................Overadvances   24

         SECTION 2.5..................................................................Swingline Loans   24

         SECTION 2.6................................................................Letters of Credit   25

         SECTION 2.7......................................................Settlements Amongst Lenders   29

         SECTION 2.8........................................................Notes; Repayment of Loans   30

         SECTION 2.9................................................................Interest on Loans   30

         SECTION 2.10................................................................Default Interest   31

         SECTION 2.11....................................................................Certain Fees   31

         SECTION 2.12...........................................................Unused Commitment Fee   31

         SECTION 2.13...........................................................Letter of Credit Fees   31

         SECTION 2.14..................................................................Nature of Fees   32

         SECTION 2.15.........................................Termination or Reduction of Commitments   32

         SECTION 2.16......................................................Alternate Rate of Interest   33

         SECTION 2.17............................................Conversion and Continuation of Loans   33

         SECTION 2.18...................Mandatory Prepayment; Commitment Termination; Cash Collateral   34

         SECTION 2.19..........................Optional Prepayment of Loans; Reimbursement of Lenders   35


                                      (ii)

         SECTION 2.20..............................Maintenance of Loan Account; Statements of Account   37

         SECTION 2.21...................................................................Cash Receipts   37

         SECTION 2.22.........................................................Application of Payments   39

         SECTION 2.23.................................................................Increased Costs   40

         SECTION 2.24..............................................................Change in Legality   41

         SECTION 2.25.....................................................Payments; Sharing of Setoff   41

         SECTION 2.26...........................................................................Taxes   43

         SECTION 2.27................................................Security Interests in Collateral   44

         SECTION 2.28..................................Mitigation Obligations; Replacement of Lenders   45

ARTICLE III..........................................................................................   45

Representations and Warranties.......................................................................   45

         SECTION 3.1.............................................................Organization; Powers   45

         SECTION 3.2....................................................Authorization; Enforceability   46

         SECTION 3.3.............................................Governmental Approvals; No Conflicts   46

         SECTION 3.4..............................................................Financial Condition   46

         SECTION 3.5.......................................................................Properties   46

         SECTION 3.6.............................................Litigation and Environmental Matters   47

         SECTION 3.7..............................................Compliance with Laws and Agreements   47

         SECTION 3.8............................................Investment and Holding Company Status   47

         SECTION 3.9............................................................................Taxes   47

         SECTION 3.10...........................................................................ERISA   48

         SECTION 3.11......................................................................Disclosure   48

         SECTION 3.12....................................................................Subsidiaries   48

         SECTION 3.13.......................................................................Insurance   48

         SECTION 3.14...................................................................Labor Matters   48

         SECTION 3.15..............................................................Security Documents   49

         SECTION 3.16.....................................................Federal Reserve Regulations   49

         SECTION 3.17........................................................................Solvency   49

ARTICLE IV...........................................................................................   49


                                     (iii)

Conditions...........................................................................................   49

         SECTION 4.1.....................................................................Closing Date   49

         SECTION 4.2......................Conditions Precedent to Each Loan and Each Letter of Credit   52

ARTICLE V............................................................................................   53

Affirmative Covenants................................................................................   53

         SECTION 5.1.......................................Financial Statements and Other Information   53

         SECTION 5.2.......................................................Notices of Material Events   55

         SECTION 5.3.................................................Information Regarding Collateral   55

         SECTION 5.4...................................................Existence; Conduct of Business   56

         SECTION 5.5...........................................................Payment of Obligations   56

         SECTION 5.6........................................................Maintenance of Properties   56

         SECTION 5.7........................................................................Insurance   56

         SECTION 5.8........................................................Casualty and Condemnation   57

         SECTION 5.9...................................Books and Records; Inspection and Audit Rights   57

         SECTION 5.10............................................................Compliance with Laws   58

         SECTION 5.11...........................................Use of Proceeds and Letters of Credit   58

         SECTION 5.12.........................................................Additional Subsidiaries   58

         SECTION 5.13..............................................................Further Assurances   59

ARTICLE VI...........................................................................................   59

Negative Covenants...................................................................................   59

         SECTION 6.1...............................................Indebtedness and Other Obligations   59

         SECTION 6.2............................................................................Liens   61

         SECTION 6.3..............................................................Fundamental Changes   62

         SECTION 6.4........................Investments, Loans, Advances, Guarantees and Acquisitions   62

         SECTION 6.5......................................................................Asset Sales   64

         SECTION 6.6............................Restricted Payments; Certain Payments of Indebtedness   64

         SECTION 6.7.....................................................Transactions with Affiliates   65

         SECTION 6.8...........................................................Restrictive Agreements   65


                                      (iv)

         SECTION 6.9..................................................Amendment of Material Documents   66

         SECTION 6.10.........................................................Additional Subsidiaries   66

         SECTION 6.11.............................................................Financial Covenants   66


ARTICLE VII..........................................................................................   66


Events of Default....................................................................................   66

         SECTION 7.2..................................................................When Continuing   69

         SECTION 7.3..............................................................Remedies on Default   69

         SECTION 7.4..........................................................Application of Proceeds   70


ARTICLE VIII.........................................................................................   70


The Agents...........................................................................................   70

         SECTION 8.1...........................................Administration by Administrative Agent   70

         SECTION 8.2.............................................................The Collateral Agent   70

         SECTION 8.3.......................................................Sharing of Excess Payments   70

         SECTION 8.4....................................................Agreement of Required Lenders   71

         SECTION 8.5..............................................................Liability of Agents   71

         SECTION 8.6................................................Reimbursement and Indemnification   72

         SECTION 8.7.................................................................Rights of Agents   73

         SECTION 8.8.............................................Independent Lenders and Issuing Bank   73

         SECTION 8.9...............................................................Notice of Transfer   73

         SECTION 8.10.................................................................Successor Agent   73

         SECTION 8.11................................................Reports and Financial Statements   73

         SECTION 8.12........................................Co-Agent, Syndication Agent and Arranger   74


ARTICLE IX...........................................................................................   74


Miscellaneous........................................................................................   74

         SECTION 9.1..........................................................................Notices   74

         SECTION 9.2..............................................................Waivers; Amendments   74


                                      (v)

         SECTION 9.3...............................................Expenses; Indemnity; Damage Waiver   76

         SECTION 9.4.................................Designation of Lead Borrower as Borrowers' Agent   77

         SECTION 9.5...........................................................Successors and Assigns   79

         SECTION 9.6.........................................................................Survival   81

         SECTION 9.7.........................................Counterparts; Integration; Effectiveness   81

         SECTION 9.8.....................................................................Severability   82

         SECTION 9.9..................................................................Right of Setoff   82

         SECTION 9.10......................Governing Law; Jurisdiction; Consent to Service of Process   82

         SECTION 9.11............................................................WAIVER OF JURY TRIAL   83

         SECTION 9.12........................................................................Headings   83

         SECTION 9.13........................................................Interest Rate Limitation   83

         SECTION 9.14..............................................................Additional Waivers   84

         SECTION 9.15..................................................Designated Senior Indebtedness   85


                                      (vi)

                                    EXHIBITS


A.       Assignment and Acceptance
B-1.     Notes
B-2      Swingline Note
C.       Opinion of Counsel to Loan Parties
D.       Borrowing Base Certificate


                                     (vii)

                                    SCHEDULES


1.1    Lenders and Commitments
1.2    Existing Synthetic Lease Documents
1.3    Facility Guarantors
1.4    Investment Policy
2.21(a)DDAs
2.21(b)Credit Card Arrangements
2.21(c)Blocked Accounts
3.05(c)(i) Title to Properties; Real Estate Owned
3.05(c)(ii) Leased Properties
3.06   Disclosed Matters
3.12   Subsidiaries
3.13   Insurance
5.01(c)Monthly Board Report
5.01(i)Financial Reporting Requirements
6.01   Indebtedness
6.02   Liens
6.04   Investments


                                     (viii)

CREDIT AGREEMENT dated as of April 30, 2001 among

      PETSMART, INC., a Delaware corporation, having a principal place of business at 19601 North 27th Avenue, Phoenix, Arizona 85027, as Lead Borrower for the Borrowers, being said PETSMART, INC., and

            PETSMART DIRECT, INC., a New York corporation, having a principal place of business at 1989 Transit Way, Brockport, New York 14420;

            PETSMART STORE SUPPORT GROUP, INC., a Delaware corporation, having a principal place of business at 19601 North 27th Avenue, Phoenix, Arizona 85027;

            PETSMART.COM., INC., a Delaware corporation, having a principal place of business at 35 Hugus Alley, Suite 200, Pasadena, California 91103; and

            PET CATALOG, LLC, a Delaware limited liability company, having a principal place of business at 19601 North 27th Avenue, Phoenix, Arizona 85027 the LENDERS party hereto; and

      FLEET NATIONAL BANK, as Issuing Bank, a national banking association having a place of business at 100 Federal Street, Boston, Massachusetts 02110; and

      FLEET RETAIL FINANCE INC., as Administrative Agent and Collateral Agent for the Lenders, a Delaware corporation, having its principal place of business at 40 Broad Street, Boston, Massachusetts 02109; and

      CONGRESS FINANCIAL CORPORATION (WESTERN), as Co-Agent.

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

                                    ARTICLE I

                                   Definitions

      SECTION 1.1 Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

      "ACH" shall mean automated clearing house transfers.

      "Account" shall mean any right to payment for goods sold or leased or for services rendered, whether or not earned by performance, or any right to payment for credit extended for goods sold or leased or services rendered.

      "Adjusted LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

      "Administrative Agent" means FRF, in its capacity as administrative agent for the Lenders hereunder.

      "Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

      "Agents" shall mean collectively, the Administrative Agent and the Collateral Agent.

      "Alternate Base Rate" shall mean, for any day, the higher of (a) the annual rate of interest then most recently announced by Fleet at its head office in Boston, Massachusetts as its "Base Rate" and (b) the Federal Funds Effective Rate in effect on such day plus -1/2 of 1% (0.50%) per annum. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations thereof in accordance with the terms hereof, the Alternate Base Rate shall be determined without regard to clause (b) of the first sentence of this definition, until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in Fleet's Base Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in Fleet's Base Rate or the Federal Funds Effective Rate, respectively.

      "Applicable Margin" means initially, the rates for Base Rate Loans and Eurodollar Loans, set forth in Level 2, below:

      Level    Performance Criteria      Base Rate Loans     Eurodollar Loans
      1         Excess Availability      0.50%               2.50%
               less than or equal to
                    $50,000,000


      2         Excess Availability      0.25%               2.25%
                    greater than
                $50,000,000 but less
                  than or equal to
                    $150,000,000


      3         Excess Availability      0%                  2.00%
                    greater than
                    $150,000,000

The Applicable Margin will remain at Level 2 through April 30, 2002, provided that the Applicable Margin shall be immediately increased to the percentages set forth in Level 1 at any time on or after August 1, 2001 that the Excess Availability requirements of Level 2 are not satisfied; in the event that the Applicable Margin is increased to Level 1 prior to April 30, 2002, the Applicable Margin shall not thereafter be reduced to Level 2 unless and until Excess Availability is greater than $50,000,000 for thirty (30) consecutive days. In no event shall the Applicable Margin be set at Level 3 from the Closing Date through April 30, 2002 (even if the Excess Availability requirements for Level 3 have been met). Commencing May 1, 2002, the Applicable Margin shall be adjusted monthly as of the first day of each calendar month, based upon the average Excess Availability for the immediately preceding calendar month. Upon the occurrence of an Event of Default, the Applicable Margin shall be immediately increased to the percentages set forth in Level 1 (even if the Excess Availability requirements for another Level have been met) and interest shall be determined in the manner set forth in Section 2.10.

      "Appraisal Percentage" shall mean 85%.

      "Appraised Value" means the net appraised liquidation value of the Borrowers' and Canadian Operating Subsidiary's Inventory as set forth in the Borrowers' stock ledger (expressed as a percentage of the Cost of such Inventory) as determined from time to time by the Administrative Agent in accordance with its standard procedures and with the assistance of an independent appraiser satisfactory to the Administrative Agent.

      "Arranger" means FSI.

      "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.05), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.

      "Availability Reserves" means such reserves as the Administrative Agent from time to time determines in the Administrative Agent's reasonable discretion as being appropriate to reflect the impediments to the Agents' ability to realize upon the Collateral. Without limiting the generality of the foregoing, Availability Reserves may include (but are not limited to) reserves based on (i) Rent; (ii) Gift Certificates and Merchandise Credit Liability; (iii) Frequent Shopper Programs; (iv) Layaways and Customer Deposits; (v) customs, duties, and other costs to release Inventory which is being imported into the United States; and (vi) outstanding taxes and other governmental charges, including, ad valorem, real estate, personal property, and other taxes which might have priority over the interests of the Collateral Agent in the Collateral.

      "Base Rate Loan" shall mean any Loan bearing interest at a rate determined by reference to the Alternate Base Rate in accordance with the provisions of
Article II.

      "Blocked Account Agreements" has the meaning set forth in Section 2.21(c).

      "Blocked Account Banks" shall mean the banks with whom the Borrowers have entered into Blocked Account Agreements.

      "Blocked Accounts" shall have the meaning set forth in Section 2.21(c).

      "Board" means the Board of Governors of the Federal Reserve System of the United States of America.

      "Bonds" means the convertible subordinated notes issued by the Lead Borrower and dated November 7, 1997 and November 14, 1997.

      "Borrowers" means collectively, PETsMART, Inc., a Delaware corporation, PETsMART Direct, Inc., a New York corporation, PETsMART Store Support Group, Inc., a Delaware corporation, PETsMART.com., Inc., a Delaware corporation, and Pet Catalog, LLC, a Delaware limited liability company.

      "Borrowing" shall mean (a) the incurrence of Loans of a single Type, on a single date and having, in the case of Eurodollar Loans, a single Interest Period, or (b) a Swingline Loan.

      "Borrowing Base" means, at any time of calculation, an amount equal to

      (a) the Receivables Advance Rate of the face amount of Eligible Credit Card Receivables; plus

      (b) the lesser of (i) Appraisal Percentage of the Appraised Value of Eligible Inventory, or (ii) the Inventory Advance Rate of (A) the Cost of Eligible Inventory minus (B) Inventory Reserves; plus

      (c) 100% of all Eligible Cash on Hand, provided that Eligible Cash on Hand included in the Borrowing Base may not be withdrawn from the deposit account at Fleet, thereby reducing the Borrowing Base, unless and until the Lead Borrower furnishes the Administrative Agent with (i) notice of such intended withdrawal and (ii) a Borrowing Base Certificate as of the date of such proposed withdrawal reflecting that, after giving effect to such withdrawal, no Overadvance will result; minus

      (d)   the then amount of all Availability Reserves.

      "Borrowing Base Certificate" has the meaning assigned to such term in
Section 5.01(f).

      "Borrowing Request" means a request by the Lead Borrower on behalf of the Borrowers for a Borrowing in accordance with Section 2.03.

      "Breakage Costs" shall have the meaning set forth in Section 2.19(b).

      "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in Boston, Massachusetts are authorized or required by law to remain closed, provided that, when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

      "Canadian Operating Subsidiary" means 3003300 Nova Scotia Company.

      "Capital Expenditures" means, for any period, the additions to property, plant and equipment and other capital expenditures of the Borrowers that are (or would be) set forth in a consolidated statement of cash flows of the Borrowers for such period prepared in accordance with GAAP.

      "Capital Lease Obligations" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP. "Cash Collateral Account" shall mean an interest-bearing account established by the Borrowers with the Collateral Agent at Fleet under the sole and exclusive dominion and control of the Collateral Agent designated as the "PETsMART Cash Collateral Account".

      "Cash Control Event" means that Excess Availability is less than (a) $35,000,000.00 from the Closing Date through June 30, 2001, or (b) $50,000,000.00 at all times from and after July 1, 2001. For purposes of Section 2.21(h) hereof, the occurrence of a Cash Control Event shall be deemed continuing notwithstanding that Excess Availability may thereafter exceed the amount set forth in the preceding sentence unless and until Excess Availability exceeds such amounts for sixty (60) consecutive days, in which case a Cash Control Event shall no longer be deemed to be continuing for purposes of Section 2.21(h) hereof; provided that a Cash Control Event shall be deemed continuing (even if Excess Availability exceeds the required amounts for sixty consecutive days) if a Cash Control Event has occurred and been discontinued on three (3) occasions in any twelve month period.

      "Cash Receipts" has the meaning provided therefor in Section 2.21(c).

      "CERCLA" means the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. Section 9601 et seq.

      "Change in Control" means, at any time, (a) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Lead Borrower by Persons who were neither (i) nominated by the board of directors of the Lead Borrower nor (ii) appointed by directors so nominated; or (b) the acquisition of thirty-five percent (35%) or more of the capital stock of the Lead Borrower by any Person or group of Persons, or (c) the failure of the Lead Borrower to own, directly or indirectly, 100% of the capital stock of all of the other Borrowers and the Canadian Operating Subsidiary.

      "Change in Law" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change, after the date of this Agreement, in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority, or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 2.23(b), by any lending office of such Lender or by such Lender's or the Issuing Bank's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

      "Charges" has the meaning provided therefor in Section 9.13.

      "Closing Date" means the date on which the conditions specified in Section
4.01 are satisfied (or waived in accordance with Section 9.02).

      "Code" means the Internal Revenue Code of 1986, as amended from time to time.

      "Collateral" means any and all "Collateral" as defined in any applicable Security Document.

      "Collateral Agent" means FRF, in its capacity as collateral agent under the Security Documents.

      "Commercial Letter of Credit" means any Letter of Credit issued for the purpose of providing the primary payment mechanism in connection with the purchase of any materials, goods or services by the Borrowers in the ordinary course of business of the Borrowers.

      "Commitment" shall mean, with respect to each Lender, the aggregate commitment of such Lender hereunder in the amount set forth opposite its name on
SCHEDULE 1.1 hereto or as may subsequently be set forth in the Register from time to time, as the same may be reduced from time to time pursuant to Section 2.15.

      "Commitment Fee" has the meaning provided therefor in Section 2.12.

      "Commitment Percentage" shall mean, with respect to each Lender, that percentage equivalent to such Lender's Commitment divided by the Total Commitments hereunder; each Lender's Commitment Percentage shall initially be in the amount set forth opposite its name on SCHEDULE 1.1 hereto.

      "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. The terms "Controlling" and "Controlled" have meanings correlative thereto.

      "Cost" means the average cost of purchases, as reported on the Borrowers' stock ledger, based upon the Borrowers' accounting practices which are in effect on the date of this Agreement. "Cost" does not include inventory capitalization costs or other non-purchase price charges (such as freight) used in the Borrowers' calculation of cost of goods sold.

      "Credit Card Notifications" has the meaning provided therefor in Section 2.21(c).

      "Credit Extensions" as of any day, shall be equal to the sum of (a) the principal balance of all Loans then outstanding, and (b) the then amount of the Letter of Credit Outstandings.

      "DDAs" means any checking or other demand deposit account maintained by any Borrower.

      "DDA Notification" has the meaning provided therefor in Section 2.21(c).

      "Default" means any event or condition that constitutes an Event of Default or that upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

      "Discontinued Subsidiaries" means each of Pet City (ESOT Trustee LTD UK), PETsMART (UK) LTD, PETsMART (N. Ireland) LTD, Pet City (N. Ireland) LTD, 3000970

Nova Scotia, Limited, 3003970 Nova Scotia Incorporated, PETsMART Direct.com, Inc., and State Line Tack of Texas, Inc.

      "dollars" or "$" refers to lawful money of the United States of America.

      "Early Termination Fees" shall have the meaning set forth in Section 2.15(b).

      "Eligible Cash On Hand" means cash of a Borrower or the Canadian Operating Subsidiary from time to time deposited in a DDA in the name of a Borrower or the Canadian Operating Subsidiary maintained with Fleet (excluding any amounts on deposit in the Cash Collateral Account or in any other escrow, or special purpose or restricted account, such as an account specifically designated for payroll or sales taxes), which DDA is subject to a first perfected security interest in favor of the Collateral Agent for the benefit of itself and the Secured Parties.

      "Eligible Credit Card Receivables" means Accounts due to a Borrower or the Canadian Operating Subsidiary on a non-recourse basis from Visa, Mastercard, American Express Co., Discovercard, and other major credit card processors reasonably acceptable to the Administrative Agent as arise in the ordinary course of business, which have been earned by performance and are deemed by the Administrative Agent in its reasonable discretion to be eligible for inclusion in the calculation of the Borrowing Base. Without limiting the foregoing, unless otherwise approved in writing by the Administrative Agent, none of the following shall be deemed to be Eligible Credit Card Receivables:

            (a) Accounts that have been outstanding for more than seven (7) Business Days from the date of sale;

            (b) Accounts with respect to which a Borrower or the Canadian Operating Subsidiary does not have good, valid and marketable title thereto, free and clear of any Encumbrance (other than Encumbrances granted to the Collateral Agent, for its benefit and the ratable benefit of the Secured Parties, pursuant to the Security Documents);

            (c) Accounts that are not subject to a first priority security interest in favor of the Collateral Agent, for the benefit of itself and the Secured Parties.

            (d) Accounts which are disputed, are with recourse, or with respect to which a claim, counterclaim, offset or chargeback has been asserted (to the extent of such claim, counterclaim, offset or chargeback); or

            (e) Accounts which the Administrative Agent determines in its reasonable discretion to be uncertain of collection.

      "Eligible Inventory" shall mean, as of the date of determination thereof, items of Inventory of the Borrowers and the Canadian Operating Subsidiary that are finished goods, merchantable and readily saleable to the public in the ordinary course deemed by the Administrative Agent in its reasonable discretion to be eligible for inclusion in the calculation of the Borrowing Base. Without limiting the foregoing, unless otherwise approved in writing by the Administrative Agent, none of the following shall be deemed to be Eligible
Inventory:

            (a) Inventory that is not owned solely by the Borrowers or the Canadian Operating Subsidiary, or is leased or on consignment or the Borrowers or the Canadian Operating Subsidiary do not have good and valid title thereto;

            (b) Inventory (including any portion thereof in transit from vendors) that is not located at property that is owned or leased by the Borrowers or the Canadian Operating Subsidiary;

            (c) Inventory that represents (i) goods damaged, defective or otherwise unmerchantable, (ii) goods that do not conform in all material respects to the representations and warranties contained in this Agreement or any of the Security Documents, or (iii) goods to be returned to the vendor;

            (d) Inventory that is not located in the United States of America (excluding territories and possessions thereof) or Canada;

            (e) Inventory that is not subject to a perfected first-priority security interest in favor of the Collateral Agent for the benefit of itself and the Secured Parties;

            (f) Inventory which consists of samples, labels, bags, packaging, and other similar non-merchandise categories;

            (g) Inventory as to which insurance in compliance with the provisions of Section 5.07 hereof is not in effect;

            (h) Inventory which has been sold but not yet delivered or as to which any Borrower or the Canadian Operating Subsidiary has accepted a deposit;

            (i) Inventory consisting of live stock, animals, fish and other similar Inventory;

            (j)   Inventory consisting of work-in-process; or

            (k) Inventory consigned by the Borrowers or the Canadian Operating Subsidiary to any other Person, including without limitation, Webvan Group, Inc.

      "Environmental Laws" means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by or with any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, handling, treatment, storage, disposal, Release or threatened Release of any Hazardous Material or to health and safety matters.

      "Environmental Liability" means any liability, contingent or otherwise (including any liability for damages, natural resource damage, costs of environmental remediation, administrative oversight costs, fines, penalties or indemnities), of any Borrower directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any

Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

      "ERISA Affiliate" means any trade or business (whether or not incorporated) that, together with the Lead Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of
Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

      "ERISA Event" means (a) any "reportable event", as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Lead Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Lead Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Lead Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Lead Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Lead Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

      "Eurodollar Borrowing" shall mean a Borrowing comprised of Eurodollar
Loans.

      "Eurodollar Loan" shall mean any Loan bearing interest at a rate determined by reference to the Adjusted LIBO Rate in accordance with the provisions of Article II.

      "Event of Default" has the meaning assigned to such term in Section 7.01.

      "Excess Availability" means, as of any date of determination, the excess, if any, of (a) the lesser of the Borrowing Base or the aggregate Commitments, over (b) the sum of (i) the outstanding Credit Extensions, and (ii) all then held checks, accounts payable which are beyond credit terms then accorded the Borrowers and overdrafts.

      "Excluded Taxes" means, with respect to the Agents, any Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrowers hereunder, (a) income or franchise taxes imposed on (or measured by) its gross or net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which any Borrower is located and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by a

Borrower under Section 2.28(b), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Foreign Lender's failure to comply with Section 2.26(e), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrowers with respect to such withholding tax pursuant to Section 2.26(a).

      "Existing Synthetic Leases" means the Synthetic Leases with respect to the properties described on SCHEDULE 1.2 and evidenced by the instruments, documents, and agreements described on SCHEDULE 1.2 hereto. "FRF" means Fleet Retail Finance Inc., a Delaware corporation.

      "FRF Concentration Account" shall have the meaning set forth in Section 2.21(c).

      "FSI" means Fleet Securities, Inc., a Massachusetts corporation.

      "Facility Guarantee" means the Guaranty executed by the Facility Guarantors in favor of the Agents, the Issuing Bank and the Lenders.

      "Facility Guarantors" means the Persons listed on SCHEDULE 1.3 hereto and all other Subsidiaries of each Borrower now existing or hereafter created other than Foreign Subsidiaries.

      "Facility Guarantors Collateral Documents" means all security agreements, mortgages, pledge agreements, deeds of trust, and other instruments, documents or agreements executed and delivered by any Facility Guarantor to secure the Facility Guarantee.

      "Federal Funds Effective Rate" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by Fleet from three Federal funds brokers of recognized standing selected by it.

      "Fee Letter" means the letter entitled "Fee Letter" among the Borrowers and the Administrative Agent of even date herewith, as such letter may from time to time be amended.

      "Financial Officer" means, with respect to any Borrower, the chief financial officer, controller or assistant controller of such Borrower.

      "Fleet" means Fleet National Bank, a national banking association.

      "Fleet Disbursement Accounts" has the meaning provided therefor in Section 2.21(f).

      "Foreign Lender" means any Lender that is organized under the laws of a jurisdiction other than the United States of America, any State thereof or the District of Columbia.

      "Foreign Subsidiary" means any Subsidiary that is organized under the laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia.

      "GAAP" means generally accepted accounting principles in the United States of America.

      "Gift Certificate and Merchandise Credit Liability" means, at any time, the aggregate face value at such time of (a) outstanding gift certificates and gift cards of the Borrowers and/or the Canadian Operating Subsidiary entitling the holder thereof to use all or a portion of the certificate to pay all or a portion of the purchase price for any Inventory, and (b) outstanding merchandise credits of the Borrowers and the Canadian Operating Subsidiary.

      "Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

      "Guarantee" of or by any Person (the "guarantor") means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation, provided that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business.

      "Hazardous Materials" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law, including any material listed as a hazardous substance under
Section 101(14) of CERCLA.

      "Hedging Agreement" means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement, or other interest or currency exchange rate or commodity price hedging arrangement.

      "Indebtedness" of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, provided that if such Indebtedness of others is non-recourse to the credit of such Person, then the amount of Indebtedness ascribed to such Person shall not exceed the fair market value of the property securing such Indebtedness of others, (g) all Guarantees by such Person of Indebtedness of others (including, without limitation, under any Synthetic Leases), (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit,
(j) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances, (k) all Hedging Agreements, and (l) the principal and interest portions of all rental obligations of such Person under any Synthetic Lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease in accordance with GAAP. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

      "Indemnified Taxes" means Taxes other than Excluded Taxes.

      "Indemnitee" has the meaning provided therefor in Section 9.03(b).

      "Interest Payment Date" means (a) with respect to any Base Rate Loan (including a Swingline Loan), the last day of each calendar month, and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part, provided that if any Interest Period for a Eurodollar Loan exceeds three (3) months, the Interest Payment Date shall also mean the date which is three (3) months after the commencement of such Interest Period.

      "Interest Period" means, with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as the Lead Borrower may elect, provided that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, and (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period, and (c) any Interest Period which would otherwise end after the Maturity Date shall end on the Maturity Date. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

      "Inventory" has the meaning assigned to such term in the Security
Agreement.

      "Inventory Advance Rate" means sixty-five percent (65%).

      "Inventory Reserves" means such reserves as may be established from time to time by the Administrative Agent in the Administrative Agent's reasonable discretion with respect to the determination of the saleability, at retail, of the Eligible Inventory or which reflect such other factors as affect the market value of the Eligible Inventory. Without limiting the generality of the foregoing, Inventory Reserves may include (but are not limited to) reserves based on (i) obsolescence; (ii) seasonality; (iii) Shrink; (iv) imbalance; (v) change in Inventory character; (vi) change in Inventory composition; (vii) change in Inventory mix; (viii) markdowns (both permanent and point of sale);
(ix) retail markons and markups inconsistent with prior period practice and performance; industry standards; current business plans; or advertising calendar and planned advertising events.

      "Investment Policy" means the investment policy of the Lead Borrower adopted by the board of directors of the Lead Borrower and annexed hereto as
SCHEDULE 1.4, as such policy may be modified from time to time, with the prior written consent of the Administrative Agent.

      "Issuing Bank" means Fleet, in its capacity as the issuer of Letters of Credit hereunder, and any successor to Fleet in such capacity as selected by the Administrative Agent. The Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Bank, in which case the term "Issuing Bank" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

      "L/C Disbursement" means a payment made by the Issuing Bank pursuant to a Letter of Credit.

      "Lead Borrower" means PETsMART, Inc., a Delaware corporation.

      "Lenders" shall mean the Persons identified on SCHEDULE 1.1 hereto and each assignee that becomes a party to this Agreement as set forth in Section 9.05(b).

      "Letter of Credit" shall mean a letter of credit, in form and substance reasonably satisfactory to the Issuing Bank, that is issued pursuant to this Agreement for the account of any Borrower, and shall include, without limitation, a Standby Letter of Credit or Commercial Letter of Credit issued in connection with the purchase of Inventory by any Borrower, to support obligations of a Borrower under the Existing Synthetic Leases, and for other purposes for which a Borrower has historically obtained letters of credit, or for any other purpose that is reasonably acceptable to the Administrative Agent.

      "Letter of Credit Fees" shall mean the fees payable in respect of Letters of Credit pursuant to Section 2.13.

      "Letter of Credit Outstandings" shall mean, at any time, the sum of (a) with respect to Letters of Credit outstanding at such time, the aggregate maximum amount that then is or at any time thereafter may become available for drawing or payment thereunder plus (b) all amounts theretofore drawn or paid under Letters of Credit for which the Issuing Bank has not then been reimbursed.

      "LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, the rate of interest (rounded upwards, if necessary to the next 1/16 of 1%) determined by the Administrative Agent to be the highest prevailing rate per annum at which deposits in dollars are offered to Fleet by first class banks in the London interbank market in which Fleet participates at 10:00 a.m. (Boston time) not less than two Business Days before the first day of the Interest Period for the subject Eurodollar Borrowing, for a deposit approximately in the amount of the subject Borrowing and for a period of time approximately equal to such Interest Period.

      "Lien" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

      "Line Fee" means a fee equal to 0.375% per annum (on the basis of actual days elapsed in a year of 365/366 days, as applicable) of the average daily balance of the difference between (x) each Lender's Commitment and (y) the sum of (i) such Lender's Commitment Percentage of the principal amount of Loans then outstanding, and (ii) such Lender's Commitment Percentage of the then Letter of Credit Outstandings for each day commencing on the date hereof and ending on but excluding the Termination Date.

      "Loan Documents" means this Agreement, the Notes, the Letters of Credit, the Fee Letter, all Borrowing Base Certificates, the Blocked Account Agreements, the DDA Notifications, the Credit Card Notifications, the Security Documents, the Facility Guarantee, and any other instrument or agreement executed and delivered in connection therewith.

      "Loan Party or Loan Parties" means the Borrowers and the Facility Guarantors.

      "Loans" shall mean all loans (including, without limitation, Swingline Loans) at any time made to the Borrowers or for account of the Borrowers pursuant to this Agreement.

      "Margin Stock" has the meaning assigned to such term in Regulation U.

      "Material Adverse Effect" means a material adverse effect on (a) the business, operations, property, assets, or financial condition of the Lead Borrower and its Subsidiaries taken as a whole, or (b) the validity or enforceability of this Agreement or any of the other Loan Documents or any of the material rights or remedies of the Administrative Agent, the Collateral Agent or the Lenders hereunder or thereunder.

      "Material Indebtedness" means Indebtedness (other than the Loans and Letters of Credit) or obligations in respect of one or more Hedging Agreements of any one or more of the Borrowers in an aggregate principal amount exceeding $5,000,000.00. For purposes of determining the amount of Material Indebtedness at any time, the "principal amount" of the obligations in respect of any Hedging Agreement at such time shall be the maximum aggregate amount that a Borrower would be required to pay if such Hedging Agreement were terminated at that time.

      "Maturity Date" means April 30, 2004.

      "Maximum Rate" has the meaning provided therefor in Section 9.13.

      "Minority Lenders" has the meaning provided therefor in Section 9.02(d).

      "Moody's" means Moody's Investors Service, Inc.

      "Mortgages" means the Mortgages/Deeds of Trust, Security Agreements and Assignments between the Loan Party owning any real estate encumbered thereby and the Collateral Agent for the benefit of the Secured Parties.

      "Multiemployer Plan" means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

      "Net Proceeds" means, with respect to any event, (a) the cash proceeds received in respect of such event, including (i) any cash received in respect of any non-cash proceeds, but only as and when received, (ii) in the case of a casualty, insurance proceeds, and (iii) in the case of a condemnation or similar event, condemnation awards and similar payments, in each case net of (b) the sum of (i) all reasonable fees and out-of-pocket expenses (including appraisals, and brokerage, legal, title and recording tax expenses and commissions) paid by any Borrower to third parties (other than Affiliates) in connection with such event, and (ii) in the case of a sale or other disposition of an asset (including pursuant to a casualty or condemnation), the amount of all payments required to be made by any Borrower as a result of such event to repay (or to establish an escrow for the repayment of) Indebtedness (other than Loans) which is secured by such asset and constitutes a Permitted Encumbrance that is senior to the Lien of the Collateral Agent.

      "Noncompliance Notice" has the meaning provided therefor in Section
2.05(b).

      "Notes" shall mean (i) the promissory notes of the Borrowers substantially in the form of Exhibit B-1, each payable to the order of a Lender, evidencing the Loans, and (ii) the promissory note of the Borrowers substantially in the form of Exhibit B-2, payable to the Swingline Lender, evidencing the Swingline Loans.

      "Obligations" has the meaning assigned to such term in the Security Agreement.

      "Other Taxes" means any and all current or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document.

      "Overadvance" means, at any time of calculation, a circumstance in which the Credit Extensions exceed the lesser of (a) the Commitments or (b) the Borrowing Base.

      "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

      "Payment Conditions" means, at the time of determination, that (a) no Default or Event of Default then exists or would arise as a result of the making of the subject payment, and (b) prior to, and immediately after giving effect to, the subject payment, and on a pro forma six months basis thereafter, Excess Availability shall be equal to or greater than $85,000,000.00.

      "Perfection Certificate" means a certificate in the form of Annex 1 to the Security Agreement or any other form approved by the Collateral Agent.

      "Permitted Encumbrances" means:

            (a) Liens imposed by law for taxes that are not yet due or are being contested in compliance with Section 5.05;

            (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 60 days or are being contested in compliance with Section 5.05;

            (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations;

            (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

            (e) judgment liens in respect of judgments that do not constitute an Event of Default under clause (k) of Article VII;

            (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Borrowers or any Subsidiary;

            (g) leases and subleases and licenses and sublicenses of property which do not materially interfere with the ordinary conduct of the business of the Lead Borrower and its Subsidiaries; and

            (h) Liens arising solely by virtue of any statutory or common law provisions relating to banker's liens, liens in favor of securities intermediaries, rights of set-off or similar rights and remedies as to deposit accounts or securities accounts or other funds maintained with depository institutions or securities intermediaries.

provided that, except as provided in any one or more of clauses (a) through (f) above, the term "Permitted Encumbrances" shall not include any Lien securing Indebtedness.

      "Permitted Investments" means each of the following:

            (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

            (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody's;

            (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and demand deposit and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof that has a combined capital and surplus and undivided profits of not less than $500,000,000;

            (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above (without regard to the limitation on maturity contained in such clause) and entered into with a financial institution satisfying the criteria described in clause (c) above or with any primary dealer; and

            (e)   Investments made pursuant to the Investment Policy.

provided that, notwithstanding the foregoing, no such investments shall be permitted when any Loans are outstanding unless (i) the investment is a temporary investment pending expiration of an Interest Period for a Eurodollar Loan, the proceeds of which investment will be applied to the Obligations after the expiration of such Interest Period, and (ii) such investments are pledged to the Administrative Agent as additional collateral for the Obligations pursuant to such agreements as may be reasonably required by the Administrative Agent.

      "Permitted Overadvance" means an Overadvance determined by the Administrative Agent, in its reasonable discretion, (a) which is made to maintain, protect or preserve the Collateral and/or the Lenders' rights under the Loan Documents, or (b) which is otherwise in the Lenders' interests; provided that Permitted Overadvances shall not (i) exceed five percent (5%) of the then Borrowing Base in the aggregate outstanding at any time or (ii) remain outstanding for more than forty-five (45) consecutive Business Days, unless in either case the Required Supermajority Lenders otherwise agree; and provided further that the foregoing shall not (1) modify or abrogate any of the provisions of Section 2.06(f) hereof regarding the Lender's obligations with respect to L/C Disbursements, or (2) result in any claim or liability against the Administrative Agent (regardless of the amount of any Overadvance) for "inadvertent Overadvances" (i.e. where an Overadvance results from changed circumstances beyond the control of the Administrative Agent (such as a reduction in the collateral value)), and further provided that in no event shall the Administrative Agent make an Overadvance, if after giving effect thereto, the principal amount of the Credit Extensions would exceed the Commitments.

      "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

      "Plan" means any employee pension benefit plan (other than a Multiemployer
Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Lead Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

      "Pledge Agreement" means the Pledge Agreement dated as of April 30, 2001 among certain Borrowers, certain Facility Guarantors, and the Collateral Agent for the benefit of the Secured Parties, as amended and in effect from time to time.

      "Prepayment Event" means any of the following events:

            (a) any sale, transfer or other disposition (including pursuant to a sale and leaseback transaction) of any property or asset of a Borrower;

            (b) any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of a Borrower;

            (c) the issuance by a Borrower of any equity securities, other than any such issuance of equity securities to another Borrower; or

            (d) the incurrence by a Borrower of any Indebtedness of the type described in clause (a), (b) or (c) of the definition of the term "Indebtedness".

      "Real Estate" means all land, together with the buildings, structures, parking areas, and other improvements thereon, now or hereafter owned or leased by any Borrower, including all easements, rights-of-way, and similar rights relating thereto and all leases, tenancies, and occupancies thereof.

      "Receivables Advance Rate" means eighty-five percent (85%).

      "Register" has the meaning set forth in Section 9.05(c).

      "Regulation U" means Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

      "Regulation X" means Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

      "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

      "Release" has the meaning set forth in Section 101(22) of CERCLA.

      "Required Lenders" shall mean, at any time, Lenders having Commitments at least equal to 51% of the Commitments, or if the Commitments have been terminated, Lenders whose percentage of the outstanding Obligations (after settlement and repayment of all Swingline Loans by the Lenders) aggregate not less than 51% of all such Obligations.

      "Required Supermajority Lenders" shall mean, at any time, Lenders having Commitments outstanding representing at least 66 2/3% of the total Commitments outstanding or if the Commitments have been terminated, Lenders whose percentage of the outstanding Obligations (after settlement and repayment of all Swingline Loans by the Lenders) aggregate not less than 66 2/3% of all such Obligations.

      "Reserves" means all (if any) Inventory Reserves, and Availability
Reserves.

      "Restricted Payment" means any dividend or other distribution (whether in cash, securities or other property) with respect to any shares of any class of capital stock or membership interests of any Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of (a) any such shares of capital stock or membership interests of any Borrower or any Subsidiary or (b) any option, warrant or other right to acquire any such shares of capital stock or membership interests of any Borrower or any Subsidiary.

      "S&P" means Standard & Poor's. "Secured Parties" has the meaning assigned to such term in the Security Agreement.

      "Security Agreement" means the Security Agreement dated as of April 30, 2001 among the Borrowers and the Collateral Agent for the benefit of the Secured Parties, as amended and in effect from time to time.

      "Security Documents" means the Security Agreement, the Pledge Agreement, the Facility Guarantors Collateral Documents, the Mortgages, and each other security agreement or other instrument or document executed and delivered pursuant to Section 5.12 to secure any of the Obligations.

      "Settlement Date" has the meaning provided in Section 2.07(b) hereof.

      "Shrink" means Inventory which has been lost, misplaced, stolen, or is otherwise unaccounted for.

      "Solvent" means, with respect to any Person on a particular date, that on such date (a) at fair valuations, all of the properties and assets of such Person are greater than the sum of the debts, including contingent liabilities, of such Person, (b) the present fair saleable value of the properties and assets of such Person is not less than the amount that would be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person is able to realize upon its properties and assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (d) such Person does not intend to, and does not believe that it will, incur debts beyond such Person's ability to pay as such debts mature, and (e) such Person is not engaged in a business or a transaction, and is not about to engage in a business or transaction, for which such Person's properties and assets would constitute unreasonably small capital after giving due consideration to the prevailing practices in the industry in which such Person is engaged.

      "Standby Letter of Credit" means any Letter of Credit other than a Commercial Letter of Credit.

      "Statutory Reserve Rate" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

      "Subsidiary" means, with respect to any Person (the "parent") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity
(a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

      "Swingline Lender" means FRF, in its capacity as lender of Swingline Loans hereunder.

      "Swingline Loan" shall mean a Loan made by the Swingline Lender to the Borrowers pursuant to Section 2.05 hereof.

      "Synthetic Lease" means any lease or other agreement for the use or possession of property creating obligations which do not appear as Indebtedness on the balance sheet of the lessee thereunder but which, upon the insolvency or bankruptcy of such Person, may be characterized as Indebtedness of such lessee without regard to the accounting treatment.

      "Taxes" means any and all current or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

      "Termination Date" shall mean the earliest to occur of (i) the Maturity Date, or (ii) the date on which the maturity of the Loans is accelerated and the Commitments are terminated, or (iii) the date of the occurrence of any Event of Default pursuant to Section 7.01(h) or 7.01(i) hereof.

      "Total Commitment" shall mean, at any time, the sum of the Commitments at such time.

      "Type", when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

      "Unused Commitment" shall mean, on any day, (a) the then Total Commitment minus (b) the sum of (i) the principal amount of Loans then outstanding (including the principal amount of Swingline Loans then outstanding) and (ii) the then Letter of Credit Outstandings.

      "Withdrawal Liability" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

      SECTION 1.2 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

      SECTION 1.3 Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time, provided that, in the event that there is any change occurring after the date hereof in GAAP such that the covenants contained in Section 6.11(b) would then be calculated in a different manner or with different components, the parties hereto agree to amend this Agreement in such respects as are necessary to conform those covenants as criteria for evaluating the Borrowers' financial condition to substantially the same criteria as were effective prior to such change in GAAP.

                                   ARTICLE II

                           Amount and Terms of Credit

      SECTION 2.1 Commitment of the Lenders.

      (a) Each Lender severally and not jointly with any other Lender, agrees, upon the terms and subject to the conditions herein set forth, to extend credit to the Borrowers on a revolving basis, in the form of Loans and Letters of Credit and in an amount not to exceed the lesser of such Lender's Commitment or such Lender's Commitment Percentage of the Borrowing Base, subject to the following limitations:

                  (i) The aggregate outstanding amount of the Loans and Letters of Credit Outstandings shall not at any time exceed the lower of (i) $250,000,000 or, in each case, any lesser amount to which the Commitments have then been reduced by the Borrowers pursuant to Section 2.15, and (ii) the then amount of the Borrowing Base.

                  (ii) No Lender shall be obligated to issue any Letter of Credit, and Letters of Credit shall be available from the Issuing Bank, subject to the ratable participation of all Lenders, as set forth in Section 2.06. The Borrowers will not at any time permit the aggregate Letter of Credit Outstandings to exceed $150,000,000.

                  (iii) Subject to all of the other provisions of this
            Agreement, Loans that are repaid may be reborrowed prior to the Termination Date. No new Credit Extension, however, shall be made to the Borrowers after the Termination Date.

      (b) Each Borrowing of Loans (other than Swingline Loans) shall be made by the Lenders pro rata in accordance with their respective Commitments. The failure of any Lender to make any Loan shall neither relieve any other Lender of its obligation to fund its Loan in accordance with the provisions of this Agreement nor increase the obligation of any such other Lender.

      SECTION 2.2 Reserves; Changes to Reserves.

      (a) The initial Inventory and Availability Reserves as of the date of this Agreement are the following:

                  (i) Rent (an Availability Reserve): An amount equal to two months base rents for a leased premises located in Canada, in the states of Washington, Virginia, Pennsylvania and any other state which grants a landlord a priority lien for unpaid rent.

                  (ii) Shrink (an Inventory Reserve): An amount equal to one percent (1%) of the gross sales from each of the Borrowers' and the Canadian Operating Subsidiary's stores since the date of the last physical inventory at each such store.

                  (iii) Gift Certificate and Merchandise Credit Liability (an
            Availability Reserve): An amount equal to fifty percent of the Borrowers' and the Canadian Operating Subsidiary's Gift Certificate and Merchandise Credit Liability outstanding from time to time.

                  (iv) Canadian Provincial and Governmental Sales Taxes (an Availability Reserve): An amount equal to 100% of the outstanding amount accrued and unpaid for such taxes.

                  (v)   PETsMART Direct Shrink Reserve (an Inventory Reserve):
            An amount equal to $200,000.

                  (vi) PETsMART Direct General Ledger Reserve (an Inventory Reserve): An amount equal to 100% of the inventory reserve from time to time on the general ledger of the Borrowers for inventory of PETsMART Direct, Inc.

      (b) The Administrative Agent may hereafter establish additional Reserves or change any of the foregoing Reserves, in the exercise of the reasonable judgment of the Administrative Agent.

      SECTION 2.3 Making of Loans.

      (a) Except as set forth in Sections 2.16 and 2.24, Loans (other than Swingline Loans) by the Lenders shall be either Base Rate Loans or Eurodollar Loans as the Lead Borrower on behalf of the Borrowers may request subject to and in accordance with this Section 2.03, provided that all Swingline Loans shall be only Base Rate Loans. All Loans made pursuant to the same Borrowing shall, unless otherwise specifically provided herein, be Loans of the same Type. Each Lender may fulfill its Commitment with respect to any Loan by causing any lending office of such Lender to make such Loan; but any such use of a lending office shall not affect the obligation of the Borrowers to repay such Loan in accordance with the terms of the applicable Note. Each Lender shall, subject to its overall policy considerations, use reasonable efforts (but shall not be obligated) to select a lending office which will not result in the payment of increased costs by the Borrowers pursuant to Section 2.23. Subject to the other provisions of this Section 2.03 and the provisions of Section 2.24, Borrowings of Loans of more than one Type may be incurred at the same time, but no more than five (5) Borrowings of Eurodollar Loans may be outstanding at any time.

      (b) The Lead Borrower shall give the Administrative Agent three Business Days' prior telephonic notice (thereafter confirmed in writing) of each Borrowing of Eurodollar Loans and one Business Day's prior notice of each Borrowing of Base Rate Loans. Any such notice, to be effective, must be received by the Administrative Agent not later than 2:00 p.m., Boston time, on the third Business Day in the case of Eurodollar Loans prior to, and on the first Business Day in the case of Base Rate Loans prior to, the date on which such Borrowing is to be made. Such notice shall be irrevocable and shall specify the amount of the proposed Borrowing (which shall be in an integral multiple of $500,000, but not less than $3,000,000 in the case of Eurodollar Loans) and the date thereof (which shall be a Business Day) and shall contain disbursement instructions. Such notice shall specify whether the Borrowing then being requested is to be a Borrowing of Base Rate Loans or Eurodollar Loans and, if Eurodollar Loans, the Interest Period with respect thereto. If no election of Interest Period is specified in any such notice for a Borrowing of Eurodollar Loans, such notice shall be deemed a request for an Interest Period of one month. If no election is made as to the Type of Loan, such notice shall be deemed a request for Borrowing of Base Rate Loans. The Administrative Agent shall promptly notify each Lender of its proportionate share of such Borrowing, the date of such Borrowing, the Type of Borrowing being requested and the Interest Period or Interest Periods applicable thereto, as appropriate. On the borrowing date specified in such notice, each Lender shall make its share of the Borrowing available at the office of the Administrative Agent at 40 Broad Street, Boston, Massachusetts 02109, no later than 1:00 p.m., Boston time, in immediately available funds. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with this Section and may, in reliance upon such assumption, make available to the Borrowers a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrowers severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrowers to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrowers, the interest rate applicable to Base Rate Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing. Upon receipt of the funds made available by the Lenders to fund any Borrowing, the Administrative Agent shall disburse such funds in the manner specified in the notice of borrowing delivered by the Lead Borrower and shall use reasonable efforts to make the funds so received from the Lenders available to the Borrowers no later than 4:00 p.m., Boston time.

      SECTION 2.4 Overadvances. The Agents and the Lenders have no obligation to make any Loan or to provide any Letter of Credit if an Overadvance would result. The Administrative Agent may, in its discretion, make Permitted Overadvances without the consent of the Lenders and each Lender shall be bound thereby. Any Permitted Overadvances may constitute Swingline Loans. The making of any Permitted Overadvance is for the benefit of the Borrowers; such Permitted Overadvances constitute Loans and Obligations. The making of any such Permitted Overadvances on any one occasion shall not obligate the Administrative Agent or any Lender to make or permit any Permitted Overadvances on any other occasion or to permit such Permitted Overadvances to remain outstanding.

      SECTION 2.5 Swingline Loans

      (a) The Swingline Lender is authorized by the Lenders, but is not obligated, to make Swingline Loans up to $12,500,000.00 plus the Permitted Overadvance in the aggregate outstanding at any time, consisting only of Base Rate Loans, upon a notice of Borrowing received by the Administrative Agent and the Swingline Lender (which notice, at the Swingline Lender's discretion, may be submitted prior to 2:00 p.m., Boston time, on the Business Day on which such Swingline Loan is requested). Swingline Loans shall be subject to periodic settlement with the Lenders under Section 2.07 below.

      (b) Swingline Loans may be made only in the following circumstances: (A) for administrative convenience, the Swingline Lender may, but is not obligated to, make Swingline Loans in reliance upon the Borrowers' actual or deemed representations under Section 4.02, that the applicable conditions for borrowing are satisfied or (B) for Permitted Overadvances, or (C) if the conditions for borrowing under Section 4.02 cannot be fulfilled, the Lead Borrower shall give immediate notice thereof to the Administrative Agent and the Swingline Lender (a "Noncompliance Notice"), and the Administrative Agent shall promptly provide each Lender with a copy of the Noncompliance Notice. If the conditions for borrowing under Section 4.02 cannot be fulfilled, the Required Lenders may direct the Swingline Lender to, and the Swingline Lender thereupon shall, cease making Swingline Loans (other than Permitted Overadvances) until such conditions can be satisfied or are waived in accordance with Section 9.02 hereof. Unless the Required Lenders so direct the Swingline Lender, the Swingline Lender may, but is not obligated to, continue to make Swingline Loans beginning one Business Day after the Non-Compliance Notice is furnished to the Lenders. Notwithstanding the foregoing, no Swingline Loans shall be made pursuant to this subsection (b) (other than Permitted Overadvances) if the aggregate outstanding amount of the Loans and Letter of Credit Outstandings would exceed the lower of (i) $250,000,000.00 or any lesser amount to which the Commitments have then been reduced by the Borrowers pursuant to Section 2.15, and (ii) the then amount of the Borrowing Base.

      SECTION 2.6 Letters of Credit.

      (a) Upon the terms and subject to the conditions herein set forth, the Lead Borrower on behalf of the Borrowers may request the Issuing Bank, at any time and from time to time after the date hereof and prior to the Termination Date, to issue, and subject to the terms and conditions contained herein, the Issuing Bank shall issue, for the account of the Borrowers one or more Letters of Credit; provided that no Letter of Credit shall be issued if after giving effect to such issuance (i) the aggregate Letter of Credit Outstandings shall exceed $150,000,000, or (ii) the aggregate Loans and Letter of Credit Outstandings would exceed the limitation set forth in Section 2.01(a)(i); and provided, further, that no Letter of Credit shall be issued if the Issuing Bank shall have received notice from the Administrative Agent or the Required Lenders that the conditions to such issuance have not been met.

      (b) Each Standby Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is five Business Days prior to the Maturity Date, provided that each Standby Letter of Credit may, upon the request of the Lead Borrower, include a provision whereby such Letter of Credit shall be renewed automatically for additional consecutive periods of 12 months or less (but not beyond the date that is five Business Days prior to the Maturity Date) unless the Issuing Bank notifies the beneficiary thereof at least 30 days prior to the then-applicable expiration date that such Letter of Credit will not be renewed.

      (c) Each Commercial Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date 120 days after the date of the issuance of such Commercial Letter of Credit and (ii) the date that is five Business Days prior to the Maturity Date.

      (d) Drafts drawn under each Letter of Credit shall be reimbursed by the Borrowers in dollars on the same Business Day of any such drawing by paying to the Administrative Agent an amount equal to such drawing not later than 2:00 p.m., Boston time, on (i) the date that the Borrowers shall have received notice of such payment, if such notice is received prior to 10:00 a.m., Boston time, on such date, or (ii) the Business Day immediately following the day that the Borrowers receive such notice, if such notice is received after 10:00 a.m., Boston time on the day of receipt, provided that the Lead Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with
Section 2.03 that such payment be financed with an Base Rate Loan or Swingline Loan in an equivalent amount and, to the extent so financed, the Borrowers' obligation to make such payment shall be discharged and replaced by the resulting Base Rate Loan or Swingline Loan. The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall promptly notify the Administrative Agent and the Borrowers by telephone (confirmed by telecopy) of such demand for payment and whether the Issuing Bank has made or will make payment thereunder, provided that any failure to give or delay in giving such notice shall not relieve the Borrowers of their obligation to reimburse the Issuing Bank and the Lenders with respect to any such payment.

      (e) If the Issuing Bank shall make any L/C Disbursement, then, unless the Borrowers shall reimburse the Issuing Bank in full on the date such payment is made, the unpaid amount thereof shall bear interest, for each day from and including the date such payment is made to but excluding the date that the Borrowers reimburse the Issuing Bank therefor, at the rate per annum then applicable to Base Rate Loans, provided that, if the Borrowers fail to reimburse such Issuing Bank when due pursuant to paragraph (d) of this Section, then
Section 2.10 shall apply. Interest accrued pursuant to this paragraph shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any Lender pursuant to paragraph (g) of this Section to reimburse the Issuing Bank shall be for the account of such Lender to the extent of such payment.

      (f) Immediately upon the issuance of any Letter of Credit by the Issuing Bank (or the amendment of a Letter of Credit increasing the amount thereof), and without any further action on the part of the Issuing Bank, the Issuing Bank shall be deemed to have sold to each Lender, and each such Lender shall be deemed unconditionally and irrevocably to have purchased from the Issuing Bank, without recourse or warranty, an undivided interest and participation, to the extent of such Lender's Commitment Percentage, in such Letter of Credit, each drawing thereunder and the obligations of the Borrowers under this Agreement and the other Loan Documents with respect thereto. Upon any change in the Commitments pursuant to Section 9.05, it is hereby agreed that with respect to all Letter of Credit Outstandings, there shall be an automatic adjustment to the participations hereby created to reflect the new Commitment Percentages of the assigning and assignee Lenders. Any action taken or omitted by the Issuing Bank under or in connection with a Letter of Credit, if taken or omitted in the absence of gross negligence or willful misconduct, shall not create for the Issuing Bank any resulting liability to any Lender.

      (g) In the event that the Issuing Bank makes any L/C Disbursement and the Borrowers shall not have reimbursed such amount in full to the Issuing Bank pursuant to this Section 2.06, the Issuing Bank shall promptly notify the Administrative Agent, which shall promptly notify each Lender of such failure, and each Lender shall promptly and unconditionally pay to the Administrative Agent for the account of the Issuing Bank the amount of such Lender's Commitment Percentage of such unreimbursed payment in dollars and in same day funds. If the Issuing Bank so notifies the Administrative Agent, and the Administrative Agent so notifies the Lenders prior to 11:00 a.m., Boston time, on any Business Day, each such Lender shall make available to the Issuing Bank such Lender's Commitment Percentage of the amount of such payment on such Business Day in same day funds. If and to the extent such Lender shall not have so made its Commitment Percentage of the amount of such payment available to the Issuing Bank, such Lender agrees to pay to the Issuing Bank, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Administrative Agent for the account of the Issuing Bank at the Federal Funds Effective Rate. Each Lender agrees to fund its Commitment Percentage of such unreimbursed payment notwithstanding a failure to satisfy any applicable lending conditions or the provisions of Sections 2.01 or 2.06, or the occurrence of the Termination Date. The failure of any Lender to make available to the Issuing Bank its Commitment Percentage of any payment under any Letter of Credit shall neither relieve any Lender of its obligation hereunder to make available to the Issuing Bank its Commitment Percentage of any payment under any Letter of Credit on the date required, as specified above, nor increase the obligation of such other Lender. Whenever any Lender has made payments to the Issuing Bank in respect of any reimbursement obligation for any Letter of Credit, such Lender shall be entitled to share ratably, based on its Commitment Percentage, in all payments and collections thereafter received on account of such reimbursement obligation.

      (h) Whenever the Borrowers desire that the Issuing Bank issue a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Lead Borrower shall give to the Issuing Bank and the Administrative Agent at least two Business Days' prior written (including telegraphic, telex, facsimile or cable communication) notice (or such shorter period as may be agreed upon in writing by the Issuing Bank and the Lead Borrower) specifying the date on which the proposed Letter of Credit is to be issued, amended, renewed or extended (which shall be a Business Day), the stated amount of the Letter of Credit so requested, the expiration date of such Letter of Credit, the name and address of the beneficiary thereof, and the provisions thereof. If requested by the Issuing Bank, the Borrowers shall also submit a letter of credit application on the Issuing Bank's standard form in connection with any request for the issuance, amendment, renewal or extension of a Letter of Credit.

      (i) The obligations of the Borrowers to reimburse the Issuing Bank for any L/C Disbursement shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including, without limitation (it being understood that any such payment by the Borrowers shall be without prejudice to, and shall not constitute a waiver of, any rights the Borrowers might have or might acquire as a result of the payment by the Issuing Bank of any draft or the reimbursement by the Borrowers thereof): (i) any lack of validity or enforceability of any Letter of Credit; (ii) the existence of any claim, setoff, defense or other right which the Borrowers may have at any time against a beneficiary of any Letter of Credit or against any of the Lenders, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction; (iii) any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; (iv) payment by the Issuing Bank of any Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit; (v) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrowers' obligations hereunder; or (vi) the fact that any Event of Default shall have occurred and be continuing. None of the Administrative Agent, the Lenders, the Issuing Bank or any of their Affiliates shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank, provided that the foregoing shall not be construed to excuse the Issuing Bank from liability to the Borrowers to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrowers to the extent permitted by applicable law) suffered by the Borrowers that are caused by the Issuing Bank's failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the Issuing Bank, the Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented that appear on their face to be in compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

      (j) If any Event of Default shall occur and be continuing, on the Business Day that the Borrowers receive notice from the Administrative Agent or the Required Lenders demanding the deposit of cash collateral pursuant to this paragraph, the Borrowers shall deposit in the Cash Collateral Account an amount in cash equal to 103% of the Letter of Credit Outstandings as of such date plus any accrued and unpaid interest thereon. Each such deposit shall be held by the Collateral Agent as collateral for the payment and performance of the Obligations of the Borrowers under this Agreement. The Collateral Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such Cash Collateral Account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Collateral Agent at the request of the Borrowers and at the Borrowers' risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such Cash Collateral Account shall be applied by the Collateral Agent to reimburse the Issuing Bank for payments on account of drawings under Letters of Credit for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrowers for the Letter of Credit Outstandings at such time or, if the Loans have matured or the maturity of the Loans has been accelerated, be applied to satisfy other Obligations of the Borrowers under this Agreement.

      SECTION 2.7 Settlements Amongst Lenders

      (a) The Swingline Lender may (but shall not be obligated to), at any time, on behalf of the Borrowers (which hereby authorize the Swingline Lender to act in their behalf in that regard) request the Administrative Agent to cause the Lenders to make a Loan (which shall be an Base Rate Loan) in an amount equal to such Lender's Commitment Percentage of the outstanding amount of Swingline Loans made in accordance with Section 2.05, which request may be made regardless of whether the conditions set forth in Article IV have been satisfied. Upon such request, each Lender shall make available to the Administrative Agent the proceeds of such Loan which proceeds shall be paid to the Swingline Lender to be applied in reduction of the Swingline Loans. If the Swingline Lender requires a Loan to be made by the Lenders and the request therefor is received prior to 12:00 Noon, Boston time, on a Business Day, such transfers shall be made in immediately available funds no later than 3:00 p.m., Boston time, that day; and, if the request therefor is received after 12:00 Noon, Boston time, then no later than 3:00 p.m., Boston time, on the next Business Day. The obligation of each Lender to transfer such funds is irrevocable, unconditional and without recourse to or warranty by the Administrative Agent or the Swingline Lender. If and to the extent any Lender shall not have so made its transfer to the Administrative Agent, such Lender agrees to pay to the Administrative Agent, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Administrative Agent at the Federal Funds Effective Rate.

      (b) The amount of each Lender's Commitment Percentage of outstanding Loans (excluding Swingline Loans) shall be computed weekly (or more frequently in the Administrative Agent's discretion) and shall be adjusted upward or downward based on all Loans (excluding Swingline Loans) and repayments of Loans (excluding Swingline Loans) received by the Administrative Agent as of 3:00 p.m., Boston time, on the first Business Day following the end of the period specified by the Administrative Agent (such date, the "Settlement Date").

      (c) The Administrative Agent shall deliver to each of the Lenders promptly after the Settlement Date a summary statement of the amount of outstanding Loans (excluding Swingline Loans) for the period and the amount of repayments received for the period. As reflected on the summary statement: (x) the Administrative Agent shall transfer to each Lender its applicable Commitment Percentage of repayments, and (y) each Lender shall transfer to the Administrative Agent (as provided below), or the Administrative Agent shall transfer to each Lender, such amounts as are necessary to insure that, after giving effect to all such transfers, the amount of Loans made by each Lender with respect to Loans (excluding Swingline Loans) shall be equal to such Lender's applicable Commitment Percentage of Loans (excluding Swingline Loans) outstanding as of such Settlement Date. If the summary statement requires transfers to be made to the Administrative Agent by the Lenders and is received prior to 12:00 Noon, Boston time, on a Business Day, such transfers shall be made in immediately available funds no later than 4:00 p.m., Boston time, that day; and, if received after 12:00 Noon, Boston time, then no later than 4:00 p.m., Boston time, on the next Business Day. The obligation of each Lender to transfer such funds is irrevocable, unconditional and without recourse to or warranty by the Administrative Agent. If and to the extent any Lender shall not have so made its transfer to the Administrative Agent, such Lender agrees to pay to the Administrative Agent, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Administrative Agent at the Federal Funds Effective Rate.

      SECTION 2.8 Notes; Repayment of Loans.

      (a) The Loans outstanding to each Lender (and to the Swingline Lender, with respect to Swingline Loans) shall be evidenced by a Note duly executed on behalf of the Borrowers, dated the Closing Date, in substantially the form attached hereto as Exhibit B-1 or B-2, as applicable, payable to the order of each such Lender (or the Swingline Lender, as applicable) in an aggregate principal amount equal to such Lender's Commitment (or, in the case of the Note evidencing the Swingline Loans, $12,500,000.00).

      (b) The outstanding principal balance of all Swingline Loans shall be repaid on the earlier of the Termination Date or, on the date otherwise requested by the Swingline Lender in accordance with the provisions of Section 2.07(a). The outstanding principal balance of all other Obligations shall be payable on the Termination Date (subject to earlier repayment as provided below). Each Note shall bear interest from the date thereof on the outstanding principal balance thereof as set forth in this Article II. Each Lender is hereby authorized by the Borrowers to endorse on a schedule attached to each Note delivered to such Lender (or on a continuation of such schedule attached to such Note and made a part thereof), or otherwise to record in such Lender's internal records, an appropriate notation evidencing the date and amount of each Loan from such Lender, each payment and prepayment of principal of any such Loan, each payment of interest on any such Loan and the other information provided for on such schedule; provided, however, that the failure of any Lender to make such a notation or any error therein shall not affect the obligation of the Borrowers to repay the Loans made by such Lender in accordance with the terms of this Agreement and the applicable Notes.

      SECTION 2.9 Interest on Loans.

      (a) Subject to Section 2.10, each Base Rate Loan shall bear interest (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as applicable) at a rate per annum that shall be equal to the then Alternate Base Rate, plus the Applicable Margin for Base Rate Loans.

      (b) Subject to Section 2.10, each Eurodollar Loan shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal, during each Interest Period applicable thereto, to the Adjusted LIBO Rate for such Interest Period, plus the Applicable Margin for Eurodollar Loans.

      (c) Accrued interest on all Loans shall be payable in arrears on each Interest Payment Date applicable thereto, at maturity (whether by acceleration or otherwise), after such maturity on demand and (with respect to Eurodollar Loans) upon any repayment or prepayment thereof (on the amount prepaid).

      SECTION 2.10 Default Interest.

      Effective upon the occurrence of any Event of Default and at all times thereafter while such Event of Default is continuing, at the option of the Administrative Agent or upon the direction of the Required Lenders, interest shall accrue on all outstanding Loans (including Swingline Loans) (after as well as before judgment, as and to the extent permitted by law) at a rate per annum equal to the rate (including the Applicable Margin for Loans) in effect from time to time plus 2.00% per annum, and such interest shall be payable on demand.

      SECTION 2.11 Certain Fees.

      The Borrowers shall pay to the Administrative Agent, for the account of the Administrative Agent, the fees set forth in the Fee Letter as and when payment of such fees is due as therein set forth.

      SECTION 2.12 Unused Commitment Fee.

      Each Lender shall be paid the Line Fee at the times and in the manner set forth below. The Borrowers shall pay to the Administrative Agent for the account of the Lenders, a commitment fee (the "Commitment Fee") equal to 0.375% per annum (on the basis of actual days elapsed in a year of 365 or 366 days, as applicable) of the average daily balance of the Unused Commitment for each day commencing on and including the Closing Date and ending on but excluding the Termination Date. The Commitment Fee so accrued in any calendar quarter shall be payable on the first Business Day of the immediately succeeding calendar quarter, except that all Commitment Fees so accrued as of the Termination Date shall be payable on the Termination Date. If the Commitment Fee actually paid by the Borrowers is insufficient to pay the Line Fee due the Lenders, the deficiency shall be paid to the Lenders by the Swingline Lender from its own funds (and the Borrowers shall have no liability with respect thereto). The Administrative Agent shall pay the Commitment Fee (and any amounts payable by the Swingline Lender hereunder) to the Lenders based upon their pro rata share of the aggregate Line Fee due to all Lenders; provided that for purposes of calculating the pro rata share of any Person which is both the Swingline Lender and a Lender, such Person's share shall be equal to the difference between (i) the sum of such Person's Commitment, and (ii) the sum of (A) such Person's Commitment Percentage of the principal amount of Loans then outstanding (including the principal amount of Swingline Loans then outstanding), and (B) such Person's Commitment Percentage of the then Letter of Credit Outstandings.

      SECTION 2.13 Letter of Credit Fees.

      (a) The Borrowers shall pay the Administrative Agent, for the account of the Lenders, on the last day of each calendar quarter, in arrears, a fee (each, a "Letter of Credit Fee") equal to the following per annum percentages of the average face amount of the following categories of Letters of Credit outstanding during the subject quarter:

                  (i) Standby Letters of Credit: The Applicable Margin for Eurodollar Loans.

                  (ii) Commercial Letters of Credit: The Applicable Margin for Eurodollar Loans minus 0.50%.

                  (iii) After the occurrence and during the continuance of an
            Event of Default, at the option of the Administrative Agent or upon the direction of the Required Lenders, the Letter of Credit Fee shall be increased by an amount equal to two percent (2%) per annum.

      (b) The Borrowers shall pay to the Administrative Agent, for the account of the Issuing Bank, and in addition to all Letter of Credit Fees otherwise provided for hereunder, such fronting fees and other fees and charges in connection with the issuance, negotiation, settlement, amendment and processing of each Letter of Credit issued by the Issuing Bank as are customarily imposed by the Issuing Bank to account parties of comparable credit quality from time to time in connection with letter of credit transactions.

      SECTION 2.14 Nature of Fees.

      All fees shall be paid on the dates due, in immediately available funds, to the Administrative Agent, for the respective accounts of the Administrative Agent, the Issuing Bank, and the Lenders, as provided herein. Once paid, all fees shall be fully earned (absent manifest error) and shall not be refundable under any circumstances.

      SECTION 2.15 Termination or Reduction of Commitments.

      (a) Subject to the provisions of Section 2.15(b), upon at least two Business Days' prior written notice to the Administrative Agent, the Borrowers may at any time in whole permanently terminate, or from time to time in part permanently reduce, the Commitments. Each such reduction shall be in the amount of $5,000,000 or any integral multiple thereof. Each such reduction or termination shall (i) be applied ratably to the Commitments of each Lender and
(ii) be irrevocable when given. At the effective time of each such reduction or termination, the Borrowers shall pay to the Administrative Agent for application as provided herein (i) all Commitment Fees accrued on the amount of the Commitments so terminated or reduced through the date thereof, (ii) any amount by which the Credit Extensions outstanding on such date exceed the amount to which the Commitments are to be reduced effective on such date, in each case pro rata based on the amount prepaid, and (iii) the Early Termination Fee on the amount of the Commitments so terminated or reduced.

      (b) In the event that, prior to April 30, 2003, either (i) the Borrowers terminate or reduce the Commitments pursuant to Section 2.15(a) hereof, or (ii) the Termination Date occurs for any reason, the Borrowers shall pay the Administrative Agent, for the benefit of the Lenders, a fee (the "Early Termination Fee") in an amount equal to (x) if any of the events described in clauses (i) or (ii) hereof occurs on or before April 30, 2002, one-half of one percent (0.50%) of the Commitments so reduced or terminated, or (y) if any of the events described in clauses (i) or (ii) hereof occurs after April 30, 2002 and on or before April 30, 2003, one-quarter of one percent (0.25%) of the Commitments so reduced or terminated.

      SECTION 2.16 Alternate Rate of Interest.

      If prior to the commencement of any Interest Period for a Eurodollar
Borrowing:

      (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Interest Period; or

      (b) the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrowers and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrowers and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Borrowing Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as a Borrowing of Base Rate Loans.

      SECTION 2.17 Conversion and Continuation of Loans.

      The Lead Borrower on behalf of the Borrowers shall have the right at any time, on three Business Days' prior irrevocable notice to the Administrative Agent (which notice, to be effective, must be received by the Administrative Agent not later than 2:00 p.m., Boston time, on the third Business Day preceding the date of any conversion), (x) to convert any outstanding Borrowings of Loans (but in no event Swingline Loans) of one Type (or a portion thereof) to a Borrowing of Loans of the other Type or (y) to continue an outstanding Borrowing of Eurodollar Loans for an additional Interest Period, subject to the following:

      (a) no Borrowing of Loans may be converted into, or continued as, Eurodollar Loans at any time when an Event of Default has occurred and is continuing (nothing contained herein being deemed to obligate the Borrowers to incur Breakage Costs upon the occurrence of an Event of Default unless the Obligations are accelerated);

      (b) if less than a full Borrowing of Loans is converted, such conversion shall be made pro rata among the Lenders, as applicable, in accordance with the respective principal amounts of the Loans comprising such Borrowing held by such Lenders immediately prior to such refinancing;

      (c) the aggregate principal amount of Loans being converted into or continued as Eurodollar Loans shall be in an integral of $500,000 and at least $3,000,000;

      (d) each Lender shall effect each conversion by applying the proceeds of its new Eurodollar Loan or Base Rate Loan, as the case may be, to its Loan being so converted;

      (e) the Interest Period with respect to a Borrowing of Eurodollar Loans effected by a conversion or in respect to the Borrowing of Eurodollar Loans being continued as Eurodollar Loans shall commence on the date of conversion or the expiration of the current Interest Period applicable to such continuing Borrowing, as the case may be;

      (f) a Borrowing of Eurodollar Loans may be converted only on the last day of an Interest Period applicable thereto;

      (g) each request for a conversion or continuation of a Borrowing of Eurodollar Loans which fails to state an applicable Interest Period shall be deemed to be a request for an Interest Period of one month; and

      (h) no more than five (5) Borrowings of Eurodollar Loans may be outstanding at any time.

If the Lead Borrower does not give notice to convert any Borrowing of Eurodollar Loans, or does not give notice to continue, or does not have the right to continue, any Borrowing as Eurodollar Loans, in each case as provided above, such Borrowing shall automatically be converted to a Borrowing of Base Rate Loans at the expiration of the then-current Interest Period. The Administrative Agent shall, after it receives notice from the Lead Borrower, promptly give each Lender notice of any conversion, in whole or part, of any Loan made by such Lender.

      SECTION 2.18 Mandatory Prepayment; Commitment Termination; Cash
Collateral.

      The outstanding Obligations shall be subject to mandatory prepayment as follows:

      (a) If at any time the amount of the Credit Extensions exceeds the lower of (i) the then amount of the Commitments and (ii) the then amount of the Borrowing Base, the Borrowers will immediately upon notice from the Administrative Agent (A) prepay the Loans in an amount necessary to eliminate such excess, and (B) if, after giving effect to the prepayment in full of all outstanding Loans such excess has not been eliminated, deposit cash into the Cash Collateral Account in an amount equal to 103% of the Letters of Credit Outstanding.

      (b) The Loans shall be repaid daily in accordance with the provisions of Sections 2.21(h) and 2.22 hereof.

      (c) Subject to the foregoing, outstanding Base Rate Loans shall be prepaid before outstanding Eurodollar Loans are prepaid. Each partial prepayment of Eurodollar Loans shall be in an integral multiple of $500,000. No prepayment of Eurodollar Loans shall be permitted pursuant to this Section 2.18 other than on the last day of an Interest Period applicable thereto, unless the Borrowers simultaneously reimburse the Lenders for all "Breakage Costs" (as defined below) associated therewith. In order to avoid such Breakage Costs, as long as no Event of Default has occurred and is continuing, at the request of the Lead Borrower, the Administrative Agent shall hold all amounts required to be applied to Eurodollar Loans in the Cash Collateral Account and will apply such funds to the applicable Eurodollar Loans at the end of the then pending Interest Period therefor (provided that the foregoing shall in no way limit or restrict the Agents' rights upon the subsequent occurrence of an Event of Default). No partial prepayment of a Borrowing of Eurodollar Loans shall result in the aggregate principal amount of the Eurodollar Loans remaining outstanding pursuant to such Borrowing being less than $3,000,000. Any prepayment of the Loans shall not permanently reduce the Commitments.

      (d) All amounts required to be applied to all Loans hereunder (other than Swingline Loans) shall be applied ratably in accordance with each Lender's Commitment Percentage.

      (e) Upon the Termination Date, the credit facility provided hereunder shall be terminated in full and the Borrowers shall pay, in full and in cash, all outstanding Loans and all other outstanding Obligations.

      SECTION 2.19 Optional Prepayment of Loans; Reimbursement of Lenders.

      (a) The Borrowers shall have the right at any time and from time to time to prepay outstanding Loans in whole or in part, (x) with respect to Eurodollar Loans, upon at least two Business Days' prior written, telex or facsimile notice to the Administrative Agent prior to 2:00 p.m., Boston time, and (y) with respect to Base Rate Loans, on the same Business Day if written, telex or facsimile notice is received by the Administrative Agent prior to 2:00 p.m., Boston time, subject to the following limitations:

                  (i) Subject to Section 2.18, all prepayments shall be paid to the Administrative Agent for application, first, to the prepayment of outstanding Swingline Loans, second, to the prepayment of other outstanding Loans ratably in accordance with each Lender's Commitment Percentage, and third, to the funding of a cash collateral deposit in the Cash Collateral Account in an amount equal to 103% of all Letter of Credit Outstandings.

                  (ii) Subject to the foregoing, outstanding Base Rate Loans shall be prepaid before outstanding Eurodollar Loans are prepaid. Each partial prepayment of Eurodollar Loans shall be in an integral multiple of $500,000. No prepayment of Eurodollar Loans shall be permitted pursuant to this Section 2.19 other than on the last day of an Interest Period applicable thereto, unless the Borrowers simultaneously reimburse the Lenders for all "Breakage Costs" (as defined below) associated therewith. No partial prepayment of a Borrowing of Eurodollar Loans shall result in the aggregate principal amount of the Eurodollar Loans remaining outstanding pursuant to such Borrowing being less than $3,000,000.

                  (iii) Each notice of prepayment shall specify the prepayment date, the principal amount and Type of the Loans to be prepaid and, in the case of Eurodollar Loans, the Borrowing or Borrowings pursuant to which such Loans were made. Each notice of prepayment shall be irrevocable and shall commit the Borrowers to prepay such Loan by the amount and on the date stated therein. The Administrative Agent shall, promptly after receiving notice from the Borrowers hereunder, notify each Lender of the principal amount and Type of the Loans held by such Lender which are to be prepaid, the prepayment date and the manner of application of the prepayment.

      (b) The Borrowers shall reimburse each Lender on demand for any loss incurred by it in the reemployment of the funds released (i) resulting from any prepayment (for any reason whatsoever, including, without limitation, conversion to Base Rate Loans or acceleration by virtue of, and after, the occurrence of an Event of Default) of any Eurodollar Loan required or permitted under this Agreement, if such Loan is prepaid other than on the last day of the Interest Period for such Loan or (ii) in the event that after the Lead Borrower delivers a notice of borrowing under Section 2.03 in respect of Eurodollar Loans, such Loans are not made on the first day of the Interest Period specified in such notice of borrowing for any reason other than a breach by such Lender of its obligations hereunder or the delivery of any notice pursuant to Section 2.16. Such loss of any Lender shall be reimbursed by the Borrowers in the amount as reasonably determined by such Lender equal to the excess, if any, of (A) the amount of interest which would have accrued to such Lender on the amount so paid or not borrowed at a rate of interest equal to the Adjusted LIBO Rate for such Loan, for the period from the date of such payment or failure to borrow to the last day (x) in the case of a payment or refinancing with Base Rate Loans other than on the last day of the Interest Period for such Loan, of the then current Interest Period for such Loan or (y) in the case of such failure to borrow, of the Interest Period for such Loan which would have commenced on the date of such failure to borrow, over (B) the amount of interest which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the London interbank market (collectively, "Breakage Costs"). Any Lender demanding reimbursement for such loss shall deliver to the Borrowers from time to time one or more certificates setting forth the amount of such loss as determined by such Lender and setting forth in reasonable detail the manner in which such amount was determined.

      (c) In the event the Borrowers fail to prepay any Loan on the date specified in any prepayment notice delivered pursuant to Section 2.19(a), the Borrowers on demand by any Lender shall pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for any loss incurred by such Lender as a result of such failure to prepay, including, without limitation, any loss, cost or expenses incurred by reason of the acquisition of deposits or other funds by such Lender to fulfill deposit obligations incurred in anticipation of such prepayment. Any Lender demanding such payment shall deliver to the Borrowers from time to time one or more certificates setting forth the amount of such loss as determined by such Lender and setting forth in reasonable detail the manner in which such amount was determined.

      (d) Whenever any partial prepayment of Loans are to be applied to Eurodollar Loans, such Eurodollar Loans shall be prepaid in the chronological order of their Interest Payment Dates.

      SECTION 2.20 Maintenance of Loan Account; Statements of Account.

      (a) The Administrative Agent shall maintain an account on its books in the name of the Borrowers (the "Loan Account") which will reflect (i) all Swingline Loans and all loans and advances made by the Lenders to the Borrowers or for the Borrowers' account, including the Loans, (ii) all L/C Disbursements, fees and interest that have become payable as herein set forth, and (iii) any and all other Obligations that have become payable.

      (b) The Loan Account will be credited with all amounts received by the Administrative Agent from the Borrowers or from others for the Borrowers' account, including all amounts received in the FRF Concentration Account from the Blocked Account Banks, and the amounts so credited shall be applied as set forth in Sections 2.22(a) and (b). After the end of each month, the Administrative Agent shall send to the Borrowers a statement accounting for the charges, loans, advances, prepayments, and other transactions occurring among and between the Administrative Agent, the Lenders and the Borrowers during that month. The monthly statements shall, absent manifest error, be an account stated, which is final, conclusive and binding on the Borrowers.

      SECTION 2.21 Cash Receipts.

      (a) Annexed hereto as Schedule 2.21(a) is a list of all present DDAs, which Schedule includes, with respect to each depository (i) the name and address of that depository; (ii) the account number(s) maintained with such depository; and (iii) to the extent known, a contact person at such depository.

      (b) Annexed hereto as Schedule 2.21(b) is a list describing all arrangements to which any Borrower is a party with respect to the payment to any Borrower of the proceeds of all credit card charges for sales by any Borrower.

      (c) On or prior to the Closing Date, the Borrowers shall (i) deliver to the Administrative Agent notifications executed on behalf of the Borrowers to each depository institution with which any DDA is maintained in form satisfactory to the Administrative Agent, of the Administrative Agent's interest in such DDA (each, a "DDA Notification"), and (ii) deliver to the Administrative Agent notifications executed on behalf of the Borrowers to each of the Borrower's credit card clearinghouses and processors of notice in form satisfactory to the Administrative Agent, (each, a "Credit Card Notification"), and (iii) entered into agency agreements with the banks maintaining the deposit accounts identified on Schedule 2.21(c)

(collectively, the "Blocked Accounts"), which agreements (the "Blocked Account Agreements") shall be in form and substance satisfactory to the Administrative Agent. The DDA Notifications, Credit Card Notifications and Blocked Account Agreements shall require, after the occurrence and during the continuance of a Default or Cash Control Event, the sweep on each Business Day of all available cash receipts from the sale of Inventory and other assets, all collections of Accounts, and all other cash payments received by the Borrowers from any Person or from any source or on account of any sale or other transaction or event, including, without limitation, any Prepayment Event (all such cash receipts and collections, "Cash Receipts"), to a concentration account maintained by the Collateral Agent at Fleet (the "FRF Concentration Account"). In that regard, after the occurrence, and during the continuance, of a Default or Cash Control Event, the Borrowers shall cause the ACH or wire transfer to a Blocked Account or to the FRF Concentration Account, no less frequently than daily (and whether or not there is then an outstanding balance in the Loan Account) of (A) the then contents of each DDA, each such transfer to be net of any minimum balance, not to exceed $10,000.00, as may be required to be maintained in the subject DDA by the bank at which such DDA is maintained; and (B) the proceeds of all credit card charges not otherwise provided for pursuant hereto, and (C) all other Cash Receipts. Further, whether or not any Obligations are then outstanding, after the occurrence and during the continuance of a Default or Cash Control Event, the Borrowers shall cause the ACH or wire transfer to the FRF Concentration Account, no less frequently than daily, of the then entire ledger balance of each Blocked Account, net of such minimum balance, not to exceed $10,000.00, as may be required to be maintained in the subject Blocked Account by the bank at which such Blocked Account is maintained. In the event that, notwithstanding the provisions of this Section 2.21, after the occurrence and during the continuance of a Default or Cash Control Event, the Borrowers receive or otherwise have dominion and control of any such proceeds or collections, such proceeds and collections shall be held in trust by the Borrowers for the Administrative Agent and shall not be commingled with any of the Borrowers' other funds or deposited in any account of any Borrower other than as instructed by the Administrative Agent.

      (d) The Borrowers shall, after the occurrence and during the continuance of a Default or Cash Control Event, accurately report to the Administrative Agent all amounts deposited in the Blocked Accounts to ensure the proper transfer of funds as set forth above. If at any time other than the times set forth above any cash or cash equivalents owned by the Borrowers are deposited to any account, or held or invested in any manner, otherwise than in a Blocked Account that is subject to a Blocked Account Agreement, the Administrative Agent shall require the Borrowers to close such account and have all funds therein transferred to an account maintained by the Administrative Agent at Fleet and all future deposits made to a Blocked Account which is subject to a Blocked Account Agreement.

      (e) The Borrowers may (i) close DDAs or Blocked Accounts and/or open new DDAs or Blocked Accounts, subject to the execution and delivery to the Administrative Agent of appropriate DDA Notifications or Blocked Account Agreements (unless expressly waived by the Administrative Agent) consistent with the provisions of this Section 2.21 and otherwise satisfactory to the Administrative Agent, and (ii) enter into any agreements with credit card processors subject to the execution and delivery to the Administrative Agent of appropriate Credit Card Notifications (unless expressly waived by the Administrative Agent) consistent with the provisions of this Section 2.21 and otherwise satisfactory to the Administrative Agent. Unless the Lead Borrower shall have notified the Administrative Agent and complied with the provisions of the immediately preceding sentence, the Borrowers may not maintain any bank accounts or enter into any agreements with credit card processors other than the ones expressly contemplated herein.

      (f) The Borrowers may also maintain with the Administrative Agent at Fleet one or more disbursement accounts (the "Fleet Disbursement Accounts") to be used by the Borrowers for disbursements and payments (including payroll) in the ordinary course of business or as otherwise permitted hereunder.

      (g) The FRF Concentration Account is, and shall remain, under the sole dominion and control of the Collateral Agent. Each Borrower acknowledges and agrees that (i) such Borrower has no right of withdrawal from the FRF Concentration Account, (ii) the funds on deposit in the FRF Concentration Account shall continue to be collateral security for all of the Obligations and
(iii) the funds on deposit in the FRF Concentration Account shall be applied as provided in Section 2.22(a).

      (h) So long as (i) no Default has occurred and is continuing, and (ii) no Cash Control Event has occurred and is continuing, daily, the Borrowers may direct, and shall have sole control over, the manner of disposition of its funds in the DDA Accounts and Blocked Accounts. Effective upon notice to the Lead Borrower from the Collateral Agent (x) after the occurrence and during the continuance of a Default or (y) in the event of a Cash Control Event and during the continuance thereof (which notice may be given by telephone if promptly confirmed in writing), the FRF Concentration Account will, without any further action on the part of any Borrower or the Collateral Agent convert into a closed account under the exclusive dominion and control of the Collateral Agent in which funds are held subject to the rights of the Collateral Agent hereunder. In such event, all amounts in the FRF Concentration Account and all other Cash Receipts from time to time may be applied to the Obligations in such order and manner as provided in Section 2.22 hereof, and the Administrative Agent may, in its discretion, but shall not be obligated to, transfer any amounts in the FRF Concentration Account to the Fleet Disbursement Accounts.

      SECTION 2.22 Application of Payments.

      (a) Subject to the provisions of Section 2.21, all amounts received in the FRF Concentration Account from any source, including the Blocked Account Banks, shall be applied, on the day immediately following receipt, in the following order: first, to pay interest due and payable on Credit Extensions and to pay fees and expense reimbursements and indemnification then due and payable to the Administrative Agent, FSI, the Issuing Bank, the Collateral Agent, and the Lenders; second to repay outstanding Swingline Loans; third, to repay other outstanding Loans that are Base Rate Loans and all outstanding reimbursement obligations under Letters of Credit; fourth, to repay outstanding Loans that are Eurodollar Loans and all Breakage Costs due in respect of such repayment pursuant to Section 2.19(b) or, at the Borrowers' option (if no Event of Default has occurred and is then continuing), to fund a cash collateral deposit to the

Cash Collateral Account sufficient to pay, and with direction to pay, all such outstanding Eurodollar Loans on the last day of the then-pending Interest Period therefor; fifth if any Event of Default has occurred and is continuing, to fund a cash collateral deposit in the Cash Collateral Account in an amount equal to 103% of all Letter of Credit Outstandings; sixth, to pay all other Obligations that are then outstanding and payable. If all Obligations are paid, any excess amounts shall be deposited in a separate cash collateral account, and as long as no Event of Default then exists, shall be promptly released to the Borrowers and shall be utilized by the Borrowers prior to any further Loans being made. Any other amounts received by the Administrative Agent, the Issuing Bank, the Collateral Agent, or any Lender as contemplated by Section 2.21 shall also be applied in the order set forth above in this Section 2.22.

      (b) All credits against the Obligations shall be conditioned upon final payment to the Administrative Agent of the items giving rise to such credits and shall be subject to one (1) Business Day's clearance and collection. If any item deposited to the FRF Concentration Account and credited to the Loan Account is dishonored or returned unpaid for any reason, whether or not such return is rightful or timely, the Administrative Agent shall have the right to reverse such credit and charge the amount of such item to the Loan Account and the Borrowers shall indemnify the Administrative Agent, the Collateral Agent, the Issuing Bank and the Lenders against all claims and losses resulting from such dishonor or return.

      SECTION 2.23 Increased Costs.

            (a)   If any Change in Law shall:

                  (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any holding company of any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or the Issuing Bank; or

                  (ii) impose on any Lender or the Issuing Bank or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or the Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or the Issuing Bank hereunder (whether of principal, interest or otherwise), then the Borrowers will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

            (b) If any Lender or the Issuing Bank determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or the Issuing Bank's capital or on the capital of such Lender's or the Issuing Bank's holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the

Issuing Bank, to a level below that which such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or the Issuing Bank's policies and the policies of such Lender's or the Issuing Bank's holding company with respect to capital adequacy), then from time to time the Borrowers will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company for any such reduction suffered.

            (c) A certificate of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section and setting forth in reasonable detail the manner in which such amount or amounts were determined shall be delivered to the Borrowers and shall be conclusive absent manifest error. The Borrowers shall pay such Lender or the Issuing Bank, as the case may be, the amount shown as due on any such certificate within ten (10) Business Days after receipt thereof.

            (d) Failure or delay on the part of any Lender or the Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's or the Issuing Bank's right to demand such compensation, provided that no Lender or Issuing Bank shall be entitled to such compensation in connection with matters that arose more than 90 days prior to the date such Lender or Issuing Bank notifies the Lead Borrower of such matters.

      SECTION 2.24 Change in Legality.

            (a) Notwithstanding anything to the contrary contained elsewhere in this Agreement, if (x) any Change in Law shall make it unlawful for a Lender to make or maintain a Eurodollar Loan or to give effect to its obligations as contemplated hereby with respect to a Eurodollar Loan or (y) at any time any Lender determines that the making or continuance of any of its Eurodollar Loans has become impracticable as a result of a contingency occurring after the date hereof which adversely affects the London interbank market or the position of such Lender in the London interbank market, then, by written notice to the Borrowers, such Lender may (i) declare that Eurodollar Loans will not thereafter be made by such Lender hereunder, whereupon any request by the Borrowers for a Eurodollar Borrowing shall, as to such Lender only, be deemed a request for an Base Rate Loan unless such declaration shall be subsequently withdrawn; and (ii) require that all outstanding Eurodollar Loans made by it be converted to Base Rate Loans, in which event all such Eurodollar Loans shall be automatically converted to Base Rate Loans as of the effective date of such notice as provided in paragraph (b) below. In the event any Lender shall exercise its rights under clause (i) or (ii) of this paragraph (a), all payments and prepayments of principal which would otherwise have been applied to repay the Eurodollar Loans that would have been made by such Lender or the converted Eurodollar Loans of such Lender shall instead be applied to repay the Base Rate Loans made by such Lender in lieu of, or resulting from the conversion of, such Eurodollar Loans.

            (b) For purposes of this Section 2.24, a notice to the Borrowers by any Lender pursuant to paragraph (a) above shall be effective, if lawful, and if any Eurodollar Loans shall then be outstanding, on the last day of the then-current Interest Period; and otherwise such notice shall be effective on the date of receipt by the Borrowers.

      SECTION 2.25 Payments; Sharing of Setoff.

            (a) The Borrowers shall make each payment required to be made by it hereunder or under any other Loan Document (whether of principal, interest, fees or reimbursement of drawings under Letters of Credit, or of amounts payable under Sections 2.19(b), 2.23 or 2.26, or otherwise) prior to 2:00 p.m., Boston time, on the date when due, in immediately available funds, without setoff or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at 40 Broad Street, Boston, Massachusetts, except payments to be made directly to the Issuing Bank or Swingline Lender as expressly provided herein and except that payments pursuant to Sections 2.19(b), 2.23, 2.26 and 9.03 shall be made directly to the Persons entitled thereto and payments pursuant to other Loan Documents shall be made to the Persons specified therein. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment under any Loan Document shall be due on a day that is not a Business Day, except with respect to Eurodollar Borrowings, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments under each Loan Document shall be made in dollars.

            (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed drawings under Letters of Credit, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and
(ii) second, towards payment of principal and unreimbursed drawings under Letters of Credit then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed drawings under Letters of Credit then due to such parties.

            (c) If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in drawings under Letters of Credit or Swingline Loans resulting in such Lender's receiving payment of a greater proportion of the aggregate amount of its Loans and participations in drawings under Letters of Credit and Swingline Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in drawings under Letters of Credit and Swingline Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in drawings under Letters of Credit and Swingline Loans, provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrowers pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in drawings under Letters of Credit to any assignee or participant, other than to the Borrowers or any Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrowers consent to the foregoing and agree, to the extent they may effectively do so under applicable law, that any

Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrowers rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrowers in the amount of such participation.

            (d) Unless the Administrative Agent shall have received notice from the Borrowers prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Bank hereunder that the Borrowers will not make such payment, the Administrative Agent may assume that the Borrowers have made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due. In such event, if the Borrowers have not in fact made such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

            (e) If any Lender shall fail to make any payment required to be made by it pursuant to this Agreement, then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

      SECTION 2.26 Taxes.

            (a) Any and all payments by or on account of any obligation of the Borrowers hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes, provided that if the Borrowers shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, Lender or Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrowers shall make such deductions and (iii) the Borrowers shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

            (b) In addition, the Borrowers shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

            (c) The Borrowers shall indemnify the Administrative Agent, each Lender and the Issuing Bank, within 10 Business Days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent, such Lender or the Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrowers hereunder or under any other Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrowers by a Lender or the Issuing Bank, or by the Administrative Agent on its own behalf or on behalf of a Lender or the Issuing Bank setting forth in reasonable detail the manner in which such amount was determined, shall be conclusive absent manifest error.

            (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrowers to a Governmental Authority, the Borrowers shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

            (e) Any Foreign Lender that is entitled to an exemption from or reduction in withholding tax shall deliver to the Borrowers and the Administrative Agent two copies of either United States Internal Revenue Service Form W8-BEN, or, in the case of a Foreign Lender's claiming exemption from or reduction in U.S. Federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", a Form W-8ECI, or any subsequent versions thereof or successors thereto (and, if such Foreign Lender delivers a Form W-8ECI, a certificate representing that such Foreign Lender is not a bank for purposes of Section 881(c) of the Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of the Borrowers and is not a controlled foreign corporation related to the Borrowers (within the meaning of Section 864(d)(4) of the Code)), properly completed and duly executed by such Foreign Lender claiming complete exemption from or reduced rate of, U.S. Federal withholding tax on payments by the Borrowers under this Agreement and the other Loan Documents. Such forms shall be delivered by each Foreign Lender on or before the date it becomes a party to this Agreement (or, in the case of a transferee that is a participation holder, on or before the date such participation holder becomes a transferee hereunder) and on or before the date, if any, such Foreign Lender changes its applicable lending office by designating a different lending office (a "New Lending Office"). In addition, each Foreign Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Foreign Lender. Notwithstanding any other provision of this Section 2.26(e), a Foreign Lender shall not be required to deliver any form pursuant to this 2.26(e) that such Foreign Lender is not legally able to deliver.

            (f) The Borrowers shall not be required to indemnify any Foreign Lender or to pay any additional amounts to any Foreign Lender in respect of U.S. Federal withholding tax pursuant to paragraph (a) or (c) above to the extent that the obligation to pay such additional amounts would not have arisen but for a failure by such Foreign Lender to comply with the provisions of paragraph (e) above. Should a Lender become subject to Taxes because of its failure to deliver a form required hereunder, the Borrowers shall, at such Lender's expense, take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

      SECTION 2.27 Security Interests in Collateral.

      To secure their Obligations under this Agreement and the other Loan Documents, the Borrowers shall grant to the Collateral Agent, for its benefit and the ratable benefit of the other Secured Parties, a first-priority security interest in all of the Collateral pursuant hereto and to the Security Documents (subject to Permitted Encumbrances having priority over the Lien of the Collateral Agent by operation of law).

      SECTION 2.28 Mitigation Obligations; Replacement of Lenders.

            (a) If any Lender requests compensation under Section 2.23, or if the Borrowers are required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.26, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.23 or 2.26, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment; provided, however, that the Borrowers shall not be liable for such costs and expenses of a Lender requesting compensation if (i) such Lender becomes a party to this Agreement on a date after the Closing Date and (ii) the relevant Change in Law occurs on a date prior to the date such Lender becomes a party hereto.

            (b) If any Lender requests compensation under Section 2.23, or if the Borrowers are required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.26, or if any Lender defaults in its obligation to fund Loans hereunder, then the Borrowers may, at their sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.05), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that (i) the Borrowers shall have received the prior written consent of the Administrative Agent, the Issuing Bank and Swingline Lender, which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in unreimbursed drawings under Letters of Credit and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.23 or payments required to be made pursuant to Section 2.26, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrowers to require such assignment and delegation cease to apply.

                                   ARTICLE III

                         Representations and Warranties

      Each Loan Party represents and warrants to the Agents and the Lenders that:

      SECTION 3.1 Organization; Powers. Each Loan Party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a

Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

      SECTION 3.2 Authorization; Enforceability. The transactions contemplated hereby and by the other Loan Documents to be entered into by each Loan Party are within such Loan Party's corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action. This Agreement has been duly executed and delivered by each Loan Party that is a party hereto and constitutes, and each other Loan Document to which any Loan Party is a party, when executed and delivered by such Loan Party will constitute, a legal, valid and binding obligation of such Loan Party (as the case may be), enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

      SECTION 3.3 Governmental Approvals; No Conflicts. The transactions to be entered into contemplated by the Loan Documents (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except for such as have been obtained or made and are in full force and effect and except filings and recordings necessary to perfect Liens created under the Loan Documents, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of any Loan Party or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Loan Party or its assets, or give rise to a right thereunder to require any payment to be made by any Loan Party, and (d) will not result in the creation or imposition of any Lien on any asset of any Loan Party, except Liens created under the Loan Documents.

      SECTION 3.4 Financial Condition. The Lead Borrower has heretofore furnished to the Lenders the financial statements for the Lead Borrower and its Subsidiaries pursuant to the requirements of Section 5.01(a) and 5.01(c), certified by a Financial Officer of the Borrowers. Such financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of the Lead Borrower and its Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year end audit adjustments and the absence of footnotes. Since the date of such financial statements, there have been no changes in the assets, liabilities, financial condition, or business of the Borrowers other than changes in the ordinary course of business, the effect of which could not reasonably be expected to have a Material Adverse Effect.

      SECTION 3.5 Properties. (a) Except as disclosed in Schedules 3.05(c)(i) and 3.05(c)(ii), each Loan Party has good title to, or valid leasehold interests in, all its real and personal property material to its business, except for defects which could not reasonably be expected to have a Material Adverse Effect.

            (b) Each Loan Party owns, or is licensed to use, all trademarks, trade names, copyrights, patents and other intellectual property material to its business, and the use thereof by the Loan Parties does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

            (c) Schedule 3.05(c)(i) sets forth the address (including county) of all Real Estate that is owned by the Loan Parties as of the Closing Date, together with a list of the holders of any mortgage or other Lien thereon.
Schedule 3.05(c)(ii) sets forth the address (including county) of all Real Estate that is leased by the Loan Parties as of the Closing Date, together with a list of the holders of any mortgage or other Lien thereon. The information on such Schedule shall be updated and supplemented from time to time as required pursuant to the provisions of Section 5.03 hereof.

      SECTION 3.6 Litigation and Environmental Matters. (a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of any Borrower, threatened against or affecting any Loan Party (i) which could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than those set forth on Schedule 3.06) or (ii) that involve any of the Loan Documents. The information on such Schedule 3.06 shall be updated and supplemented from time to time as required pursuant to the provisions of Section
5.02 hereof.

            (b) Except for the matters set forth on Schedule 3.06 and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, no Loan Party
(i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or
(iv) knows of any basis for any Environmental Liability.

            (c) Since the date of this Agreement, there has been no change in the status of the matters set forth on Schedule 3.06 that, individually or in the aggregate, has resulted in, or could reasonably be expected to result in, a Material Adverse Effect.

      SECTION 3.7 Compliance with Laws and Agreements. Each Loan Party is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, material agreements and other instruments binding upon it or its property, and except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.

      SECTION 3.8 Investment and Holding Company Status. No Loan Party is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

      SECTION 3.9 Taxes. Each Loan Party has timely filed or caused to be filed all tax returns and reports required to have been filed and has paid or caused to be paid all taxes required to have been paid by it, except (a) taxes that are being contested in good faith by appropriate proceedings, for which such Loan Party has set aside on its books adequate reserves, and as to which no Lien has arisen, or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

      SECTION 3.10 ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $500,000 the fair market value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $1,000,000 the fair market value of the assets of all such underfunded Plans.

      SECTION 3.11 Disclosure. The Borrowers have disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which any Loan Party is subject, and all other matters known to any of them, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of any of the reports, financial statements, certificates or other information furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or any other Loan Document or delivered hereunder or thereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      SECTION 3.12 Subsidiaries. Schedule 3.12 sets forth the name of, and the ownership interest of each Loan Party in each Subsidiary as of the Closing Date. The Loan Parties are not party to any joint venture, general or limited partners of a general or limited partnership, or members of a limited liability company (except that PETsMART.com, Inc. is the sole member of Pet Catalog, LLC), or any other similar business ventures or entities. The information on such Schedule shall be updated and supplemented from time to time as required pursuant to the provisions of Section 5.12 hereof.

      SECTION 3.13 Insurance. Schedule 3.13 sets forth a description of all insurance maintained by or on behalf of the Borrowers and their Subsidiaries as of the Closing Date. As of the Closing Date, all premiums in respect of such insurance that are due and payable have been paid. The information on such Schedule shall be updated and supplemented from time to time as required pursuant to the provisions of Section 5.07 hereof.

      SECTION 3.14 Labor Matters. As of the Closing Date, there are no strikes, lockouts or slowdowns against any Loan Party pending or, to the knowledge of the Borrowers, threatened. The hours worked by and payments made to employees of the Loan Parties have not been in violation of the Fair Labor Standards Act or any other applicable federal, state, local or foreign law dealing with such matters to the extent that any such violation could reasonably be expected to have a Material Adverse Effect. All payments due from any Loan Party, or for which any claim may be made against any Loan Party, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of such member. The consummation of the transactions contemplated by the Loan Documents will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which any Loan Party is bound. The representations set forth herein shall be updated and supplemented from time to time as required pursuant to the provisions of Section 5.02 hereof.

      SECTION 3.15 Security Documents. The Security Documents create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral, as applicable, and the Security Documents constitute the creation of a fully perfected first priority Lien on, and security interest, in, all right, title and interest of the Loan Parties thereunder in such Collateral, in each case prior and superior in right to any other Person (except for Permitted Encumbrances having priority over the Lien of the Collateral Agent pursuant to operation of law).

      SECTION 3.16 Federal Reserve Regulations. (a) No Loan Party is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock.

            (b) No part of the proceeds of any Loan or any Letter of Credit will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, (i) to buy or carry Margin Stock or to extend credit to others for the purpose of buying or carrying Margin Stock or to refund indebtedness originally incurred for such purpose or (ii) for any purpose that entails a violation of, or that is inconsistent with, the provisions of the Regulations of the Board, including Regulation U or X.

            (c) Less than 25% of the assets of the Borrowers on a consolidated basis consist of Margin Stock.

      SECTION 3.17 Solvency. Each of the Loan Parties is Solvent. No transfer of property is being made by any Loan Party and no obligation is being incurred by any Loan Party in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of any Loan Party.

                                   ARTICLE IV

                                   Conditions

      SECTION 4.1 Closing Date. The obligation of the Lenders to make the initial Loan and of the Issuing Bank to issue the initial Letter of Credit is subject to the following conditions precedent:

      (a) The Agents (or their counsel) shall have received from each party hereto other than the Lenders either (i) a counterpart of this Agreement and all other Loan Documents signed on behalf of such party or (ii) written evidence satisfactory to the Agents (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement and all other Loan Documents.

      (b) The Agents shall have received a favorable written opinion (addressed to each Agent and the Lenders and dated the Closing Date) of Cooley Godward LLP, counsel for the Loan Parties substantially in the form of Exhibit C (and of counsel for the Canadian Operating Subsidiary), and covering such other matters relating to the Loan Parties, the Loan Documents or the transactions contemplated thereby as the Required Lenders shall reasonably request. The Borrowers hereby request such counsel to deliver such opinion.

      (c) The Agents shall have received such documents and certificates as the Agents or their counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the transactions contemplated by the Loan Documents and any other legal matters relating to the Borrowers, the Facility Guarantors, the Loan Documents or the transactions contemplated thereby, all in form and substance satisfactory to the Agents and their counsel.

      (d) After giving effect to the first funding under the Loans and all Letters of Credit to be issued at, or immediately subsequent to, such establishment, Excess Availability shall be not less than $35,000,000. The Agents shall have received a Borrowing Base Certificate dated the Closing Date, relating to the calendar week ended on April 27, 2001, and executed by a Financial Officer of the Lead Borrower.

      (e) The Agents shall have received a certificate, reasonably satisfactory in form and substance to the Agents, with respect to the solvency of the Lead Borrower and its Subsidiaries on a consolidated basis as of the Closing Date.

      (f)   The consummation of the transactions contemplated hereby shall not
(a) violate any applicable law, statute, rule or regulation or (b) conflict with, or result in a default or event of default under, any material agreement of any Loan Party.

      (g) All necessary consents and approvals to the transactions contemplated hereby shall have been obtained and shall be satisfactory to the Agents.

      (h) The Collateral Agent shall have received appraisals of the Borrowers' and the Canadian Operating Subsidiary's Inventory by a third party appraiser acceptable to the Collateral Agent.

      (i) The Agents shall be reasonably satisfied that any financial statements delivered to them fairly present the business and financial condition of the Borrowers and their Subsidiaries, and that there has been no material adverse change in the assets, business, financial condition, or income of the Borrowers and their Subsidiaries since the date of the most recent financial information delivered to the Agents.

      (j) The Administrative Agent shall have received and be satisfied with monthly detailed one-year financial projections and business assumptions for the Borrowers and their Subsidiaries.

      (k) There shall not be pending any litigation or other proceeding, the result of which could reasonably be expected to have a Material Adverse Effect.

      (l) There shall not have occurred any default of any material contract or agreement of any Loan Party.

      (m) The Collateral Agent shall have received results of searches or other evidence reasonably satisfactory to the Collateral Agent (in each case dated as of a date reasonably satisfactory to the Collateral Agent) indicating the absence of liens on the assets of the Loan Parties, except for which termination statements and releases reasonably satisfactory to the Collateral Agent are being tendered concurrently with such extension of credit.

      (n) The Collateral Agent shall have received all documents and instruments, including Uniform Commercial Code financing statements, required by law or reasonably requested by the Collateral Agent to be filed, registered or recorded to create or perfect the first priority Liens intended to be created under the Loan Documents (subject to Permitted Encumbrances having priority over the Lien of the Collateral Agent pursuant to operation of law) and all such documents and instruments shall have been so filed (or provision made therefor), registered or recorded to the satisfaction of the Collateral Agent.

      (o) All fees due at or immediately after the Closing Date and all costs and expenses incurred by the Agents in connection with the establishment of the credit facility contemplated hereby (including the fees and expenses of counsel to the Agents) shall have been paid in full.

      (p)   The consummation of the transactions contemplated hereby shall not
(a) violate any applicable law or (b) conflict with, or result in a default or event of default under, any material agreement of any Loan Party. No event shall exist which is, or solely with the passage of time, the giving of notice or both, would be a default under any material agreement of any Loan Party.

      (q) No material changes in governmental regulations or policies affecting the Loan Parties, the Agents, the Arranger or any Lender involved in this transaction shall have occurred prior to the Closing Date.

      (r) There shall not have occurred any disruption or material adverse change in the financial or capital markets in general that would, in the reasonable opinion of the Agents, have a material adverse effect on the market for loan syndications or adversely affecting the syndication of the Loans.

      (s) There shall be no events of default on the Closing Date (after giving effect to the closing of the transactions hereunder) on any long term debt held by any of the Loan Parties, including under the Bonds and the Existing Synthetic Leases.

      (t) The refinancing of the Existing Synthetic Leases with FRF shall have been consummated in accordance with the terms of the March 7, 2001 commitment letter and accompanying lease facility term sheet issued by FRF.

      (u) There shall have been delivered to the Administrative Agent such additional instruments and documents as the Agents or counsel to the Agents reasonably may require or request.

The Administrative Agent shall notify the Borrowers and the Lenders of the Closing Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 9.02) at or prior to 12:00 noon, Boston time, on April 30, 2001, (and, in the event such conditions are not so satisfied or waived, this Agreement shall terminate at such time).

      SECTION 4.2 Conditions Precedent to Each Loan and Each Letter of Credit.

      The obligation of the Lenders to make each Loan and of the Issuing Bank to issue each Letter of Credit, is subject to the following conditions precedent:

      (a) Notice. The Administrative Agent shall have received a notice with respect to such Borrowing or issuance, as the case may be, as required by
Article II.

      (b) Representations and Warranties. All representations and warranties contained in this Agreement and the other Loan Documents or otherwise made in writing in connection herewith or therewith shall be true and correct in all material respects on and as of the date of each Borrowing or the issuance of each Letter of Credit hereunder with the same effect as if made on and as of such date, other than representations and warranties that relate solely to an earlier date.

      (c) No Default. On the date of each Borrowing hereunder and the issuance of each Letter of Credit, the Loan Parties shall be in compliance with all of the terms and provisions set forth herein and in the other Loan Documents to be observed or performed and no Default or Event of Default shall have occurred and be continuing.

      (d) Borrowing Base Certificate. The Administrative Agent shall have received the timely delivery of the most recently required Borrowing Base Certificate, with each such Borrowing Base Certificate including schedules as required by the Administrative Agent.

The request by the Borrowers for, and the acceptance by the Borrowers of, each extension of credit hereunder shall be deemed to be a representation and warranty by the Borrowers that the conditions specified in this Section 4.02 have been satisfied at that time and that after giving effect to such extension of credit the Borrowers shall continue to be in compliance with the Borrowing Base. The conditions set forth in this Section 4.02 are for the sole benefit of the Administrative Agent and each Lender and may be waived by the Administrative Agent in whole or in part without prejudice to the Administrative Agent or any Lender.

                                    ARTICLE V

                              Affirmative Covenants

      Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full and all Letters of Credit shall have expired or terminated and all L/C Disbursements shall have been reimbursed, each Loan Party covenants and agrees with the Agents and the Lenders that:

      SECTION 5.1 Financial Statements and Other Information. The Borrowers will furnish to the Agents:

      (a) within 90 days after the end of each fiscal year of the Lead Borrower, its consolidated and consolidating balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all audited (in the case only of such consolidated statements) and reported on by independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without a qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Lead Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

      (b) within 45 days after the end of each of the first three fiscal quarters of the Lead Borrower, (i) its consolidated balance sheet and related statements of operations, stockholders' equity and cash flows, and a summary of all Capital Expenditures, as of the end of and for such fiscal quarter and the elapsed portion of the fiscal year, all certified by one of its Financial Officers as presenting in all material respects the financial condition and results of operations of the Lead Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year end audit adjustments and the absence of footnotes, and (ii) the separate balance sheet and related statements of operations, stockholders' equity and cash flows, and a summary of all Capital Expenditures, as of the end of and for such fiscal quarter and the elapsed portion of the fiscal year, for each of Pet Catalog, LLC, PETsMART.com, Inc., and the Lead Borrower, all certified by one of its Financial Officers as presenting in all material respects the financial condition and results of operations of such Persons in accordance with GAAP consistently applied, subject to normal year end audit adjustments and the absence of footnotes;

      (c) within 30 days after the end of each fiscal month of the Lead Borrower, (i) the financial report customarily delivered by the Lead Borrower to its board of directors entitled "Monthly Board Report", substantially in the form annexed hereto as Schedule 5.01(c) and containing, at a minimum, a consolidated balance sheet and related statements of operations, as of the end of and for such fiscal month and the elapsed portion of the fiscal year, and
(ii) a statement of cash flows for (A) the Lead Borrower and its consolidated Subsidiaries, and (B) each of Pet Catalog, LLC, PETsMART.com, Inc., and the Lead Borrower for such month and the elapsed portion of the fiscal year;

      (d) concurrently with any delivery of financial statements under clause
(a), (b), or (c) above, a certificate of a Financial Officer of the Lead Borrower (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, and (ii) setting forth reasonably detailed calculations (A) with respect to the financial statements delivered pursuant to
Section 5.01(c), above, a calculation of the average Excess Availability for purposes of determining the "Applicable Margin", and (B) demonstrating compliance with Section 6.11, and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the Lead Borrower's audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

      (e) within thirty (30) days prior to the commencement of each fiscal year of the Lead Borrower, a detailed consolidated budget by month for such fiscal year (including a projected consolidated balance sheet and related statements of projected operations and cash flow as of the end of and for such fiscal year) and, promptly when available, any significant revisions of such budget;

      (f) on Wednesday of each week, a certificate in the form of Exhibit D (a "Borrowing Base Certificate") showing the Borrowing Base as of the close of business on the last day of the immediately preceding week, each such Certificate to be certified as complete and correct on behalf of the Borrowers by a Financial Officer of the Lead Borrower;

      (g) promptly after the same become publicly available, copies of all so-called 10K and 10Q reports and other material reports, proxy statements and other materials filed by any Loan Party with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, as the case may be;

      (h) promptly upon receipt thereof, copies of all reports submitted to any Loan Party by independent certified public accountants in connection with each annual, interim or special audit of the books of the Loan Parties or any of their Subsidiaries made by such accountants, including any management letter commenting on the Loan Parties' internal controls submitted by such accountants to management in connection with their annual audit;

      (i) the financial and collateral reports described on Schedule 5.01(i) hereto, at the times set forth in such Schedule;

      (j) notice of any intended sale or other disposition of assets of any Loan Party not in the ordinary course of business or incurrence of any Indebtedness permitted hereunder, in either case, to the extent the proceeds therefrom would exceed $5,000,000, at least fifteen (15) days prior to the date of consummation such sale or disposition or incurrence of such Indebtedness; and

      (k) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of any Loan Party, or compliance with the terms of any Loan Document, as the Agents or any Lender may reasonably request.

      SECTION 5.2 Notices of Material Events. The Borrowers will furnish to the Administrative Agent, the Issuing Bank, the Collateral Agent, and each Lender prompt written notice of the following:

      (a) the occurrence of any Default or Event of Default;

      (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting any Loan Party or any Affiliate thereof that could reasonably be expected to result in a Material Adverse Effect;

      (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect; and

      (d) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

      (e) any change in any Borrower's chief executive officer, president, or chief financial officer.

      (f) any failure by any Loan Party to pay rent at any of such Loan Party's locations, which failure continues for more than ten (10) days following the day on which such rent first came due.

      (g) the discharge by any Borrower of its present independent accountants or any withdrawal or resignation by such independent accountants.

      (h) any material change in the business, operations, or financial affairs of the Loan Parties taken as a whole.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Lead Borrower setting forth the details of the event or development requiring such notice and, if applicable, any action taken or proposed to be taken with respect thereto.

      SECTION 5.3 Information Regarding Collateral. (a) The Lead Borrower will furnish to the Agents prompt written notice of any change (i) in any Loan Party's corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of any Loan Party's chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral owned by it is located (including the establishment of any such new office or facility), (iii) in any Loan Party's identity or corporate structure or (iv) in any Loan Party's Federal Taxpayer Identification Number. The Lead Borrower also agrees promptly to notify the Agents if any material portion of the Collateral is damaged or destroyed.

            (b) Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to clause (a) of
Section 5.01, the Lead Borrower shall deliver to the Agents a certificate of a Financial Officer of the Lead Borrower setting forth the information required pursuant to Section 2 of the Perfection Certificate or confirming that there has been no change in such information since the date of the Perfection Certificate delivered on the Closing Date or the date of the most recent certificate delivered pursuant to this Section.

      SECTION 5.4 Existence; Conduct of Business. Each Loan Party will, and will cause each of the Subsidiaries to, do or cause to be done all things necessary to comply with its respective charter, certificate of incorporation, articles of organization, and/or other organizational documents, as applicable; and by-laws and/or other instruments which deal with corporate governance, and to preserve, renew and keep in full force and effect its legal existence and, except such as could not reasonably be expected to have a Material Adverse Effect, the rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names material to the conduct of its business, provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03.

      SECTION 5.5 Payment of Obligations. Each Loan Party will, and will cause each of the Subsidiaries to, pay its Indebtedness and other obligations, including tax liabilities, before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) such Loan Party or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP, (c) such contest effectively suspends collection of the contested obligation and enforcement of any Lien securing such obligation and (d) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect. Nothing contained herein shall be deemed to limit the rights of the Administrative Agent under Section 2.02(b) hereof.

      SECTION 5.6 Maintenance of Properties. Each Loan Party will, and will cause each of the Subsidiaries to, keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted and with the exception of storing closings and asset dispositions permitted hereunder.

      SECTION 5.7 Insurance. (a) Each Loan Party shall (i) maintain insurance with financially sound and reputable insurers reasonably acceptable to the Administrative Agent (or, to the extent consistent with prudent business practice, a program of self-insurance approved by the Administrative Agent) on such of its property and in at least such amounts and against at least such risks as is customary with companies in the same or similar businesses operating in the same or similar locations, including public liability insurance against claims for personal injury or death occurring upon, in or about or in connection with the use of any properties owned, occupied or controlled by it (including the insurance required pursuant to the Security

Documents); (ii) maintain such other insurance as may be required by law; and
(iii) furnish to the Administrative Agent, upon written request, full information as to the insurance carried.

            (b) Fire and extended coverage policies maintained with respect to any Collateral shall be endorsed or otherwise amended to include (i) a non-contributing mortgage clause (regarding improvements to real property) and lenders' loss payable clause (regarding personal property), in form and substance satisfactory to the Collateral Agent, which endorsements or amendments shall provide that the insurer shall pay all proceeds otherwise payable to the Loan Parties under the policies directly to the Collateral Agent, (ii) a provision to the effect that none of the Loan Parties, the Administrative Agent, the Collateral Agent, or any other party shall be a coinsurer and (iii) such other provisions as the Collateral Agent may reasonably require from time to time to protect the interests of the Lenders. Commercial general liability policies shall be endorsed to name the Collateral Agent as an additional insured. Business interruption policies shall name the Collateral Agent as a loss payee and shall be endorsed or amended to include (i) a provision that, from and after the Closing Date, the insurer shall pay all proceeds otherwise payable to the Loan Parties under the policies directly to the Administrative Agent or the Collateral Agent, (ii) a provision to the effect that none of the Loan Parties, the Administrative Agent, the Collateral Agent or any other party shall be a co-insurer and (iii) such other provisions as the Collateral Agent may reasonably require from time to time to protect the interests of the Lenders. Each such policy referred to in this paragraph also shall provide that it shall not be canceled, modified or not renewed (i) by reason of nonpayment of premium except upon not less than 30 days' prior written notice thereof by the insurer to the Collateral Agent (giving the Collateral Agent the right to cure defaults in the payment of premiums) or (ii) for any other reason except upon not less than 60 days' prior written notice thereof by the insurer to the Collateral Agent. The Borrowers shall deliver to the Collateral Agent, prior to the cancellation, modification or nonrenewal of any such policy of insurance, a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to the Collateral Agent) together with evidence satisfactory to the Collateral Agent of payment of the premium therefor.

      SECTION 5.8 Casualty and Condemnation. The Lead Borrower will furnish to the Agents and the Lenders prompt written notice of any casualty or other insured damage to any material portion of any Collateral or the commencement of any action or proceeding for the taking of any material portion of the Collateral or any part thereof or interest therein under power of eminent domain or by condemnation or similar proceeding.

      SECTION 5.9 Books and Records; Inspection and Audit Rights; Appraisals.
(a) Each Loan Party will, and will cause each of the Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. Each Loan Party will, and will cause each of the Subsidiaries to, permit any representatives designated by any Agent, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times during normal business hours and as often as reasonably requested.

            (b) Each Loan Party will, and will cause each of the Subsidiaries to, from time to time upon the request of the Collateral Agent or the Required Lenders through the


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Administrative Agent, permit any Agent or professionals (including investment bankers, consultants, accountants, lawyers and appraisers) retained by the Agents, upon reasonable prior notice and during normal business hours, to conduct appraisals, commercial finance examinations and other evaluations, including, without limitation, of (i) the Borrowers' practices in the computation of the Borrowing Base and (ii) the assets included in the Borrowing Base and related financial information such as, but not limited to, sales, gross margins, payables, accruals and reserves, and pay the reasonable fees and expenses of the Agents or such professionals with respect to such evaluations and appraisals, provided that as long as a Default has not occurred and is continuing, (i) the Borrowers shall not be required to pay for more than three commercial finance examinations and three inventory appraisals undertaken during the first fiscal year ended after the Closing Date, and (ii) in each fiscal year commencing with the Borrowers' fiscal year beginning February, 2002, as long as average Excess Availability for the last six months of the immediately preceding fiscal year was equal to or greater than $60,000,000.00, the Borrowers shall not be required to pay for more than two commercial finance examinations and two inventory appraisals in the then current fiscal year, provided that if the average Excess Availability for any thirty day period in any fiscal year is equal to or less than $50,000,000.00, the Borrowers shall be required to pay for all commercial finance examinations and appraisals undertaken during such fiscal year.

      SECTION 5.10 Compliance with Laws. Each Loan Party will, and will cause each of the Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

      SECTION 5.11 Use of Proceeds and Letters of Credit. The proceeds of Loans made hereunder and Letters of Credit issued hereunder will be used only (a) to refinance existing senior bank facilities, (b) to finance the acquisition of working capital assets of the Borrowers, including the purchase of inventory and equipment, in each case in the ordinary course of business, (c) to finance Capital Expenditures of the Borrowers, (d) to support the obligations under Existing Synthetic Leases and other similar Synthetic Leases entered into hereafter in connection with the acquisition of, or the construction of improvements on, Real Estate, and (e) for general corporate purposes, including stock and bond repurchases to the extent permitted herein. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations U and X.

      SECTION 5.12 Additional Subsidiaries. If any additional Subsidiary is formed or acquired after the Closing Date, the Lead Borrower will notify the Agents and the Lenders thereof and (a) if such Subsidiary is not a Foreign Subsidiary, the Borrowers will cause such Subsidiary to become a Loan Party hereunder and each applicable Security Document in the manner provided therein within ten Business Days after such Subsidiary is formed or acquired and promptly take such actions to create and perfect Liens on such Subsidiary's assets to secure the Obligations as any Agent or the Required Lenders shall reasonably request and (b) if any shares of capital stock or Indebtedness of such Subsidiary are owned by or on behalf of any Loan Party, the Borrowers will cause such shares and promissory notes evidencing such Indebtedness to be pledged within ten Business Days after such Subsidiary is formed or acquired (except that,


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if such Subsidiary is a Foreign Subsidiary, shares of stock of such Subsidiary to be pledged may be limited to 65% of the outstanding shares of voting stock of such Subsidiary).

      SECTION 5.13 Further Assurances. (a) Each Loan Party will execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements and other documents), that may be required under any applicable law, or which any Agent or the Required Lenders may reasonably request, to effectuate the transactions contemplated by the Loan Documents or to grant, preserve, protect or perfect the Liens created or intended to be created by the Security Documents or the validity or priority of any such Lien, all at the expense of the Loan Parties. The Loan Parties also agree to provide to the Agents, from time to time upon request, evidence reasonably satisfactory to the Agents as to the perfection and priority of the Liens created or intended to be created by the Security Documents.

            (b) If any material assets are acquired by any Loan Party after the Closing Date (other than assets constituting Collateral under the Security Agreement that become subject to the Lien of the Security Agreement upon acquisition thereof), the Lead Borrower will notify the Agents and the Lenders thereof, and the Loan Parties will cause such assets to be subjected to a Lien securing the Obligations and will take such actions as shall be necessary or reasonably requested by any Agent or the Required Lenders to grant and perfect such Liens, including actions described in paragraph (a) of this Section, all at the expense of the Loan Parties. Without limiting the foregoing, if a Loan Party acquires title to any real property with, in whole or in part, the proceeds of any Credit Extension hereunder, the Loan Party shall execute a Mortgage and such other documents as the Collateral Agent may reasonably request in order to perfect the Lien of the Collateral Agent therein and in the assets and rights associated therewith.

      (c) Upon the request of the Administrative Agent, the Borrowers shall cause each of its customs brokers to deliver an agreement to the Administrative Agent covering such matters and in such form as the Administrative Agent may reasonably require.

                                   ARTICLE VI

                               Negative Covenants

      Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and all Letters of Credit have expired or terminated and all L/C Disbursements shall have been reimbursed, each Loan Party covenants and agrees with the Agents and the Lenders that:

      SECTION 6.1 Indebtedness and Other Obligations. (a) The Loan Parties will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Indebtedness, except:

                  (i) Indebtedness created under the Loan Documents;

                  (ii) Indebtedness set forth in Schedule 6.01;

                  (iii) Indebtedness of any Loan Party to any other Loan Party;

                  (iv) Guarantees by any Loan Party of Indebtedness of any other Loan Party or Subsidiary provided that Guarantees by any Borrower of Indebtedness shall be subject to Section 6.04;

                  (v) Indebtedness of any Loan Party to finance the acquisition, construction or improvement of any fixed or capital assets or software, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof, provided that the aggregate principal amount of Indebtedness permitted by this clause (v) shall not exceed $25,000,000.00 at any time outstanding;

                  (vi) Indebtedness incurred to refinance any Real Estate owned by any Loan Party or which is the subject of an Existing Synthetic Lease, or which is or incurred in connection with sale-leaseback transactions permitted hereunder, provided that the terms of such Indebtedness are reasonably acceptable to the Administrative Agent;

                  (vii) Indebtedness on account of the Existing Synthetic
      Leases;

                  (viii) Indebtedness of Foreign Subsidiaries (other than the Canadian Operating Subsidiary) in an aggregate principal amount not exceeding $25,000,000.00 at any time outstanding;

                  (ix) other unsecured Indebtedness or subordinated Indebtedness in an aggregate principal amount not exceeding $150,000,000.00 at any time outstanding, provided that the terms of such Indebtedness are reasonably acceptable to the Administrative Agent;

                  (x) Indebtedness (not incurred under this Agreement) to finance the acquisition of the Phoenix distribution center presently leased by the Lead Borrower; and

                  (xi) any refinancing of the Indebtedness described in any of the foregoing clauses (ii), (iii), (iv), (v), (viii), (ix) or (x) as long as the principal balance thereof is not increased, the other limitations set forth in those clauses are fulfilled and no Default or Event of Default exists or would arise after giving effect thereto.

            (b) Except as contemplated under existing anti-takeover measures and except for PETsMART.com, Inc., none of the Loan Parties will, nor will they permit any Subsidiary to, issue any preferred stock (except for preferred stock
(i) all dividends in respect of which are to be paid (and all other payments in respect of which are to be made) in additional shares of such preferred stock, in lieu of cash, until all Obligations have been repaid in full and all


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
Commitments terminated, (ii) that is not subject to redemption other than redemption at the option of the Loan Party issuing such preferred stock and
(iii) all payments in respect of which are expressly subordinated to the Obligations) or be or become liable in respect of any obligation (contingent or otherwise) to purchase, redeem, retire, acquire or make any other payment in respect of (i) any shares of capital stock of any Loan Party or (ii) any option, warrant or other right to acquire any such shares of capital stock.

      SECTION 6.2 Liens. The Loan Parties will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

      (a) Liens created under the Loan Documents;

      (b) Permitted Encumbrances;

      (c) any Lien on any property or asset of any Loan Party set forth in
Schedule 6.02, provided that (i) such Lien shall not apply to any other property or asset of any Loan Party and (ii) such Lien shall secure only those obligations that it secures as of the Closing Date, and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

      (d) Liens on fixed or capital assets or software acquired, constructed or improved by any Loan Party, provided that (i) such Liens secure Indebtedness permitted by clause (v) of Section 6.01(a), (ii) such Liens and the Indebtedness secured thereby are incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement, (iii) the Indebtedness secured thereby does not exceed 100% of the cost of acquiring, constructing or improving such fixed or capital assets or software, and (iv) such Liens shall not apply to any other property or assets of the Loan Parties;

      (e) Liens to secure Indebtedness permitted by clause (vi) of Section 6.01(a) provided that such Liens shall not apply to any property or assets of the Loan Parties other than the Real Estate so refinanced or which is the subject of a sale-leaseback transaction;

      (f) Liens to secure Indebtedness permitted by clause (vii) of Section 6.01(a) and other leases held by FRF or any of its Affiliates;

      (g) Liens to secure Indebtedness permitted by clauses (viii) of Section 6.01, provided that such Liens shall attach only to the property and assets of the Foreign Subsidiary obligated on such Indebtedness and not to the property of any Loan Party;

      (h) Liens to secure Indebtedness permitted by clauses (x) of Section 6.01, provided that such Liens shall attach only to the Phoenix distribution center and to no other property of any Loan Party;


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
      (i) Liens existing on fixed or capital assets or software of a Person immediately prior to its being consolidated with or merged into the Lead Borrower or a Subsidiary or its becoming a Subsidiary, or a Lien existing on any fixed or capital assets or software acquired by the Lead Borrower or any Subsidiary at the time such property is so acquired (whether or not the Indebtedness secured thereby shall have been assumed);

      (j) Precautionary filings in respect of true leases; and

      (k) Refinancings, renewals and replacements of Liens permitted under this
Section 6.2 provided that (A) the amount of Indebtedness secured thereby is not increased, (B) such Liens do not extend to any property or assets of the Loan Parties which immediately prior to such refinancing, renewal or replacement were not subject to a Lien permitted hereunder, and (C) no Default or Event of Default exists or would arise after giving effect thereto.

      SECTION 6.3 Fundamental Changes. (a) The Loan Parties will not merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that (i) any or all of the Discontinued Subsidiaries may be dissolved, and (ii) if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing, (A) any Subsidiary may merge into a Borrower in a transaction in which a Borrower is the surviving corporation, and (B) any Subsidiary that is not a Borrower may merge into any Subsidiary that is not a Borrower, provided that any such merger involving a Person that is not a wholly owned Subsidiary immediately prior to such merger shall not be permitted unless also permitted by
Section 6.04.

            (b) The Loan Parties will not engage to any material extent in any business other than businesses of the type conducted by the Loan Parties on the date of execution of this Agreement and businesses reasonably related thereto.

      SECTION 6.4 Investments, Loans, Advances, Guarantees and Acquisitions. The Loan Parties will not purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly owned Subsidiary prior to such merger) any capital stock, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances (other than accounts receivable created, and extensions of credit made, in the ordinary course of business) to, guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, except:

      (a) Permitted Investments;

      (b) investments existing on the Closing Date, and set forth on Schedule 6.04, to the extent such investments would not be permitted under any other clause of this Section;

      (c) equity investments, loans or advances made by any Loan Party to any other Loan Party, provided that any such loans and advances made by a Loan Party shall be evidenced by a promissory note pledged pursuant to the Pledge Agreement;


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
      (d) Guarantees constituting Indebtedness permitted by Section 6.01, provided that such Guarantees by the Borrowers shall not exceed $5,000,000.00 in the aggregate at any time outstanding;

      (e) investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

      (f) loans or advances to employees for the purpose of travel, entertainment or relocation in the ordinary course of business in an amount not to exceed $500,000.00 to any employee or $2,000,000.00 in the aggregate at any time outstanding;

      (g) acquisitions of the capital stock or assets of any other Person, provided that (i) the consideration paid for any such acquisition (including, without limitation, cash, other real and personal property, promissory notes, and capital stock) shall not exceed $10,000,000 unless the provisions of clause
(ii) hereof are satisfied, and (ii) if the consideration paid for any such acquisition (including, without limitation, cash, other real and personal property, promissory notes, and capital stock) exceeds $10,000,000, the Lead Borrower shall demonstrate to the reasonable satisfaction of the Administrative Agent that the Borrowers shall be in compliance with the provisions of Section
6.11 hereof, immediately after giving effect to such acquisition, and on a twelve month pro forma basis thereafter, and (iii) in either circumstance described in clauses (i) or (ii), no Default or Event of Default exists immediately prior to, or after giving effect to, the acquisition, and (iv) the consideration paid for all such acquisitions after the Closing Date (including, without limitation, cash, other real and personal property, promissory notes, and capital stock) shall not exceed $20,000,000 in the aggregate.

      (h) equity investments, loans or advances made by any Loan Party to any Foreign Subsidiary in an aggregate amount not to exceed $5,000,000 outstanding at any time provided that (i) the Borrowers shall be in compliance with the provisions of Section 6.11 hereof, immediately prior to, and immediately after giving effect to, such investment, loan or advance, and on a twelve month pro forma basis thereafter, and (ii) no Default or Event of Default exists immediately prior to, or after giving effect, to any such investment, loan or advance;

      (i) working capital advances to veterinarians who are tenants of properties owned by or leased by a Loan Party in an aggregate amount not to exceed $3,000,000 outstanding at any time, provided that no Default or Event of Default exists immediately prior to, or after giving effect, to any such advance;

      (j) loans to, or guarantees of obligations of, officers of any Loan Party to exercise incentive stock options of the Lead Borrower, to purchase capital stock of the Lead Borrower or to pay alternative minimum tax obligations of such officers, provided that no Default or Event of Default exists immediately prior to, or after giving effect, to any such loan or guarantee, and provided further that such loans or guarantees shall not exceed an amount equal to $3,000,000.00 in the aggregate at any time outstanding;


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
      (k) investments in capital stock of the Company or its Subsidiaries permitted under Section 6.6(a); and

      (l) investments in PETsMART.com, Inc. not to exceed (i) $15,000,000 in the aggregate for the fiscal year of the Lead Borrower ending in January, 2002, and
(ii) $7,500,000 in any other fiscal year of the Lead Borrower.

      SECTION 6.5 Asset Sales. The Loan Parties will not, and will not permit any of the Subsidiaries to, sell, transfer, lease or otherwise dispose of any asset, including any capital stock, nor will the Loan Parties permit any of the Subsidiaries to issue any additional shares of its capital stock or other ownership interest in such Subsidiary, except:

      (a) (i) sales of Inventory and licensing of intellectual property in the ordinary course of business, or (ii) sales or disposals of used or surplus equipment or software, or (iii) Permitted Investments, in each case in the ordinary course of business;

      (b) sales, transfers and dispositions among the Loan Parties and their Subsidiaries, provided that any such sales, transfers or dispositions involving a Subsidiary that is not a Loan Party shall be made in compliance with Section 6.07;

      (c) sale-leaseback transactions involving any Real Estate;

      (d) Provided that no Overadvance shall result after giving effect thereto, bulk sales or dispositions of the Borrowers' Inventory or Equipment not in the ordinary course of business in an amount not to exceed, in the aggregate from and after the Closing Date, fifteen percent (15%) of the Cost of the Borrowers' Eligible Inventory or Equipment, as applicable, as of the Closing Date;

      (e) the sale of the equine business and/or assets sold in connection therewith, the pet catalog business, or PETsMART.com, Inc. and its Subsidiaries, provided that the board of directors of the Lead Borrower has approved the transaction, and provided further that the cash consideration received is at least equal to the amount advanced under the Borrowing Base attributable to the assets so sold;

provided that all sales, transfers, leases and other dispositions permitted hereby (other than sales, transfers and other disposition permitted under clause
(b)) shall be made at arm's length and for fair value and solely for cash consideration (other than (x) sales, transfers and other dispositions permitted under clauses (a)(ii) and (b), and (y) sales, transfers and other dispositions of assets not included in the Borrowing Base as to which non-Borrowing Base assets, the cash consideration must be at least 50% of the total consideration); and further provided that the authority granted under clauses (b) through (e) hereof may be terminated in whole or in part by the Agents upon the occurrence and during the continuance of any Event of Default.

      SECTION 6.6 Restricted Payments; Certain Payments of Indebtedness. (a) The Loan Parties will not, and will not permit any Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except as long as no Default or Event of Default


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
exists or would arise therefrom (i) the Loan Parties may declare and pay dividends with respect to their capital stock payable solely in additional shares of their common stock, (ii) the Subsidiaries of the Lead Borrower may declare and pay dividends ratably with respect to their capital stock, and (iii) the Lead Borrower may repurchase its capital stock if the Payment Conditions are then satisfied, provided that the purchase price paid for such capital stock, together with any amounts paid during such fiscal year for redemption of the Bonds, as provided below, shall not exceed $35,000,000.00 in the aggregate.

            (b) The Loan Parties will not, and will not permit any Subsidiary to, make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash securities or other property) of or in respect of principal of or interest on any Indebtedness, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Indebtedness, except:

                  (i) payment of regularly scheduled interest and principal payments as and when due in respect of any permitted Indebtedness;

                  (ii) refinancings of Indebtedness described in clause (i), above, to the extent permitted by Section 6.01; and

                  (iii) redemptions of the Indebtedness due under the Bonds, if the Payment Conditions are then satisfied, provided that the amounts paid on account of such Bonds, together with any amounts paid during such fiscal year for the repurchase of the Lead Borrower's capital stock, shall not exceed $35,000,000.00 in the aggregate.

      SECTION 6.7 Transactions with Affiliates. The Loan Parties will not, and will not permit any Subsidiary to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) transactions in the ordinary course of business that are at prices and on terms and conditions not less favorable to the Loan Parties or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties, (b) investments permitted under clauses (f) or (j) of Section 6.04, and (c) transactions between or among the Borrowers not involving any other Affiliate.

      SECTION 6.8 Restrictive Agreements. The Loan Parties will not, and will not permit any Subsidiary to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Loan Parties or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets, other than a negative pledge under any Existing Synthetic Lease, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to the Loan Parties or any other Subsidiary or to guarantee Indebtedness of the Loan Parties or any other Subsidiary, provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by any Loan Document, (ii) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (iii) clause (b) shall not apply to customary restrictions set forth in agreements of Foreign Subsidiaries or the Lead Borrower related to their Indebtedness or leases on the ability to pay dividends, and (iv) clause (a) of the foregoing shall not apply to customary provisions in leases, licenses and other agreement restricting the assignment, sublicensing, or subleasing thereof.

      SECTION 6.9 Amendment of Material Documents. The Loan Parties will not, and will not permit any Subsidiary to, amend, modify or waive any of its rights under (a) its certificate of incorporation, by-laws or other organizational documents, (b) any leases or subleases relating to real estate, including, without limitation, the Real Estate, (c) the Bonds, or (d) any other instruments, documents or agreements, in each case to the extent that such amendment, modification or waiver would be adverse to the interests of the Lenders.

      SECTION 6.10 Additional Subsidiaries. The Loan Parties will not, and will not permit any Subsidiary to, create any additional Subsidiary unless the requirements of Section 5.12 are satisfied contemporaneously therewith.

      SECTION 6.11 Financial Covenants.

      (a) The Borrowers shall not permit Excess Availability to be less than $25,000,000.00 at any time.

      (b) The Borrowers shall not incur Capital Expenditures in any fiscal year in an amount in excess of the sum of (i) $60,000,000.00, plus (ii) for any fiscal year commencing with the fiscal year beginning February, 2002, if average Excess Availability for the last six months of the immediately preceding fiscal year was equal to or greater than $60,000,000.00, an additional $15,000,000.00. Notwithstanding the foregoing, for purposes of this Section 6.11(b), the term "Capital Expenditures" shall exclude the acquisition of the Phoenix distribution center presently leased by the Lead Borrower.

                                   ARTICLE VII

                                Events of Default

      SECTION 7.1 If any of the following events ("Events of Default") shall occur:

      (a) the Loan Parties shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any L/C Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

      (b) the Loan Parties shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or any other Loan Document, within five
(5) Business Days of the date when the same shall become due and payable;

      (c) any representation or warranty made or deemed made by or on behalf of any Loan Party in or in connection with any Loan Document or any amendment or modification thereof or


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
waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in any material respect when made or deemed made;

      (d) the Loan Parties shall fail to observe or perform any covenant, condition or agreement contained in Section 2.21, in Sections 5.1, 5.4, 5.7, 5.9(b), 5.11 or 5.12, or in Article VI;

      (e) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document (other than those specified in clause (a), (b), (c), or (d) of this Article), and such failure shall continue unremedied for a period of 15 days after notice thereof from the Administrative Agent to the Lead Borrower (which notice will be given at the request of any Lender);

      (f) any Loan Party shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness when and as the same shall become due and payable (after giving effect to the expiration of any grace or cure period set forth therein);

      (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any such Material Indebtedness or any trustee or agent on its or their behalf to cause any such Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity;

      (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of any Loan Party or its debts, or of a substantial part of its assets, under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Loan Party or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 45 days or an order or decree approving or ordering any of the foregoing shall be entered;

      (i) any Loan Party shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Loan Party or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;


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      (j) any Loan Party shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

      (k) one or more judgments for the payment of money to the extent not covered by insurance (coverage for which has not been disaffirmed or reserved by the insurer) in an aggregate amount in excess of $5,000,000.00 shall be rendered against any Loan Party or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any material assets of any Loan Party to enforce any such judgment;

      (l) an ERISA Event shall have occurred that when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in liability of the Loan Parties in an aggregate amount exceeding $5,000,000.00;

      (m) (i) any challenge by or on behalf of any Loan Party to the validity of any Loan Document or the applicability or enforceability of any Loan Document strictly in accordance with the subject Loan Document's terms or which seeks to void, avoid, limit, or otherwise adversely affect any security interest created by or in any Loan Document or any payment made pursuant thereto.

            (ii) any challenge by or on behalf of any other Person to the validity of any Loan Document or the applicability or enforceability of any Loan Document strictly in accordance with the subject Loan Document's terms or which seeks to void, avoid, limit, or otherwise adversely affect any security interest created by or in any Loan Document or any payment made pursuant thereto, in each case, as to which an order or judgment has been entered adverse to the Agents and the Lenders.

            (iii) any Lien purported to be created under any Security Document shall cease to be, or shall be asserted by any Loan Party not to be, a valid and perfected Lien on any Collateral, with the priority required by the applicable Security Document, except as a result of the sale or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents;

      (n) a Change in Control shall occur;

      (o) the occurrence of any uninsured loss to the Collateral in excess of $5,000,000;

      (p) the indictment of, or institution of any legal process or proceeding against, any Loan Party, under any federal, state, municipal, and other civil or criminal statute, rule, regulation, order, or other requirement having the force of law where the relief, penalties, or remedies sought or available include the forfeiture of any property of any Loan Party with an aggregate value equal to or greater than $5,000,000 and/or the imposition of any stay or other order, the effect of which could reasonably be to restrain in any material way the conduct by the Loan Parties, taken as a whole, of their business in the ordinary course;


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
      (q) except to the extent otherwise permitted in this Agreement, the determination by any Borrower, whether by vote of such Borrower's board of directors or otherwise to: suspend the operation of such Borrower's business in the ordinary course, liquidate all or a material portion of such Borrower's assets or store locations, or employ an agent or other third party to conduct any so-called store closing, store liquidation or "Going-Out-Of-Business" sales; or

      (r) any Default or Event of Default (as defined therein) shall occur under the Existing Synthetic Leases;

then, and in every such event (other than an event with respect to any Loan Party described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Lead Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Loan Parties; and in case of any event with respect to any Loan Party described in clause (h) or (i) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Loan Parties.

      SECTION 7.2 When Continuing.

      For all purposes under this Agreement, each Default and Event of Default that has occurred shall be deemed to be continuing at all times thereafter unless it either (a) is cured or corrected to the reasonable written satisfaction of the Lenders in accordance with Section 9.02, or (b) is waived in writing by the Lenders in accordance with Section 9.02.

      SECTION 7.3 Remedies on Default

      In case any one or more of the Events of Default shall have occurred and be continuing, and whether or not the maturity of the Loans shall have been accelerated pursuant hereto, the Administrative Agent may proceed to protect and enforce its rights and remedies under this Agreement, the Notes or any of the other Loan Documents by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement and the other Loan Documents or any instrument pursuant to which the Obligations are evidenced, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of the Agents or the Lenders. No remedy herein is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.


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
      SECTION 7.4 Application of Proceeds

      After the occurrence of an Event of Default and acceleration of the Obligations, all proceeds realized from any Loan Party or on account of any Collateral or, without limiting the foregoing, on account of any Prepayment Event shall be applied in the manner set forth in Section 6.02 of the Security Agreement. All amounts required to be applied to Loans hereunder (other than Swingline Loans) shall be applied ratably in accordance with each Lender's Commitment Percentage.

                                  ARTICLE VIII

                                   The Agents

      SECTION 8.1 Administration by Administrative Agent.

      The general administration of the Loan Documents shall be by the Administrative Agent. The Lenders, the Collateral Agent and the Issuing Bank each hereby irrevocably authorizes the Administrative Agent (i) to enter into the Loan Documents to which it is a party and (ii) at its discretion, to take or refrain from taking such actions as agent on its behalf and to exercise or refrain from exercising such powers under the Loan Documents and the Notes as are delegated by the terms hereof or thereof, as appropriate, together with all powers reasonably incidental thereto. The Administrative Agent shall have no duties or responsibilities except as set forth in this Agreement and the remaining Loan Documents.

      SECTION 8.2 The Collateral Agent.

      Each Lender, the Administrative Agent and the Issuing Bank hereby irrevocably (i) designate FRF as Collateral Agent under this Agreement and the other Loan Documents, (ii) authorize the Collateral Agent to enter into the Collateral Documents and the other Loan Documents to which it is a party and to perform its duties and obligations thereunder and (iii) agree and consent to all of the provisions of the Security Documents. All Collateral shall be held or administered by the Collateral Agent (or its duly-appointed agent) for its benefit and for the ratable benefit of the other Secured Parties. Any proceeds received by the Collateral Agent from the foreclosure, sale, lease or other disposition of any of the Collateral and any other proceeds received pursuant to the terms of the Security Documents or the other Loan Documents shall be paid over to the Administrative Agent for application as provided in Sections 2.18, 2.22, or 7.04, as applicable.

      SECTION 8.3 Sharing of Excess Payments.

      Each of the Lenders, the Agents and the Issuing Bank agrees that if it shall, through the exercise of a right of banker's lien, setoff or counterclaim against the Loan Parties, including, but not limited to, a secured claim under
Section 506 of the Bankruptcy Code or other security or interest arising from, or in lieu of, such secured claim and received by such Lender, any Agent or the Issuing Bank under any applicable bankruptcy, insolvency or other similar law, or otherwise, obtain payment in respect of the Obligations owed it (an "excess payment") as a result of which such Lender, such Agent or the Issuing Bank has received payment of any Loans or other


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Obligations outstanding to it in excess of the amount that it would have received if all payments at any time applied to the Loans and other Obligations had been applied in the order of priority set forth in Section 2.22, then such Lender, Agent or the Issuing Bank shall promptly purchase at par (and shall be deemed to have thereupon purchased) from the other Lenders, such Agent and the Issuing Bank, as applicable, a participation in the Loans and Obligations outstanding to such other Persons, in an amount determined by the Administrative Agent in good faith as the amount necessary to ensure that the economic benefit of such excess payment is reallocated in such manner as to cause such excess payment and all other payments at any time applied to the Loans and other Obligations to be effectively applied in the order of priority set forth in
Section 2.22 pro rata in proportion to its Commitment; provided, that if any such excess payment is thereafter recovered or otherwise set aside such purchase of participations shall be correspondingly rescinded (without interest). The Loan Parties expressly consent to the foregoing arrangements and agrees that any Lender, any Agent or the Issuing Bank holding (or deemed to be holding) a participation in any Loan or other Obligation may exercise any and all rights of banker's lien, setoff or counterclaim with respect to any and all moneys owing by such Loan Party to such Lender, such Agent or the Issuing Bank as fully as if such Lender, Agent or the Issuing Bank held a Note and was the original obligee thereon, in the amount of such participation.

      SECTION 8.4 Agreement of Required Lenders.

      (i) Upon any occasion requiring or permitting an approval, consent, waiver, election or other action on the part of only the Required Lenders, action shall be taken by the Agents for and on behalf or for the benefit of all Lenders upon the direction of the Required Lenders, and any such action shall be binding on all Lenders, and (ii) upon any occasion requiring or permitting an approval, consent, waiver, election or other action on the part of the Required Supermajority Lenders, action shall be taken by the Agents for and on behalf or for the benefit of all Lenders upon the direction of the Required Supermajority Lenders and any such action shall be binding on all Lenders. No amendment, modification, consent, or waiver shall be effective except in accordance with the provisions of Section 9.02.

      (ii) Upon the occurrence of an Event of Default, the Agents shall (A) within a reasonable time after obtaining actual knowledge thereof, notify the Lenders thereof, and (B) (subject to the provisions of Section 9.02) take such action with respect thereto as may be reasonably directed by the Required Lenders; provided that unless and until the Agents shall have received such directions, the Agents may (but shall not be obligated to) take such action as it shall deem advisable in the best interests of the Lenders. In no event shall the Agents be required to comply with any such directions to the extent that the Agents believe that the Agents' compliance with such directions would be unlawful or commercially unreasonable.

      SECTION 8.5 Liability of Agents.

      (i) Each of the Agents, when acting on behalf of the Lenders and the Issuing Bank, may execute any of its respective duties under this Agreement by or through any of its respective officers, agents and employees, and none of the Agents nor their respective directors, officers, agents or employees shall be liable to the Lenders or the Issuing Bank or any of them for any action taken or omitted to be taken in good faith, or be responsible to the Lenders or the Issuing Bank or to any of them for the consequences of any oversight or error of judgment, or for any


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
loss, except to the extent of any liability imposed by law by reason of such Agent's own gross negligence or willful misconduct. The Agents and their respective directors, officers, agents and employees shall in no event be liable to the Lenders or the Issuing Bank or to any of them for any action taken or omitted to be taken by them pursuant to instructions received by them from the Required Lenders, or Required Supermajority Lenders, as applicable, or in reliance upon the advice of counsel selected by it. Without limiting the foregoing, none of the Agents, nor any of their respective directors, officers, employees, or agents shall be responsible to any Lender or the Issuing Bank for the due execution, validity, genuineness, effectiveness, sufficiency, or enforceability of, or for any statement, warranty or representation in, this Agreement, any Loan Document or any related agreement, document or order, or shall be required to ascertain or to make any inquiry concerning the performance or observance by any Loan Party of any of the terms, conditions, covenants, or agreements of this Agreement or any of the Loan Documents.

      (ii) None of the Agents nor any of their respective directors, officers, employees, or agents shall have any responsibility to the Loan Parties on account of the failure or delay in performance or breach by any Lender (other than by the Agent in its capacity as a Lender) or the Issuing Bank of any of their respective obligations under this Agreement or the Notes or any of the Loan Documents or in connection herewith or therewith.

      (iii) The Administrative Agent and the Collateral Agent, in such capacities hereunder, shall be entitled to rely on any communication, instrument, or document reasonably believed by such person to be genuine or correct and to have been signed or sent by a person or persons believed by such person to be the proper Person or Persons, and, such Person shall be entitled to rely on advice of legal counsel, independent public accountants, and other professional advisers and experts selected by such Person.

      SECTION 8.6 Reimbursement and Indemnification.

      Each Lender agrees (i) to reimburse (x) each Agent for such Lender's Commitment Percentage of any expenses and fees incurred by such Agent for the benefit of the Lenders or the Issuing Bank under this Agreement, the Notes and any of the Loan Documents, including, without limitation, counsel fees and compensation of agents and employees paid for services rendered on behalf of the Lenders or the Issuing Bank, and any other expense incurred in connection with the operations or enforcement thereof not reimbursed by the Loan Parties and (y) each Agent for such Lender's Commitment Percentage of any expenses of such Agent incurred for the benefit of the Lenders or the Issuing Bank that the Loan Parties have agreed to reimburse pursuant to Section 9.03 and has failed to so reimburse and (ii) to indemnify and hold harmless the Agents and any of their directors, officers, employees, or agents, on demand, in the amount of such Lender's Commitment Percentage, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against it or any of them in any way relating to or arising out of this Agreement, the Notes or any of the Loan Documents or any action taken or omitted by it or any of them under this Agreement, the Notes or any of the Loan Documents to the extent not reimbursed by the Loan Parties (except such as shall result from their respective gross negligence or willful misconduct).


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
      SECTION 8.7 Rights of Agents.

      It is understood and agreed that FRF shall have the same rights and powers hereunder (including the right to give such instructions) as the other Lenders and may exercise such rights and powers, as well as its rights and powers under other agreements and instruments to which it is or may be party, and engage in other transactions with the Borrowers (including, without limitation, under the Existing Synthetic Lease), as though it were not the Administrative Agent or the Collateral Agent, respectively, of the Lenders under this Agreement.

      SECTION 8.8 Independent Lenders and Issuing Bank.

      The Lenders and the Issuing Bank each acknowledge that they have decided to enter into this Agreement and to make the Loans or issue the Letters of Credit hereunder based on their own analysis of the transactions contemplated hereby and of the creditworthiness of the Loan Parties and agrees that the Agents shall bear no responsibility therefor.

      SECTION 8.9 Notice of Transfer.

      The Agents may deem and treat a Lender party to this Agreement as the owner of such Lender's portion of the Loans for all purposes, unless and until, and except to the extent, an Assignment and Acceptance shall have become effective as set forth in Section 9.05(b).

      SECTION 8.10 Successor Agent

      Any Agent may resign at any time by giving thirty (30) Business Days' written notice thereof to the Lenders, the Issuing Bank, the other Agents and the Lead Borrower. Upon any such resignation of any Agent, the Required Lenders shall have the right to appoint a successor Agent, which so long as there is no Default, or Event of Default, shall be reasonably satisfactory to the Lead Borrower (whose consent shall not be unreasonably withheld or delayed). If no successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation, the retiring Agent may, on behalf of the Lenders, the other Agents and the Issuing Bank, appoint a successor Agent which shall be (i) a commercial bank (or affiliate thereof) organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of a least $100,000,000, (ii) or a Lender capable of complying with all of the duties of such Agent (and the Issuing Bank), hereunder (in the opinion of the retiring Agent and as certified to the Lenders in writing by such successor Agent) which, in the case of (i) and (ii) above, so long as there is no Default, or Event of Default, shall be reasonably satisfactory to the Lead Borrower (whose consent shall not be unreasonably withheld or delayed). Upon the acceptance of any appointment as Agent by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation hereunder as such Agent, the provisions of this
Article VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was such Agent under this Agreement.

      SECTION 8.11 Reports and Financial Statements.


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
      Promptly after receipt thereof from the Borrowers, the Administrative Agent shall remit to each Lender and the Collateral Agent copies of all financial statements required to be delivered by the Borrowers hereunder and all commercial finance examinations and appraisals of the Collateral received by the Administrative Agent.

      SECTION 8.12 Co-Agent, Syndication Agent and Arranger. Notwithstanding the provisions of this Agreement or any of the other Loan Documents, the Co-Agent, the Syndication Agent and, except as provided in the commitment letter for this transaction, the Arranger shall have no powers, rights, duties, responsibilities or liabilities with respect to this Agreement and the other Loan Documents.

                                   ARTICLE IX

                                  Miscellaneous

      SECTION 9.1 Notices. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

      (a) if to any Loan Party, to it at 19601 North 27th Avenue, Phoenix, Arizona 85027, Attention of Thomas Liston, Chief Financial Officer (Telecopy No.
(623) 580-6568) with a copy to Cooley, Godward LLP (Telecopy No. (415) 951-3699) Attention of Bradley C. Crawford, Esquire;

      (b) if to the Administrative Agent or the Collateral Agent, or the Swingline Lender to Fleet Retail Finance Inc., 40 Broad Street, Boston, Massachusetts 02109, Attention of Mark Forti (Telecopy No. (617) 434-4339), with a copy to Riemer & Braunstein, LLP, Three Center Plaza, Boston, Massachusetts 02108, Attention: David S. Berman, Esquire (Telecopy No. (617) 880-3456);

      (c) if to any other Lender, to it at its address (or telecopy number) set forth on the signature pages hereto or on any Assignment and Acceptance for such Lender.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

      SECTION 9.2 Waivers; Amendments. (a) No failure or delay by the Agents, the Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agents, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they


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
would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Agents, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time.

            (b) Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrowers and the Required Lenders or, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Agents and the Loan Parties that are parties thereto, in each case with the consent of the Required Lenders, provided that no such agreement shall
(i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or L/C Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Loan or L/C Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of the Commitments or the Maturity Date, without the written consent of each Lender affected thereby, (iv) change Sections 2.18, 2.21, or
2.22 or Section 6.02 of the Security Agreement, without the written consent of each Lender, (v) change any of the provisions of this Section 9.02 or the definition of the term "Required Lenders" or "Required Supermajority Lenders" or any other provision of any Loan Document specifying the number or percentage of Lenders required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender, (vi) release any Loan Party from its obligations under any Loan Document, or limit its liability in respect of such Loan Document, without the written consent of each Lender, (vii) except for sales described in Section 6.05 or as permitted in the Security Documents, release any material portion of the Collateral from the Liens of the Security Documents, without the written consent of each Lender, (viii) change the definition of the term "Borrowing Base" or any component definition thereof if as a result thereof the amounts available to be borrowed by the Borrowers would be increased, without the written consent of each Lender, provided that the foregoing shall not limit the discretion of the Administrative Agent to change, establish or eliminate any Reserves, (ix) increase the Permitted Overadvance, without the written consent of each Lender,
(x) subordinate the Obligations hereunder, or the Liens granted hereunder or under the other Loan Documents, to any other Indebtedness or Lien, as the case may be without the prior written consent of each Lender, and provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Agents or the Issuing Bank without the prior written consent of the Agents or the Issuing Bank, as the case may be.

      (c) Notwithstanding anything to the contrary contained herein, no modification, amendment or waiver which increases the maximum amount of the Swingline Loans to an amount in excess of $12,500,000.00 (or such greater amount to which such limit has been previously increased in accordance with the provisions of this Section 9.02(c)) shall be made without the written consent of the Required Supermajority Lenders.


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
      (d) Notwithstanding anything to the contrary contained in this Section 9.02, in the event that the Borrowers request that this Agreement or any other Loan Document be modified, amended or waived in a manner which would require the consent of the Lenders pursuant to Sections 9.02(b) or 9.02(c) and such amendment is approved by the Required Lenders, but not by the requisite percentage of the Lenders, the Borrowers and the Required Lenders shall be permitted to amend this Agreement without the consent of the Lender or Lenders which did not agree to the modification or amendment requested by the Borrowers (such Lender or Lenders, collectively the "Minority Lenders") to provide for (w) the termination of the Commitment of each of the Minority Lenders, (x) the addition to this Agreement of one or more other financial institutions, or an increase in the Commitment of one or more of the Required Lenders, so that the aggregate Commitments after giving effect to such amendment shall be in the same amount as the aggregate Commitments immediately before giving effect to such amendment, (y) if any Loans are outstanding at the time of such amendment, the making of such additional Loans by such new or increasing Lender or Lenders, as the case may be, as may be necessary to repay in full the outstanding Loans (including principal, interest, and fees) of the Minority Lenders immediately before giving effect to such amendment and (z) such other modifications to this Agreement or the Loan Documents as may be appropriate and incidental to the foregoing.

      (e) No notice to or demand on any Loan Party shall entitle any Loan Party to any other or further notice or demand in the same, similar or other circumstances. Each holder of a Note shall be bound by any amendment, modification, waiver or consent authorized as provided herein, whether or not a Note shall have been marked to indicate such amendment, modification, waiver or consent and any consent by a Lender, or any holder of a Note, shall bind any Person subsequently acquiring a Note, whether or not a Note is so marked. No amendment to this Agreement shall be effective against the Borrowers unless signed by the Borrowers.

      SECTION 9.3 Expenses; Indemnity; Damage Waiver. (a) The Loan Parties shall, jointly and severally, pay (i) all reasonable out-of-pocket expenses incurred by the Agents and their Affiliates, including the reasonable fees, charges and disbursements of counsel for the Agents, outside consultants for the Agents, appraisers, for commercial finance examinations and environmental site assessments, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of the Loan Documents or any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all reasonable out-of-pocket expenses incurred by the Agents, the Issuing Bank or any Lender, including the reasonable fees, charges and disbursements of any counsel and any outside consultants for the Agents, the Issuing Bank or any Lender, for appraisers, commercial finance examinations, and environmental site assessments, in connection with the enforcement or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit; provided that the Lenders who are not the Agents or the Issuing Bank shall be entitled to reimbursement for no more than one counsel representing all such Lenders (absent a conflict of interest in which case the Lenders may engage and be reimbursed for additional counsel).


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
            (b) The Loan Parties shall, jointly and severally, indemnify the Agents, the Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable and documented fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of any Loan Document or any other agreement or instrument contemplated hereby, the performance by the parties to the Loan Documents of their respective obligations thereunder or the consummation of the transactions contemplated by the Loan Documents or any other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by any Loan Party or any of the Subsidiaries, or any Environmental Liability related in any way to any Loan Party or any of the Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses resulted from the gross negligence or wilful misconduct of such Indemnitee or any Affiliate of such Indemnitee (or of any officer, director, employee, advisor or agent of such Indemnitee or any such Indemnitee's Affiliates).

            (c) To the extent that any Loan Party fails to pay any amount required to be paid by it to the Agents or the Issuing Bank under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Agents or the Issuing Bank, as the case may be, such Lender's pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Agents or the Issuing Bank. For purposes hereof, a Lender's "pro rata share" shall be determined based upon its share of the Total Commitments at the time.

            (d) To the extent permitted by applicable law, no Loan Party shall assert, and each hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the transactions contemplated by the Loan Documents, any Loan or Letter of Credit or the use of the proceeds thereof.

            (e) All amounts due under this Section shall be payable promptly after written demand therefor.

      SECTION 9.4 Designation of Lead Borrower as Borrowers' Agent.

      (a) Each Borrower hereby irrevocably designates and appoints the Lead Borrower as that Borrower's agent to obtain Loans and Letters of Credit hereunder, the proceeds of which shall be available to each Borrower for those uses as those set forth herein. As the disclosed principal for its agent, each Borrower shall be obligated to the Agents and each Lender on account of Loans so made and Letters of Credit so issued hereunder as if made directly by the Lenders to that Borrower, notwithstanding the manner by which such Loans and Letters of Credit are recorded on the books and records of the Lead Borrower and of any Borrower.

      (b) Each Borrower recognizes that credit available to it hereunder is in excess of and on better terms than it otherwise could obtain on and for its own account and that one of the reasons therefor is its joining in the credit facility contemplated herein with all other Borrowers. Consequently, each Borrower hereby assumes and agrees to discharge all Obligations of all other Borrowers as if the Borrower so assuming were each other Borrower.

      (c) The Lead Borrower shall act as a conduit for each Borrower (including itself, as a "Borrower") on whose behalf the Lead Borrower has requested a Loan.

                  (i) The Lead Borrower shall cause the transfer of the proceeds of each Loan to the (those) Borrower(s) on whose behalf such Loan was obtained. Neither the Agents nor any Lender shall have any obligation to see to the application of such proceeds.

                  (ii) If, for any reason, and at any time during the term of this Agreement,

                        (A) any Borrower, including the Lead Borrower, as agent
            for the Borrowers, shall be unable to, or prohibited from carrying out the terms and conditions of this Agreement (as determined by the Administrative Agent in the Administrative Agent's sole and absolute discretion); or

                        (B) the Administrative Agent deems it inexpedient (in
            the Administrative Agent's sole and absolute discretion) to continue making Loans and cause Letters of Credit to be issued to or for the account of any particular Borrower, or to channel such Loans and Letters of Credit through the Lead Borrower, then the Lenders may make Loans directly to, and cause the issuance of Letters of Credit directly for the account of such of the Borrowers as the Administrative Agent determines to be expedient, which Loans may be made without regard to the procedures otherwise included herein.

      (d) In the event that the Administrative Agent determines to forgo the procedures included herein pursuant to which Loans and Letters of Credit are to be channeled through the Lead Borrower, then the Administrative Agent may designate one or more of the Borrowers to fulfill the financial and other reporting requirements otherwise imposed herein upon the Lead Borrower.

      (e) Each of the Borrowers shall remain liable to the Agents and the Lenders for the payment and performance of all Obligations (which payment and performance shall continue to be secured by all Collateral granted by each of the Borrowers) notwithstanding any determination by the Administrative Agent to cease making Loans or causing Letters of Credit to be issued to or for the benefit of any Borrower.

      (f) The authority of the Lead Borrower to request Loans on behalf of, and to bind, the Borrowers, shall continue unless and until the Administrative Agent acts as provided in subparagraph (c), above, or the Administrative Agent actually receives

                  (i) written notice of: (i) the termination of such authority, and (ii) the subsequent appointment of a successor Lead Borrower, which notice is signed by the respective Presidents of each Borrower (other than the President of the Lead Borrower being replaced) then eligible for borrowing under this Agreement; and

                  (ii) written notice from such successive Lead Borrower (i) accepting such appointment; (ii) acknowledging that such removal and appointment has been effected by the respective Presidents of such Borrowers eligible for borrowing under this Agreement; and (iii) acknowledging that from and after the date of such appointment, the newly appointed Lead Borrower shall be bound by the terms hereof, and that as used herein, the term "Lead Borrower" shall mean and include the newly appointed Lead Borrower.

      SECTION 9.5 Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that no Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any such attempted assignment or transfer without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit) and, to the extent expressly contemplated hereby, the Related Parties of each of the Agents, the Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

            (b) Any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it), provided that (i) except in the case of an assignment to a Lender or an Affiliate of a Lender, each of the Lead Borrower (but only after the completion of the initial syndication and if no Default then exists), the Agents and the Issuing Bank must give their prior written consent to such assignment (which consent shall not be unreasonably withheld or delayed), (ii) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than (A) $10,000,000 prior to the occurrence of an Event of Default and (B) $5,000,000 after the occurrence and during the continuance of an Event of Default, unless in each case the Administrative Agent and (only if no

Default then exists) the Lead Borrower otherwise consent, (iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations, (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, and, after completion of the syndication of the Loans, together with a processing and recordation fee of $3,500. Subject to acceptance and recording thereof pursuant to paragraph (d) of this Section, from and after the effective date specified in each Assignment and Acceptance the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Section 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section.

            (c) The Administrative Agent, acting for this purpose as an agent of the Loan Parties, shall maintain at one of its offices in Boston, Massachusetts a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and L/C Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive and the Loan Parties, the Administrative Agent, the Issuing Bank and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Lead Borrower, the Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

            (d) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

            (e) Any Lender may, without the consent of the Loan Parties, the Agents, and the Issuing Bank, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it), provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Loan Parties, the Agents, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation in the Commitments, the Loans and the Letters of Credit Outstandings shall provide that such Lender shall retain the sole right to enforce the Loan Documents and to approve any amendment, modification or waiver of any provision of the Loan Documents, provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. Subject to paragraph (f) of this Section, the Loan Parties agree that each Participant shall be entitled to the benefits of Sections 2.23, 2.25 and 2.26 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.09 as though it were a Lender, provided such Participant agrees to be subject to
Section 2.25(c) as though it were a Lender.

            (f) A Participant shall not be entitled to receive any greater payment under Section 2.23 or 2.26 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Lead Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.26 unless
(i) the Lead Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrowers, to comply with
Section 2.26(f) as though it were a Lender and (ii) such Participant is eligible for exemption from the withholding tax referred to therein, following compliance with Section 2.26(f).

            (g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest, provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

      SECTION 9.6 Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Agents, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.23, 2.26 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

      SECTION 9.7 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Agents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Agents and the Lenders and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

      SECTION 9.8 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

      SECTION 9.9 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Loan Parties against any of and all the obligations of the Loan Parties now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender may have.

      SECTION 9.10 Governing Law; Jurisdiction; Consent to Service of Process.

      (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS.

      (b) Each Loan Party hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Superior Court of the Commonwealth of Massachusetts sitting in Suffolk County and of the United States District Court, District of Massachusetts, sitting in Boston, Massachusetts, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Superior Court of the Commonwealth of Massachusetts or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Agents, the Issuing Bank or any Lender


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
may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Loan Party or their properties in the courts of any jurisdiction.

      (c) Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section.

      (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

      SECTION 9.11 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO
(A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

      SECTION 9.12 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

      SECTION 9.13 Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts that are treated as interest on such Loan under applicable law (collectively the "Charges"), shall exceed the maximum lawful rate (the "Maximum Rate") that may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

      SECTION 9.14 Additional Waivers.

      (a) The Obligations are the joint and several obligations of each Loan Party. To the fullest extent permitted by applicable law, the obligations of each Loan Party hereunder shall not be affected by (i) the failure of any Agent or any other Secured Party to assert any claim or demand or to enforce or exercise any right or remedy against any other Loan Party under the provisions of this Agreement, any other Loan Document or otherwise, (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, this Agreement, any other Loan Document, or any other agreement, including with respect to any other Borrower of the Obligations under this Agreement, or (iii) the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of the Collateral Agent or any other Secured Party.

      (b) The obligations of each Loan Party hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the final payment in full in cash of the Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Loan Party hereunder shall not be discharged or impaired or otherwise affected by the failure of any Agent or any other Secured Party to assert any claim or demand or to enforce any remedy under this Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, wilful or otherwise, in the performance of the Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Loan Party or that would otherwise operate as a discharge of any Loan Party as a matter of law or equity (other than the final payment in full in cash of all the Obligations).

      (c) To the fullest extent permitted by applicable law, each Loan Party waives any defense based on or arising out of any defense of any other Loan Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any other Loan Party, other than the final payment in full in cash of all the Obligations. The Collateral Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with any other Loan Party, or exercise any other right or remedy available to them against any other Loan Party, without affecting or impairing in any way the liability of any Loan Party hereunder except to the extent that all the Obligations have been finally paid in full in cash. Pursuant to applicable law, each Loan Party waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Loan Party against any other Loan Party, as the case may be, or any security.

      (d) Upon payment by any Loan Party of any Obligations, all rights of such Loan Party against any other Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior final payment in full in cash of all the Obligations, as more particularly set forth in an Indemnity, Subrogation and Contribution Agreement to be entered into amongst the Loan Parties. In addition, any indebtedness of any Loan Party now or hereafter held by any other Loan Party is hereby subordinated in right of payment to the prior payment in full of the Obligations. None of the Loan Parties will demand, sue for, or otherwise attempt to collect any such indebtedness. If any amount shall erroneously be paid to any Loan Party on account of (a) such subrogation, contribution, reimbursement, indemnity or similar right or (b) any such indebtedness of any Loan Party, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Collateral Agent to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.

      SECTION 9.15 Designated Senior Indebtedness. The Obligations shall constitute Designated Senior Indebtedness for all purposes under the Bonds.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as a sealed instrument as of the day and year first above written.

                                      PETSMART, INC.
                                      as Lead Borrower and Borrower

                                      By /s/ Philip L. Francis
                                        ___________________________
                                      Name:
                                      Title:


                                      PETSMART DIRECT, INC.


                                      By /s/ Thomas Liston
                                        ___________________________
                                      Name:
                                      Title:

                                      PETSMART STORE SUPPORT GROUP, INC.

                                      By /s/ Philip L. Francis
                                        ___________________________
                                      Name:
                                      Title:


                                      PETSMART.COM, INC.

                                      By /s/ Thomas Liston
                                         ___________________________
                                      Name:
                                      Title:

                                      PET CATALOG, LLC


                                      By /s/ Thomas Liston
                                         ___________________________
                                      Name:
                                      Title:


                                      FLEET RETAIL FINANCE INC.,
                                      as Administrative Agent, as
                                      Collateral Agent, as Swingline
                                      Lender, and as Lender

                                      By: /s/ Mark J. Forti
                                         __________________________

                                      Name:________________________

                                      Title:_______________________

                                      Address:
                                      40 Broad Street, 10th Floor
                                      Boston, Massachusetts 02109
                                      Attn: Mark Forti
                                      Telephone: (617) 434-4364
                                      Telecopy: (617) 434-4339

                                FLEET NATIONAL BANK,
                                      as Issuing Bank

                                      By: /s/ Mark J. Forti
                                         __________________________

                                      Name:________________________

                                      Title:_______________________

                                      Address:
                                      100 Federal Street
                                      Boston, Massachusetts 02110
                                      Mark Forti
                                      Telephone: (617) 434-4364
                                      Telecopy: (617) 434-4339


                                GMAC BUSINESS CREDIT, LLC,
                                      as Lender

                                      By: /s/ George Grieco
                                         __________________________

                                      Name:________________________

                                      Title:_______________________

                                      Address:
                                      461 5th Avenue, 21st Floor
                                      New York, New York 10017
                                      Attn: George Grieco
                                      Telephone: (212) 489-4755
                                      Telecopy: (212) 489-3980

                                CONGRESS FINANCIAL CORPORATION (WESTERN),
                                      as Co-Agent and Lender

                                      By:    /s/ Vicky Balmot
                                         __________________________

                                      Name:________________________

                                      Title:_______________________

                                      Address:
                                      251 South Lake Ave.
                                      Pasadena, California 91101
                                      Attn: Gary Whitaker
                                      Telephone: (626) 304-4959
                                      Telecopy: (626) 304-4949

                                FOOTHILL CAPITAL CORPORATION,
                                      as Lender

                                      By:    /s/ Rina Shinoda
                                         __________________________

                                      Name:________________________

                                      Title:_______________________

                                      Address:
                                      2450 Colorado Avenue,
                                      Suite 3000 West
                                      Santa Monica, California 90404
                                      Attn: Juan Barrera
                                      Telephone: (310) 453-7312
                                      Telecopy: (310) 453-7446

                                HELLER FINANCIAL, INC.,
                                      as Lender

                                      By:    /s/ Tara Wrobel
                                         __________________________

                                      Name:________________________

                                      Title:_______________________

                                      Address:
                                      622 Third Avenue
                                      New York, New York 10017
                                      Attn: Tara Wrobel
                                      Telephone: (212) 880-2014
                                      Telecopy: (212) 880-2050


                                LASALLE BUSINESS CREDIT, INC.
                                      as Lender

                                      By:   /s/ William A. Stapel
                                         __________________________

                                      Name:________________________

                                      Title:_______________________

                                      Address:
                                      135 S. Lasalle, Suite 425
                                      Chicago, Illinois 60603
                                      Attn: William Stapel
                                      Telephone: (312) 904-5311
                                      Telecopy: (312) 904-7425

                                TEXTRON FINANCIAL CORPORATION,
                                      as Lender

                                      By:    /s/ Jerrold K. Brown
                                         __________________________

                                      Name:________________________

                                      Title:_______________________

                                      Address:
                                      450 North Point Parkway
                                      Alphareeta, Georgia 30022
                                      Attn: Christine MacKay
                                      Telephone:(770) 360-1649
                                      Telecopy: (770) 360-1612


                                debis FINANCIAL SERVICES, INC.,
                                      as Lender

                                      By: /s/ James M. Vandervalk
                                         __________________________

                                      Name:________________________

                                      Title:_______________________

                                      Address:
                                      1055 Parsippany Blvd, Suite 405
                                      Parsippany, New Jersey 07054
                                      Attn: John C. Williams
                                      Telephone: (973) 541-7313
                                      Telecopy: (973) 541-7339

                                IBJ WHITEHALL BUSINESS CREDIT CORPORATION,
                                      as Lender

                                      By:    /s/ Adam Muskowitz
                                         __________________________

                                      Name:________________________

                                      Title:_______________________

                                      Address:
                                      One State Street
                                      New York, New York 10004
                                      Attn: Adam Muskowitz
                                      Telephone: (212) 858-2668
                                      Telecopy: (212) 858-2151

                                SIEMENS FINANCIAL SERVICES, INC.,
                                      as Lender

                                      By:    /s/ Michael Coiley
                                         __________________________

                                      Name:________________________

                                      Title:_______________________

                                      Address:
                                      200 Somerset Corporate Blvd.
                                      Bridgewater, New jersey 08807
                                      Attn: Michael Coiley
                                      Telephone: (908) 575-4070
                                      Telecopy: (908) 575-4060

                                ORIX FINANCIAL SERVICES, INC.,
                                      as Lender

                                      By:    /s/ J. Paul Hicks
                                         __________________________

                                      Name:________________________

                                      Title:_______________________

                                      Address:
                                      846 Algonquin Rd, #A-100
                                      Schaumburg, Illinois 60173
                                      Attn: Michael Stockrahm
                                      Telephone: (847) 303-6097
                                      Telecopy: (847) 397-7845

                                THE PROVIDENT BANK,
                                      as Lender

                                      By:    /s/ Jose Garde
                                         __________________________

                                      Name:________________________

                                      Title:_______________________

                                      Address:
                                      One East Fourth Street, ML 249A
                                      Cincinnati, Ohio 45202
                                      Attn: Jose Garde
                                      Telephone: (513) 579-2655
                                      Telecopy: (513) 639-1588
633147.7

                      FIRST AMENDMENT TO CREDIT AGREEMENT

      This First Amendment to Credit Agreement (the "First Amendment"), is made as of this 20th day of November, 2001 by and among

      PETSMART, INC., a Delaware corporation, having a principal place of business at 19601 North 27th Avenue, Phoenix, Arizona 85027, as Lead Borrower for the Borrowers, being said PETSMART, INC., and

            PETSMART DIRECT, INC., a New York corporation, having a principal place of business at 1989 Transit Way, Brockport, New York 14420;

            PETSMART STORE SUPPORT GROUP, INC., a Delaware corporation, having a principal place of business at 19601 North 27th Avenue, Phoenix, Arizona 85027;

            PETSMART.COM., INC., a Delaware corporation, having a principal place of business at 35 Hugus Alley, Suite 200, Pasadena, California 91103; and

            PET CATALOG, LLC, a Delaware limited liability company, having a principal place of business at 19601 North 27th Avenue, Phoenix, Arizona 85027 each of the Lenders party to the Credit Agreement (defined below) (together with each of their successors and assigns, referred to individually as a "Lender" and collectively as the "Lenders"), and

      FLEET NATIONAL BANK, as Issuing Bank, a national banking association having a place of business at 100 Federal Street, Boston, Massachusetts 02110; and

      FLEET RETAIL FINANCE INC., as Administrative Agent and Collateral Agent for the Lenders, a Delaware corporation, having its principal place of business at 40 Broad Street, Boston, Massachusetts 02109; and

      CONGRESS FINANCIAL CORPORATION (WESTERN), as Co-Agent.

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

                               W I T N E S S E T H

      A. Reference is made to the Credit Agreement (the "Credit Agreement") dated as of April 30, 2001 by and among the Lead Borrower, the Borrowers, the Lenders, the Issuing Bank, the Agents, and the Co-Agent.

      B. The parties to the Credit Agreement desire to modify and amend certain provisions of the Credit Agreement, as provided herein.

      Accordingly, the parties hereto agree as follows:

      1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

      2. Amendment to Article 6 of the Credit Agreement. The provisions of
Section 6.11(b) of the Credit Agreement are hereby amended as follows:

            (b) The Borrowers shall not incur Capital Expenditures in an amount in excess of (i) for the fiscal year ending January 31, 2002, $85,000,000.00, and (ii) for any fiscal year thereafter, in an amount in excess of the sum of (A) $60,000,000.00, plus (B) if average Excess Availability for the last six months of the immediately preceding fiscal year was equal to or greater than $60,000,000.00, an additional $15,000,000.00. Notwithstanding the foregoing, for purposes of this Section 6.11(b), the term "Capital Expenditures" shall exclude the acquisition of the Phoenix distribution center.

      3. Conditions Precedent to Effectiveness. This First Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Administrative Agent:

      a. This First Amendment shall have been duly executed and delivered by the respective parties hereto and, shall be in full force and effect and shall be in form and substance satisfactory to the Administrative Agent and the Lenders.

      b. All action on the part of the Borrowers necessary for the valid execution, delivery and performance by the Borrowers of this First Amendment shall have been duly and effectively taken and evidence thereof satisfactory to the Administrative Agent shall have been provided to the Administrative Agent.

      c. The Borrowers shall have provided such additional instruments and documents to the Administrative Agent as the Administrative Agent and Administrative Agent's counsel may have reasonably requested.

      4. Miscellaneous.

      a. This First Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

      b. This First Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

      c. Any determination that any provision of this First Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this First Amendment.

      d. The Borrowers shall pay on demand all costs and expenses of the Agents, including, without limitation, reasonable attorneys' fees in connection with the preparation, negotiation, execution and delivery of this First Amendment.

      e. The Borrowers warrant and represent that the Borrowers have consulted with independent legal counsel of the Borrowers' selection in connection with this First Amendment and is not relying on any representations or warranties of the Agents, the Lenders or their counsel in entering into this First Amendment.

      IN WITNESS WHEREOF, the parties have duly executed this First Amendment as of the day and year first above written.

                                        PETSMART, INC.
                                        as Lead Borrower and Borrower


                                        By /s/ James A. Daniel
                                           ----------------------
                                        Name:
                                        Title:

                                        PETSMART DIRECT, INC.


                                        By /s/ James A. Daniel
                                           ----------------------
                                        Name:
                                        Title:

                                        PETSMART STORE SUPPORT
                                        GROUP, INC.


                                        By /s/ James A. Daniel
                                           ----------------------
                                          Name:
                                          Title:

                                        PETSMART.COM, INC.


                                        By /s/ James A. Daniel
                                           ------------------------
                                        Name:
                                        Title:

                                        PET CATALOG, LLC


                                        By /s/ James A. Daniel
                                           ------------------------
                                        Name:
                                        Title:

                                        FLEET RETAIL FINANCE INC.,
                                        as Administrative Agent, as
                                        Collateral Agent, as Swingline
                                        Lender, and as Lender


                                        By: /s/ Mark J. Forti
                                           ------------------------

                                        Name:
                                             ----------------------

                                        Title:
                                              ---------------------

                                  FLEET NATIONAL BANK,
                                        as Issuing Bank


                                        By: /s/ Mark J. Forti
                                           ------------------------

                                        Name:
                                             ----------------------

                                        Title:
                                              ---------------------

                                  GMAC BUSINESS CREDIT, LLC,
                                        as Lender


                                        By: /s/ George Grieco
                                           ------------------------

                                        Name:
                                             ----------------------

                                        Title:
                                              -----------------------


                                  CONGRESS FINANCIAL
                                  CORPORATION (WESTERN),
                                        as Co-Agent and Lender


                                        By: /s/ Gary Whitaker
                                           ------------------------

                                        Name:
                                             ----------------------

                                        Title:
                                              -----------------------

                                  FOOTHILL CAPITAL CORPORATION,
                                        as Lender


                                        By: /s/ Guy Fuchs
                                           ------------------------

                                        Name:
                                             ----------------------

                                        Title:
                                              -----------------------

                                  HELLER FINANCIAL, INC.,
                                        as Lender


                                        By: /s/ Tara Wrobel
                                           ------------------------

                                        Name:
                                             ----------------------

                                        Title:
                                              -----------------------

                                  LASALLE BUSINESS CREDIT, INC.
                                        as Lender


                                        By: /s/ William H. Stapel
                                           ------------------------

                                        Name:
                                             ----------------------

                                        Title:
                                              -----------------------

                                  TEXTRON FINANCIAL CORPORATION,
                                        as Lender


                                        By: /s/ Jerrold K. Brown
                                           ------------------------

                                        Name:
                                             ----------------------

                                        Title:
                                              -----------------------

                                  debis FINANCIAL SERVICES, INC.,
                                        as Lender


                                        By: /s/ James M. Vandervalk
                                           ------------------------

                                        Name:
                                             ----------------------

                                        Title:
                                              -----------------------

                                  IBJ WHITEHALL BUSINESS CREDIT
                                  CORPORATION,
                                        as Lender


                                        By: /s/ John N. Favale
                                           ------------------------

                                        Name:
                                             ----------------------

                                        Title:
                                              -----------------------

                                  SIEMENS FINANCIAL SERVICES, INC.,
                                        as Lender


                                        By: /s/ Frank Amodio
                                           ------------------------

                                        Name:
                                             ----------------------

                                        Title:
                                              ---------------------

                                  ORIX FINANCIAL SERVICES, INC.,
                                        as Lender


                                        By: /s/ Michael J. Cox
                                           ------------------------

                                        Name:
                                             ----------------------

                                        Title:
                                              ---------------------

                                  THE PROVIDENT BANK,
                                        as Lender


                                        By: /s/ Michael D. Shover
                                           ------------------------

                                        Name:
                                             ----------------------

                                        Title:
                                              ---------------------

678882.2

                      SECOND AMENDMENT TO CREDIT AGREEMENT

      This Second Amendment to Credit Agreement (the "Second Amendment") is made as of this 31st day of January, 2002 by and among

      PETSMART, INC., a Delaware corporation, having a principal place of business at 19601 North 27th Avenue, Phoenix, Arizona 85027, as Lead Borrower for the Borrowers, being said PETSMART, INC., and

            PETSMART DIRECT, INC., a New York corporation, having a principal place of business at 1989 Transit Way, Brockport, New York 14420;

            PETSMART STORE SUPPORT GROUP, INC., a Delaware corporation, having a principal place of business at 19601 North 27th Avenue, Phoenix, Arizona 85027;

            PETSMART.COM., INC., a Delaware corporation, having a principal place of business at 35 Hugus Alley, Suite 200, Pasadena, California 91103; and

            PET CATALOG, LLC, a Delaware limited liability company, having a principal place of business at 19601 North 27th Avenue, Phoenix, Arizona 85027 each of the Lenders party to the Credit Agreement (defined below) (together with each of their successors and assigns, referred to individually as a "Lender" and collectively as the "Lenders"), and

      FLEET NATIONAL BANK, as Issuing Bank, a national banking association having a place of business at 100 Federal Street, Boston, Massachusetts 02110; and

      FLEET RETAIL FINANCE INC., as Administrative Agent and Collateral Agent for the Lenders, a Delaware corporation, having its principal place of business at 40 Broad Street, Boston, Massachusetts 02109; and

      CONGRESS FINANCIAL CORPORATION (WESTERN), as Co-Agent.

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

                               W I T N E S S E T H

      A. Reference is made to the Credit Agreement (as amended and in effect, the "Credit Agreement") dated as of April 30, 2001 by and among the Lead Borrower, the Borrowers, the Lenders, the Issuing Bank, the Agents, and the Co-Agent.

      B. The parties to the Credit Agreement desire to modify and amend certain provisions of the Credit Agreement, as provided herein.

      Accordingly, the parties hereto agree as follows:

      1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

      2. Amendment to Article I of the Credit Agreement. The provisions of
Section 1.01 of the Credit Agreement are hereby amended by deleting the definition of "Payment Conditions" in its entirety and substituting the following in its stead:

            "Payment Conditions" means, at the time of determination, that (a) no Default or Event of Default then exists or would arise as a result of the making of the subject payment, and (b) prior to, and immediately after giving effect to, the subject payment, and on a pro forma six months basis thereafter, Excess Availability shall be equal to or greater than (i) $50,000,000.00 in the fiscal year ending February 2, 2003, and (ii) $85,000,000.00 in each fiscal year thereafter.

      3. Amendment to Article 5 of the Credit Agreement. The provisions of
Section 5.02 of the Credit Agreement are hereby amended to add the following new subparagraph:

            (i) notice of any redemption or conversion of the Bonds within fifteen days after the date thereof.

      4. Amendment to Article 6 of the Credit Agreement. The provisions of
Article VI of the Credit Agreement are hereby amended as follows:

            a. The provisions of Section 6.06(a) of the Credit Agreement are hereby amended by deleting the proviso at the end thereof and substituting the following in its stead:

                        provided that the purchase price paid for such capital stock in the fiscal year ending February 2, 2003 shall not exceed $35,000,000 in the aggregate; and provided further that the purchase price paid for such capital stock, together with any amounts paid during such fiscal year for redemption of the Bonds, as provided below, shall not exceed $35,000,000 in the aggregate for any fiscal year other than the fiscal year ending February 2, 2003.

            b. The provisions of Section 6.06(b)(iii) of the Credit Agreement are hereby amended by deleting the proviso at the end thereof and substituting the following in its stead:

                        provided that the amounts paid on account of such Bonds, together with any amounts paid during such fiscal year for the repurchase of the Lead Borrower's capital stock, shall not exceed $35,000,000 in the aggregate for any fiscal year other than the fiscal year ending February 2, 2003 (as to which fiscal year no dollar limitation shall apply with respect to the Bonds).

            c. The provisions of Section 6.11(b) of the Credit Agreement are hereby deleted in their entirety and the following substituted in their stead:

                        (b) The Borrowers shall not incur Capital Expenditures in an amount in excess of (i) for the fiscal year ending January 31, 2002, $135,000,000.00, and (ii) for any fiscal year thereafter, $100,000,000.00. Notwithstanding the foregoing, for purposes of this Section 6.11(b), the term "Capital Expenditures" shall exclude the acquisition of the Phoenix distribution center.

      5. Conditions Precedent to Effectiveness. This Second Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Administrative Agent:

      a. This Second Amendment shall have been duly executed and delivered by the Required Lenders and the other parties hereto and, shall be in full force and effect and shall be in form and substance satisfactory to the Administrative Agent and the Required Lenders.

      b. All action on the part of the Borrowers necessary for the valid execution, delivery and performance by the Borrowers of this Second Amendment shall have been duly and effectively taken and evidence thereof satisfactory to the Administrative Agent shall have been provided to the Administrative Agent.

      c. The Borrower shall have paid to the Administrative Agent, for the pro rata accounts of the Lenders, an amendment fee in the sum of $100,000. Such amendment fee shall be fully earned upon payment and shall not be subject to refund or rebate under any circumstances.

      6. Miscellaneous.

      a. This Second Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

      b. This Second Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

      c. Any determination that any provision of this Second Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Second Amendment.

      d. The Borrowers shall pay on demand all costs and expenses of the Agents, including, without limitation, reasonable attorneys' fees in connection with the preparation, negotiation, execution and delivery of this Second Amendment.

      e. The Borrowers warrant and represent that the Borrowers have consulted with independent legal counsel of the Borrowers' selection in connection with this Second Amendment and is not relying on any representations or warranties of the Agents, the Lenders or their counsel in entering into this Second Amendment.

      IN WITNESS WHEREOF, the parties have duly executed this Second Amendment as of the day and year first above written.

                                          PETSMART, INC.
                                          as Lead Borrower and Borrower


                                          By /s/ Thomas S. Liston
                                            -------------------------
                                          Name:
                                          Title:

                                          PETSMART DIRECT, INC.


                                          By /s/ Thomas S. Liston
                                            -------------------------
                                          Name:
                                          Title:

                                          PETSMART STORE SUPPORT
                                          GROUP, INC.


                                          By /s/ Thomas S. Liston
                                            -------------------------
                                          Name:
                                          Title:

                                          PETSMART.COM, INC.


                                          By /s/ Thomas S. Liston
                                             ------------------------
                                          Name:
                                          Title:

                                          PET CATALOG, LLC


                                          By /s/ Thomas S. Liston
                                             ------------------------
                                          Name:
                                          Title:

                                          FLEET RETAIL FINANCE INC.,
                                          as Administrative Agent, as
                                          Collateral Agent, as Swingline
                                          Lender, and as Lender


                                          By: /s/ Keith F. Vercauteren
                                             -------------------------

                                          Name:
                                               ----------------------
                                          Title:
                                                ---------------------

                                    FLEET NATIONAL BANK,
                                                as Issuing Bank


                                          By: /s/ Keith F. Vercauteren
                                             -------------------------
                                          Name:
                                               ----------------------
                                          Title:
                                                ---------------------

                                    GMAC BUSINESS CREDIT, LLC,
                                          as Lender


                                          By: /s/ George Grieco
                                             ________________________

                                          Name:______________________

                                          Title:_____________________

                                    CONGRESS FINANCIAL
                                    CORPORATION (WESTERN),
                                          as Co-Agent and Lender


                                          By: /s/ D.B. Laughton
                                             ________________________

                                          Name:______________________

                                          Title:_____________________

                                    FOOTHILL CAPITAL CORPORATION,
                                          as Lender


                                          By: /s/ Robert S. Cambora
                                             ________________________

                                          Name:______________________

                                          Title:_____________________

                                    HELLER FINANCIAL, INC.,
                                          as Lender

                                          By: /s/ Tara Wrobel
                                             ________________________

                                          Name:______________________

                                          Title:_____________________

                                    LASALLE BUSINESS CREDIT, INC.
                                    as Lender


                                          By: /s/ William A. Stapel
                                             ________________________

                                          Name:______________________

                                          Title:_____________________

                                    TEXTRON FINANCIAL CORPORATION,
                                          as Lender


                                          By: /s/ Ralph J. InFante
                                             ________________________

                                          Name:______________________

                                          Title:_____________________

                                    debis FINANCIAL SERVICES, INC.,
                                          as Lender


                                          By: /s/ James M. Vandervalk
                                             ________________________

                                          Name:______________________

                                          Title:_____________________

                                    IBJ WHITEHALL BUSINESS CREDIT
                                    CORPORATION,
                                          as Lender


                                          By: /s/ Chris Magnante
                                             ________________________

                                          Name:______________________

                                          Title:_____________________

                                    SIEMENS FINANCIAL SERVICES, INC.,
                                          as Lender


                                          By: /s/ Frank Amodio
                                             ________________________

                                          Name:______________________

                                          Title:_____________________

                                    ORIX FINANCIAL SERVICES, INC.,
                                          as Lender


                                          By: /s/ Michael A. Stockrahm
                                             ________________________

                                          Name:______________________

                                          Title:_____________________

                                    THE PROVIDENT BANK,
                                          as Lender


                                          By: /s/ Michael D. Shover
                                             ________________________

                                          Name:______________________

                                          Title:_____________________

693728.5

                       THIRD AMENDMENT TO CREDIT AGREEMENT

         This Third Amendment to Credit Agreement (the "Second Amendment") is made as of this 20 day of June, 2002 by and among

         PETSMART, INC., a Delaware corporation, having a principal place of business at 19601 North 27th Avenue, Phoenix, Arizona 85027, as Lead Borrower for the Borrowers, being said PETSMART, INC., and

                  PETSMART DIRECT, INC., a New York corporation, having a principal place of business at 1989 Transit Way, Brockport, New York 14420;

                  PETSMART STORE SUPPORT GROUP, INC., a Delaware corporation, having a principal place of business at 19601 North 27th Avenue, Phoenix, Arizona 85027;

                  PETSMART.COM., INC., a Delaware corporation, having a principal place of business at 19601 North 27th Avenue, Phoenix Arizona 85027; and

                  PET CATALOG, LLC, a Delaware limited liability company, having a principal place of business at 19601 North 27th Avenue, Phoenix, Arizona 85027 each of the Lenders party to the Credit Agreement (defined below) (together with each of their successors and assigns, referred to individually as a "Lender" and collectively as the "Lenders"), and

         FLEET NATIONAL BANK, as Issuing Bank, a national banking association having a place of business at 100 Federal Street, Boston, Massachusetts 02110; and

         FLEET RETAIL FINANCE INC., as Administrative Agent and Collateral Agent for the Lenders, a Delaware corporation, having its principal place of business at 40 Broad Street, Boston, Massachusetts 02109; and

         CONGRESS FINANCIAL CORPORATION (WESTERN), as Co-Agent.

In consideration of the mutual covenants herein contained and benefits to be derived herefrom.

                               W I T N E S S E T H

         A. Reference is made to the Credit Agreement (as amended and in effect, the "Credit Agreement") dated as of April 30, 2001 by and among the Lead Borrower, the Borrowers, the Lenders, the Issuing Bank, the Agents, and the Co-Agent.

         B. The parties to the Credit Agreement desire to modify and amend certain provisions of the Credit Agreement, as provided herein.



                                       1.

         Accordingly, the parties hereto agree as follows:

         1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

         2. Amendments to Article I of the Credit Agreement. The provisions of Article I of the Credit Agreement are hereby amended as follows:

         a. The definition of "Bonds" is hereby deleted in its entirety and the following substituted in its stead:

                  "Bonds" means any unsecured Indebtedness for borrowed money permitted pursuant to this Agreement.

         b. The definition of "Cash Control Event" is hereby deleted in its entirety and the following substituted in its stead:

                  "Cash Control Event" means that Excess Availability is less than $40,000,000. For purposes of Section 2.21(h) hereof, the occurrence of a Cash Control Event shall be deemed continuing notwithstanding that Excess Availability may thereafter exceed the amount set forth in the preceding sentence unless and until Excess Availability exceeds such amount for sixty (60) consecutive days, in which case a Cash Control Event shall no longer be deemed to be continuing for purposes of Section 2.21(h) hereof, provided that a Cash Control Event shall be deemed continuing (even if Excess Availability exceeds the required amounts for sixty consecutive days) if a Cash Control Event has occurred and been discontinued on three (3) occasions in any twelve month period.

         c. The definition of "Maturity Date" is hereby deleted in its entirety and the following substituted in its stead:

                  "Maturity Date" means April 30, 2006.

         d. The definition of "Payment Conditions" is hereby deleted in its entirety and the following substituted in its stead:

                  "Payment Conditions" means, at the time of determination, that
                  (a) no Default or Event of Default then exists or would arise as a result of the making of the subject payment, and (b) prior to, and immediately after giving effect to, the subject payment, and on a pro forma twelve months basis thereafter, Excess Availability shall be equal to or greater than $40,000,000.00.

         3. Amendments to Article II of the Credit Agreement. The provisions of Article II of the Credit Agreement are hereby amended as follows:

         a. The provisions of Section 2.01(a)(i) of the Credit Agreement are hereby amended by deleting the number "$250,000,000" appearing therein and substituting the number "$200,000,000" in its stead.

                                       2.

         b. The provisions of Section 2.05(b) of the Credit Agreement are hereby amended by deleting the number "$250,000,000" appearing therein and substituting the number "$200,000,000" in its stead.

         4. Amendments to Article V of the Credit Agreement. The provisions of Article V of the Credit Agreement are hereby amended as follows:

         a. The provisions of Section 5.01(c) of the Credit Agreement are hereby amended by adding the following at the beginning thereof:

                  at any time that a Cash Control Event exists,

         b. The provisions of Section 5.01(f) of the Credit Agreement are hereby deleted in their entirety and the following substituted in their stead:

                  (f) within five (5) days after the end of each month, a certificate in the form of Exhibit D (a "Borrowing Base Certificate") showing the Borrowing Base as of the close of business on the last day of the immediately preceding month, each such Certificate to be certified as complete and correct on behalf of the Borrowers by a Financial Officer of the Lead Borrower, provided, however, if and so long as a Cash Control Event exists, such Borrowing Base Certificate (showing the Borrowing Base as of the close of business on the last day of the immediately preceding week) shall be furnished weekly on Wednesday of each week;

         c. The provisions of Section 5.01(j) of the Credit Agreement by deleting the number "$5,000,000" and substituting the number "$20,000,000" in its stead.

         d. The provisions of Section 5.03 of the Credit Agreement are hereby amended by adding the following at the end of clause
                  (ii) thereof:

                  provided that, notwithstanding the foregoing, the Lead Borrower shall only be obligated to furnish a store listing quarterly within 45 days of the end of each fiscal quarter;

         e. The provisions of Section 5.09(b) of the Credit Agreement are hereby deleted in their entirety and the following substituted in their stead:

                  (b) Each Loan Party will, and will cause each of the Subsidiaries to, from time to time upon the request of the Collateral Agent or the Required Lenders through the Administrative Agent, permit any Agent or professionals (including investment bankers, consultants, accountants, lawyers and appraisers) retained by the Agents, upon reasonable prior notice and during normal business hours, to conduct appraisals, commercial finance examinations and other evaluations, including, without limitation, of (i) the Borrowers' practices in the computation of the Borrowing Base and (ii) the assets included in the Borrowing Base and related financial information such as, but not limited to, sales, gross margins, payables, accruals and reserves, and pay the reasonable fees and expenses of the Agents or such professionals with respect to such evaluations and appraisals, provided that


                                       3.

                  as long as a Default has not occurred and is continuing, in each fiscal year commencing with the Borrowers' fiscal year beginning February, 2002, as long as average Excess Availability for the last six months of the immediately preceding fiscal year was equal to or greater than (A) $80,000,000.00, the Borrowers shall not be required to pay for more than one commercial finance examination and one inventory appraisal in the then current fiscal year, or (B) $40,000,000.00 (but less than $80,000,000.00), the Borrowers shall not be required to pay for more than three commercial finance examinations and three inventory appraisals in the then current fiscal year provided that if the average Excess Availability for any thirty day period in any fiscal year is equal to or less than $40,000,000.00, the Borrowers shall be required to pay for all commercial finance examinations and appraisals undertaken during such fiscal year.

         5. Amendments to Article VI of the Credit Agreement. The provisions of Article VI of the Credit Agreement are hereby amended as follows:

         a. The provisions of Section 6.01(a)(v) are hereby deleted in their entirety and the following substituted in their stead:

                  (v) Indebtedness of any Loan Party to finance the acquisition, construction or improvement of any fixed or capital assets or software, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof, provided that the aggregate principal amount of Indebtedness permitted by this clause (v) shall not exceed $50,000,000.00 at any time outstanding;

         b. The provisions of Section 6.01(a)(ix) are hereby deleted in their entirety and the following substituted in their stead:

                  (ix) other unsecured Indebtedness or subordinated Indebtedness, provided that the terms of such Indebtedness are customary for the applicable type of financing;

         c. The provisions of Section 6.01(b) are hereby deleted in their entirety.

         d. The provisions of Section 6.04(d) are hereby deleted in their entirety and the following substituted in their stead:

                  (d) Guarantees constituting Indebtedness permitted by Section 6.01, provided that such Guarantees by the Borrowers, other than Guarantees of Indebtedness permitted under Section 6.01(a)(ix), shall not exceed $20,000,000.00 in the aggregate at any time outstanding;

         e. The provisions of Section 6.04(f) are hereby deleted in their entirety and the following substituted in their stead:



                                       4.

                  (f) loans or advances to employees for the purpose of travel, entertainment or relocation in the ordinary course of business in an amount not to exceed $1,000,000.00 to any employee or $7,500,000.00 in the aggregate at any time outstanding;

         f. The provisions of Section 6.04(g) are hereby deleted in their entirety and the following substituted in their stead:

                  (g) acquisitions of the capital stock or assets of any other Person, provided that (i) no Cash Control Event exists immediately prior to, or after giving effect to, the acquisition, and (ii) no Default or Event of Default exists immediately prior to, or after giving effect to, the acquisition, and (iii) the provisions of Section 5.12 are satisfied, or if the transaction is an asset acquisition, reasonably promptly after such acquisition, the applicable Loan Parties shall have executed such documents and agreements as the Collateral Agent shall have reasonably requested in order to create and perfect the Collateral Agent's Lien on the assets so acquired.

         g. The provisions of Section 6.04(h) are hereby deleted in their entirety and the following substituted in their stead:

                  (h) equity investments, loans or advances made by any Loan Party to any Foreign Subsidiary in an aggregate amount not to exceed $10,000,000 outstanding at any time provided that (i) the Borrowers shall be in compliance with the provisions of
                  Section 6.11 hereof, immediately prior to, and immediately after giving effect to, such investment, loan or advance, and on a twelve month pro forma basis thereafter, and (ii) no Default or Event of Default exists immediately prior to, or after giving effect, to any such investment, loan or advance;

         h. The provisions of Section 6.04(i) are hereby deleted in their entirety and the following substituted in their stead:

                  (i) working capital advances to veterinarians who are tenants of properties owned by or leased by a Loan Party in an aggregate amount not to exceed $15,000,000 outstanding at any time, provided that no Default or Event of Default exists immediately prior to, or after giving effect, to any such advance;

         i. The provisions of Section 6.04(j) are hereby deleted in their entirety and the following substituted in their stead:

                  (j) loans to, or guarantees of obligations of, officers of any Loan Party to exercise incentive stock options of the Lead Borrower, to purchase capital stock of the Lead Borrower or to pay alternative minimum tax obligations of such officers, provided that no Default or Event of Default exists immediately prior to, or after giving effect, to any such loan or guarantee, and provided further that such loans or guarantees shall not exceed an amount equal to $7,500,000.00 in the aggregate at any time outstanding;



                                       5.

         j. The provisions of Section 6.05 of the Credit Agreement are hereby amended by deleting the final subparagraph in its entirety and substituting the following in its stead:

                  provided that all sales, transfers, leases and other dispositions permitted hereby (other than sales, transfers and other disposition permitted under clause (b)) shall be made at arm's length and for fair value: and further provided that the authority granted under clauses (b) through (e) hereof may be terminated in whole or in part b, the Agents upon the occurrence and during the continuance of any Event of Default.

         k. The provisions of Section 6.06(a) are hereby deleted in their entirety and the following substituted in their stead:

                  (a) The Loan Parties will not, and will not permit any Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except as long as no Default or Event of Default exists or would arise therefrom (i) the Loan Parties may declare and pay dividends with respect to their capital stock payable solely in additional shares of their common stock, (ii) the Subsidiaries of the Lead Borrower may declare and pay dividends ratably with respect to their capital stock, and (iii) the Lead Borrower may repurchase its capital stock or declare and pay cash dividends or other distributions if the Payment Conditions are then satisfied.

         l. The provisions of Section 6.06(b)(iii) are hereby deleted in their entirety and the following substituted in their stead:

                  (iii) redemptions of the Indebtedness due under the Bonds, if the Payment Conditions are then satisfied.

         m. The provisions of Section 6.09 are hereby deleted in their entirety and the following substituted in their stead:

                  SECTION 6.09 Amendment of Material Documents. The Loan Parties will not, and will not permit any Subsidiary to, amend, modify or waive any of its rights under (a) any leases or subleases relating to real estate, including, without limitation, the Real Estate, or (b) the Bonds, in each case to the extent that such amendment, modification or waiver would be materially adverse to the interests of the Lenders.

         n. The provisions of Section 6.11(a) are hereby deleted in their entirety and the following substituted in their stead:

                  (a) The Borrowers shall not permit Excess Availability to be less than $20,000,000.00 at any time.

         o. The provisions of Section 6.11(b) are hereby deleted in their entirety.


                                       6.

         6. Amendments to Article VII of the Credit Agreement. The provisions of Article VII of the Credit Agreement are hereby amended as follows:

         a. The provisions of Section 7.01(k) of the Credit Agreement are hereby amended by deleting the number "$5,000,000" appearing therein and substituting the number "$25,000,000" in its stead.

         b. The provisions of Section 7.01(o) of the Credit Agreement are hereby amended by deleting the number "$5,000,000" appearing therein and substituting the number "$10,000,000" in its stead.

         7. Amendment to Schedules. Schedule 5.01(1) to the Credit Agreement is hereby deleted in its entirety and a new Schedule 5.01(1) in the form annexed hereto substituted in its stead.

         8. Conditions Precedent to Effectiveness. This Third Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Administrative Agent:

         a. This Third Amendment shall have been duly executed and delivered by the Required Lenders and the other parties hereto and, shall be in full force and effect and shall be in form and substance satisfactory to the Administrative Agent and the Required Lenders.

         b. All action on the part of the Borrowers necessary for the valid execution, delivery and performance by the Borrowers of this Third Amendment shall have been duly and effectively taken and evidence thereof satisfactory to the Administrative Agent shall have been provided to the Administrative Agent.

         c. The Borrower shall have paid to the Administrative Agent, for the pro rata accounts of the Lenders consenting to and executing this Third Amendment, an amendment fee in an amount equal to 25 basis points of the Commitment of each such Lender. Such amendment fee shall be fully earned upon payment and shall not be subject to refund or rebate under any circumstances.

         d. The Borrower shall have executed and delivered to each of the Lenders an Amended and Restated Revolving Credit Note to reflect the reduction of the Total Commitment.

         e. The Borrower and each Facility Guarantor shall have provided such additional instruments and documents to the Administrative Agent as the Administrative Agent and its counsel may have reasonably requested.

         9.       Miscellaneous.

         a. This Third Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.



                                       7.

         b. This Third Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

         c. Any determination that any provision of this Third Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Third Amendment.

         d. The Borrowers shall pay promptly after demand all costs and expenses of the Agents, including, without limitation, reasonable attorneys' fees in connection with the preparation, negotiation, execution and delivery of this Third Amendment.

         e. The Borrowers warrant and represent that the Borrowers have consulted with independent legal counsel of the Borrowers' selection in connection with this Third Amendment and is not relying on any representations or warranties of the Agents, the Lenders or their counsel in entering into this Third Amendment.

         f. Except as provided herein, all terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The Borrower hereby ratifies, confirms, and reaffirms all of the representations, warranties and covenants therein contained and acknowledges that the Obligations, as amended hereby, are and continue to be secured by the Collateral.



                                       8.

         IN WITNESS WHEREOF, the parties have duly executed this Third Amendment as of the day and year first above written.

                                      PETSMART, INC.
                                      as Lead Borrower and Borrower

                                      By    /s/   Scott A. Crozier
                                         ---------------------------------------
                                      Name:
                                      Title:

                                      PETSMART DIRECT, INC.


                                      By    /s/   Scott A. Crozier
                                         ---------------------------------------
                                      Name:
                                      Title:

                                      PETSMART STORE SUPPORT GROUP, INC.


                                      By    /s/   Scott A. Crozier
                                         ---------------------------------------
                                      Name:
                                      Title:

                                      PETSMART.COM, INC.


                                      By    /s/   Scott A. Crozier
                                         ---------------------------------------
                                      Name:
                                      Title:

                                      PET CATALOG, LLC


                                      By    /s/   Scott A. Crozier
                                         ---------------------------------------
                                      Name:
                                      Title:

                                      FLEET RETAIL FINANCE INC., as
                                      Administrative Agent, as Collateral Agent, as Swingline Lender, and as Lender


                                      By    /s/   Keith Vercauteren
                                         ---------------------------------------
                                      Name: Keith Vercauteren
                                      Title: AVP

                                      FLEET NATIONAL BANK, as Issuing Bank


                                      By    /s/   Keith Vercauteren
                                         ---------------------------------------
                                      Name: Keith Vercauteren
                                      Title: AVP

                                      GMAC BUSINESS CREDIT, LLC, as Lender


                                      By    /s/   George Grieco
                                         ---------------------------------------
                                      Name: George Grieco
                                      Title: Director

                                      CONGRESS FINANCIAL CORPORATION (WESTERN), as Co-Agent and Lender


                                      By    /s/   Gary Whitaker
                                         ---------------------------------------
                                      Name: Gary Whitaker
                                      Title: VP

                                      FOOTHILL CAPITAL CORPORATION, as Lender


                                      By    /s/   Juan Barrera
                                         ---------------------------------------
                                      Name: Juan Barrera
                                      Title:

                                      LASALLE BUSINESS CREDIT, INC. as Lender


                                      By    /s/   William A. Stapel
                                         ---------------------------------------
                                      Name: William A. Stapel
                                      Title: F.V.P.

                                      GENERAL ELECTRIC CAPITAL CORPORATION
                                      (successor to Heller Financial, Inc. and debis Financial Services, Inc.), as Lender


                                      By    /s/   W. Jerome McDermott
                                         ---------------------------------------
                                      Name: W. Jerome McDermott
                                      Title: Duly Authorized Signatory

                                      IBJ WHITEHALL BUSINESS CREDIT CORPORATION, as Lender


                                      By    /s/   Brian Kennedy
                                         ---------------------------------------
                                      Name: Brian Kennedy
                                      Title: Vice President

                                      SIEMENS FINANCIAL SERVICES, INC., as
                                      Lender


                                      By    /s/   Frank Amodio
                                         ---------------------------------------
                                      Name: Frank Amodio
                                      Title: Vice President-Credit

                                      ORIX FINANCIAL SERVICES, INC., as Lender


                                      By    /s/   J. Paul Hicks
                                         ---------------------------------------
                                      Name: J. Paul Hicks
                                      Title: First Vice President

                                      THE PROVIDENT BANK, as Lender


                                      By    /s/   Cary M. Sierzputowski
                                         ---------------------------------------
                                      Name: Cary M. Sierzputowski
                                      Title: Vice President

                         CONSENT OF FACILITY GUARANTORS

          The undersigned, Facility Guarantors, each hereby consent to the Third Amendment to Agreement and each acknowledge that their Guarantee of the Obligations, the Security Agreement and all other Loan Documents executed by each of them remains in full force and effect.

          IN WITNESS WHEREOF, the Facility Guarantors have caused this Consent to Third Amendment to be executed and their seals to be hereto affixed as the date first above written.

                                            STATE LINE TACK, INC.
                                            PETSMART VETERINARY SERVICES, INC.
                                            AUTHORITY PET FOOD COMPANY
                                            PACIFIC COAST DISTRIBUTING, INC.
                                            PETSTUFF CANADA (USA) HOLDINGS, INC.
                                            PETSTUFF NOVA SCOTIA, INC.
                                            3003300 NOVA SCOTIA COMPANY

                                            By   /s/   Scott A. Crozier
                                               ---------------------------------
                                            Name: Scott A. Crozier

                                            Authorized Signatory